     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 3, 2003


                                             1933 ACT REGISTRATION NO. 033-76432
                                             1940 ACT REGISTRATION NO. 811-08412
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                       POST-EFFECTIVE AMENDMENT NO. 9 TO
                                    FORM S-6


               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2
                            ------------------------

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K
                             (Exact name of Trust)
                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                           1300 SOUTH CLINTON STREET
                                 P.O. BOX 1110
                              FORT WAYNE, IN 46801
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------


Name and complete address of agent for                   Copy to:
               service:
     Elizabeth Frederick, Esquire            Lawrence A. Samplatsky, Esquire
         The Lincoln National                      The Lincoln National
        Life Insurance Company                    Life Insurance Company
      1300 South Clinton Street                     350 Church Street
            P.O. Box 1110                           Hartford, CT 06103
      Fort Wayne, Indiana 46801


                            ------------------------

    Title of securities being registered: Flexible Premium Variable Life Insurance Policies.

    Approximate date of proposed public offering: Continuous

  INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
                     (TITLE OF SECURITIES BEING REGISTERED)


An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Form 24f-2 for Registrant, for the fiscal year ending December 31, 2002 was filed March 26, 2003


    It is proposed that this filing will become effective (check appropriate box)

        / /  immediately upon filing pursuant to paragraph (b)

        /X/  on May 1, 2003 pursuant to paragraph (b) of Rule 485

        / /  60 days after filing pursuant to paragraph (a) (1)
        / /  on (date) pursuant to paragraph (a) (1) of Rule 485

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS


       N-8B-2
        ITEM            CAPTION IN PROSPECTUS
---------------------   ------------------------------------------------------------
                    1   Cover Page

                    2   Cover Page

                    3   Not Applicable

                    4   Distribution of the Policy

                    5   Lincoln Life, The General Account and The Separate Account

                    6   The Account

                    7   Not Applicable

                    8   Not Applicable

                    9   Legal Proceedings

                   10   Summary of the Policy; The Policy; The Separate Account; The
                          Investment Advisors; Addition, Deletion or Substitution of
                          Investments; Charges and Deductions; Policy Benefits;
                          Voting Rights; General Provisions

                   11   Summary of the Policy; The Investment Advisors

                   12   Summary of the Policy; The Investment advisors

                   13   Summary of the Policy; Charges and Deductions

                   14   Summary of the Policy; Requirements for Issuance of Policy

                   15   Premium Payment and Allocation of Premiums

                   16   Premium Payment and Allocation of Premiums; The Separate
                          Account

                   17   Summary of the Policy; Charges and Deductions; Policy
                          Benefits

                   18   Premium Payment and Allocation of Premiums; Policy Benefits

                   19   General Provisions; Voting Rights

                   20   Not Applicable

                   21   Policy Benefits; General Provisions

                   22   Not Applicable

                   23   Safekeeping of the Account's Assets

                   24   General Provisions

                   25   Lincoln Life

                   26   Not Applicable

                   27   Investment Advisors; Charges and Deductions

                   28   Executive Officers and Directors of The Lincoln National
                          Life Insurance Company

                   29   Lincoln Life, The General Account, and The Separate Account

                   30   Not Applicable

                   31   Not Applicable

                   32   Not Applicable

                   33   Not Applicable

                   34   Not Applicable

                   35   The Policy

       N-8B-2
        ITEM            CAPTION IN PROSPECTUS
---------------------   ------------------------------------------------------------
                   36   Not Applicable

                   37   Not Applicable

                   38   Summary of the Policy; Distribution of the Policy

                   39   Summary of the Policy; Distribution of the Policy

                   40   Not Applicable

                   41   Distribution of the Policy

                   42   Not Applicable

                   43   Not Applicable

                   44   Charges and Deductions

                   45   Not Applicable

                   46   Policy Benefits

                   47   Not Applicable

                   48   Not Applicable

                   49   Not Applicable

                   50   Not Applicable

                   51   Cover Page; Summary of the Policy; Charges and Deductions;
                          Policy Benefits; The Policy

                   52   Addition, Deletion or Substitution of Investments

                   53   Federal Tax Matters

                   54   Not Applicable

                   55   Not Applicable

                   56   Not Applicable

                   57   Not Applicable

                   58   Not Applicable

                   59   Not Applicable

MULTI FUND-REGISTERED TRADEMARK- VARIABLE LIFE

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K


Home Office:                              Administrative Office:
1300 South Clinton Street                 Personal Service Center MIR-1
P.O. Box 1110                             P.O. Box 5048
Fort Wayne, Ind. 46801                    Hartford, CT 06102-5048
(800-454-6265)                            (877-200-8213)



This prospectus describes a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "we", the "company").

The policy features:

- flexible premium payments;

- a choice of two death benefit options;

- a choice of underlying investment options.


You may allocate net premiums to the subaccounts of our Flexible Premium Variable Life Account K ("Separate Account"). Each subaccount invests in one of the Funds listed below.



- Delaware VIP Global Bond Series (Standard Class)



- Delaware VIP Large Cap Value Series (Standard Class)



- Delaware VIP Trend Series (Standard Class)



- Lincoln VIP Aggressive Growth Fund (Standard Class)



- Lincoln VIP Bond Fund (Standard Class)



- Lincoln VIP Capital Appreciation Fund (Standard Class)



- Lincoln VIP Equity Income Fund (Standard Class)



- Lincoln VIP Global Asset Allocation Fund (Standard Class)



- Lincoln VIP Growth and Income Fund (Standard Class)



- Lincoln VIP International Fund (Standard Class)



- Lincoln VIP Managed Fund (Standard Class)



- Lincoln VIP Money Market Fund (Standard Class)



- Lincoln VIP Social Awareness Fund (Standard Class)



- Lincoln VIP Special Opportunities Fund (Standard Class)


Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. Review this prospectus and the funds prospectus to achieve a clear understanding of any fund you are considering. This policy may, or may not, be appropriate for your individual financial goals. If you are already entitled to favorable financial tax treatment, you should satisfy yourself that this policy meets your other financial goals before you buy it. The value of the policy and, under one option, the death benefit amount depends on the investment results of the funding options you select.

It may not be advantageous to replace existing life insurance or an annuity contract or supplement an existing flexible premium variable life insurance contract with the policy. This Separate Account prospectus is being furnished along with the prospectuses of the Funds. These should be read carefully to understand the policy being offered.

TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP ALL FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS PROSPECTUS OR DETERMINED IT IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

THIS POLICY MAY NOT BE AVAILABLE IN ALL STATES, AND THIS PROSPECTUS ONLY OFFERS THE POLICY FOR SALE IN JURISDICTIONS WHERE SUCH OFFER AND SALE ARE LAWFUL.


                         Prospectus Dated: May 1, 2003

TABLE OF CONTENTS


                                    PAGE
----------------------------------------
SUMMARY OF THE POLICY                 1
----------------------------------------
LINCOLN LIFE, THE GENERAL ACCOUNT,
  AND THE SEPARATE ACCOUNT
Lincoln Life                          5
The General Account                   6
The Separate Account                  6
Fund Participation Agreement          7
The investment advisors               7
Addition, deletion or substitution
  of investments                      7
----------------------------------------
THE POLICY
Requirements for issuance of a
  policy                              8
Units and unit values                 8
Premium payment and allocation of
  premiums                            9
Dollar cost averaging program        11
Effective date                       11
Right to examine policy              12
Policy termination                   12
----------------------------------------
CHARGES AND DEDUCTIONS
Percent of premium charge            12
Contingent deferred sales charge     12
Contingent deferred administrative
  charge                             13
Surrender charge                     14
Monthly deductions                   14
Cost of insurance charges            14
Monthly charge                       15
Fund charges and expenses            15
Mortality and expense risk charge    16
Other charges                        16
Reduction of charges                 17
Exchange of Lincoln Life Universal
  Life policies                      17
Term conversion credits              17
----------------------------------------
POLICY BENEFITS
Death benefit and death benefit
  types                              17
Death benefit guarantee              20
Policy changes                       20
Policy value                         20
Transfer between subaccounts         22
Transfer to and from the General
  Account                            22
Limits on Frequent Transfers         22
Loans                                23
Withdrawals                          24



                                    PAGE
----------------------------------------
Policy lapse and reinstatement       24
Surrender of the policy              25
Proceeds and payment options         25
----------------------------------------
GENERAL PROVISIONS
The contract                         26
Suicide                              26
Representations and contestability   27
Incorrect age or sex                 27
Change of owner or beneficiary       27
Assignment                           27
Reports and records                  27
Projection of benefits and values    28
Postponement of payments             28
Riders                               28
----------------------------------------
DISTRIBUTION OF THE POLICY           31
----------------------------------------
TAX ISSUES                           31
TAXATION OF LIFE INSURANCE
  CONTRACTS IN GENERAL               31
POLICIES WHICH ARE MECS              32
POLICIES WHICH ARE NOT MECS          33
OTHER CONSIDERATIONS                 34
TAX STATUS OF LINCOLN LIFE           34
----------------------------------------
VOTING RIGHTS                        35
----------------------------------------
STATE REGULATION OF LINCOLN LIFE
  AND THE SEPARATE ACCOUNT           35
----------------------------------------
SAFEKEEPING OF THE SEPARATE
  ACCOUNT'S ASSETS                   36
----------------------------------------
LEGAL PROCEEDINGS                    36
----------------------------------------
OFFICERS AND DIRECTORS OF THE
  LINCOLN NATIONAL LIFE INSURANCE
  COMPANY                            36
----------------------------------------
EXPERTS                              38
----------------------------------------
ADDITIONAL INFORMATION               38
----------------------------------------
APPENDIX A: Table of base minimum
  premiums                           39
----------------------------------------
APPENDIX B: Table of surrender
  charges                            41
----------------------------------------
APPENDIX C: Illustrations of
  policy values                      43
----------------------------------------
FINANCIAL STATEMENTS
Separate Account Financial
  Statements                        K-1
Company Financial Statements        S-1

SUMMARY OF THE POLICY

This section is an overview of key policy features and is intended to provide you with a brief explanation of some of the important features of your policy. Its value may change on a:

  1.) fixed basis;

  2.) variable basis; or a

  3.) combination of both fixed and variable bases.

We offer other variable life insurance policies and variable annuity contracts with different features, benefits and charges. These policies also provide values that vary in accordance with the investment experience of a separate account of Lincoln Life.

At all times, your policy must qualify as life insurance under the Internal Revenue Code of 1986, as amended (the "Code") to receive favorable tax treatment under federal law. If these requirements are met, you may benefit from favorable federal tax treatment. Lincoln Life reserves the right to return your premium payments if they result in your policy failing to meet federal tax law requirements.

The state in which your policy is issued will govern whether or not certain features, charges and fees will be allowed in your policy. You should refer to your policy contract for these state specific provisions.

INITIAL CHOICES TO BE MADE

The initial owner of the policy (the "owner" or "you") is named in the "policy specifications" and has all of the policy ownership rights. If no owner is named, the insured (the person whose life is insured under the policy) will be the owner of the policy. If a policy has been absolutely assigned, the assignee is the owner.

You, as the owner, have three important choices to make:

  1.) one of the two death benefit types;

  2.) the amount of premium you want to pay; and

  3.) the amount of your net premium payment to be placed in each of the funding options you select.

LEVEL OR VARYING DEATH BENEFIT

We pay the death benefit to the beneficiary(ies), calculated on the date the insured died, less outstanding loan amount balances, other outstanding amounts due, and surrendered amounts.

When you purchase your policy, you must choose one of two death benefit types. If you choose type 1, the death benefit will be the greater of: the specified amount of the policy or a specified percentage of the policy value on or prior to the date of the insured's death. If you choose type 2, the death benefit will be the greater of: the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. (See Death benefit, page 18.)

For the first three years of your policy, there is a death benefit guarantee monthly premium. This means that the death benefit will not be lower than the initial specified amount and regardless of the gains or losses of the funds you select as long as you pay that premium. Therefore, the initial death benefit under your policy would be guaranteed for three years even though your policy value is insufficient to pay current monthly deductions. (See Death benefit guarantee, page 20.) If you have borrowed against your policy or surrendered a portion of your policy, your initial death benefit will be reduced by the loan account balance and any surrendered amount. (See Death benefit, page 18.)

AMOUNT OF PREMIUM PAYMENT

When you apply for your policy, you must decide how much premium to pay. Premium payments may be changed within the limits described. (See Premium payment, page 9.) If your policy lapses because your monthly premium deduction is larger than the total accumulation value, you may reinstate your policy. (See Policy lapse and reinstatement, page 25.)

When you first receive your policy you will have 10 days to look it over. This is called the "right-to-examine" period. Use this time to review your policy and make sure it meets your needs. During this time period your initial premium payment will be deposited in the General Account. If you then decide you do not want your policy, all premium payments will be returned to you with no interest paid. State laws where you live might change the number of days in the "right-to-examine" time period. (See Right to examine policy, page 12.)

HOW ARE MY PREMIUMS PROCESSED?

You determine in the application what portions of net premiums are to be allocated to the General Account and/or the various subaccounts of the Separate Account. Your initial net premiums are automatically allocated to the Lincoln Life General Account. After the record date (the date the policy is recorded on our books as an in-force policy) the policy value and all subsequent net premiums will automatically be invested according to your instructions. You may change future allocations of net premiums at any time without charge by notifying us in writing. Subject to certain restrictions, you may transfer amounts among the General Account and the subaccounts of the Separate Account.

SELECTION OF FUNDING VEHICLES

You must choose the funds or series in which you want to place each net premium payment. Twelve subaccounts make up the Separate Account, the "variable" part of the contract. Each subaccount invests exclusively in the shares of a specified fund. If the mutual funds you select goes up in value, so does the cash value of your policy.

Each of the subaccounts of the Separate Account is invested solely in the shares of one of the funds available under the policies. Each of the funds, in turn, is an investment portfolio of one of the trusts or corporations listed below. A given fund may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, investment results may vary.

You may also choose to place all or part of your premium payment into the General Account, Premium payments put into the General Account become part of Lincoln Life's General Account, do not share the investment experience of the Separate Account, and have a guaranteed minimum interest rate of 4% per year. For additional information see the General Account, page 6.

You can allocate amounts to one or more of the subaccounts of the Separate Account. Your investment amount is the portion of the policy value allocated to the Separate Account. The Separate Account is Lincoln Life Flexible Premium Variable Life Account K, established by Lincoln Life to receive and invest net premiums paid under the policy. The available funds or series are:


SERIES
Three series are being offered by Delaware VIP Trust.


GLOBAL BOND -- Seeks current income consistent with preservation of principal. Under normal circumstances, the Series will invest at least 80% of its net assets in debt obligations. The Series will invest in issuers located throughout the world.

LARGE CAP VALUE -- Seeks capital appreciation with current income as a secondary objective. Under normal circumstances, at least 80% of the Series' net assets will be in investments of large cap companies. Management considers buying a stock when they believe it is undervalued and has the potential to increase in price as the market realizes its true value.


TREND -- Seeks long-term capital appreciation by investing primarily in stocks of small growth-oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace and have the fundamental characteristics to support continued growth.


FUNDS
The following funds are being offered by Lincoln Variable Insurance Products Trust.


All of the funds with the exception of the Special Opportunities Fund are diversified, open-end management investment companies. The Special Opportunities Fund is open-end, but is non-diversified.


AGGRESSIVE GROWTH FUND (1994) -- Seeks to maximize capital appreciation. The fund invests in a diversified group of domestic stocks primarily of small and medium size companies.



BOND FUND (1981) -- Seeks maximum current income consistent with prudent investment strategy. The fund invests in a diverse group of domestic fixed-income securities including high-quality investment-grade corporate bonds, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed securities.



CAPITAL APPRECIATION FUND (1994) -- Seeks long-term growth of capital consistent with preservation of capital. The fund primarily invests in stocks of large and medium sized U.S. companies. Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks and may also buy some money market securities and bonds, including junk bonds.



EQUITY INCOME FUND (1994) -- Seeks reasonable income by investing primarily in income-producing equity securities. The fund invests in a diverse group of income-producing stocks of large-sized value companies and may invest in many different types of debt obligations of any quality including corporate bonds, government securities and asset-backed securities, mortgage-backed securities and junk bonds.



GLOBAL ASSET ALLOCATION FUND (1987) -- Seeks long-term total return consistent with preservation of capital. The fund allocates its assets among several categories of equity, fixed-income and money market securities of U.S. and foreign issuers.



GROWTH AND INCOME FUND (1981) -- The fund seeks long-term capital appreciation. The fund invests in a diversified portfolio of stocks primarily of large-sized U.S. companies and to a smaller degree may hold stocks of medium-sized U.S. companies.


INTERNATIONAL FUND (1991) -- Seeks long-term capital appreciation. The fund trades in securities issued outside the United States -- mostly stocks, with an occasional bond or money market security.

MANAGED FUND (1983) -- Seeks maximum long-term total return (capital gains plus income) consistent with prudent investment strategy. The fund invests in a mix of stocks, bonds and money market securities.


MONEY MARKET FUND (1981) -- Seeks maximum current income consistent with the preservation of capital by investing in money market securities that provide the most attractive yields. The fund invests in high quality short-term obligations issued by U.S. corporations; the U.S. Government; and federally chartered banks and U.S. branches of foreign banks.



SOCIAL AWARENESS FUND (1988) -- Seeks long-term capital appreciation. The fund buys stocks of large and medium sized companies which adhere to certain specific social criteria.

SPECIAL OPPORTUNITIES FUND (1981) -- Seeks maximum long-term capital appreciation. The fund primarily invests in mid-size companies whose stocks have significant growth potential. Current income is a secondary consideration.


WHAT CHARGES AND DEDUCTIONS
ARE MADE FROM MY POLICY?

Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.

We deduct a percent of premium charge from each premium payment. The total charge is currently 3.95%, 1.95% for sales loads and 2.00% for taxes. We make monthly deductions for administrative expenses (currently $7.50 per month) along with the cost of insurance and any riders that are placed on your policy. We make daily deductions against the Separate Account for mortality and expense risks. This charge is currently at an annual rate of .68% and is guaranteed not to exceed .90%. (See Mortality and expense risk charge, page 16.)

Each fund or series has its own management fee charge, also deducted daily. Each fund's or series' expense levels will affect its investment results. The table on Fund charges and expenses, page 15, shows your current expense levels for each fund or series.

Each policy year you may make 12 transfers between subaccounts. You may also transfer amounts from the Separate Account to the General Account and, subject to limitations, from the General Account to the Separate Account. For each transfer a charge of $10 is deducted from the amount transfered. Currently, this charge is being waived. (See Transfer between subaccounts, page 22.)

The surrender charge is the amount retained by us if the policy is surrendered. This charge is deducted from policy value upon surrender of the policy or upon a voluntary reduction in specified amount during the first 16 policy years or during the 16 years following a requested increase in specified amount. The surrender charge is equal to the combination of the contingent deferred sales charge and the contingent deferred administrative charge. (See Charges and deductions, beginning on page 12.)

You may borrow within the described limits under your policy. If you borrow, interest will be charged to the loan amount. Currently the interest rate is 6%. Interest will be credited to the loan amount. Currently the interest credited is at an annual rate of 5.05%. (See Loans, page 23.) You may also surrender the policy totally, or withdraw part of its value. Depending on the amount of premium you pay, there may be little, or no, cash value in your policy to borrow or surrender in the early years.

BUYING VARIABLE LIFE INSURANCE

The policies this prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-averse or want more predictable premium levels of benefits may be more comfortable buying more traditional, non-variable life insurance. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection, willing to assume risk, and to monitor investment choices they have made.

A customer may be able to pay a large single premium, using the policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity, or the basis of an investment program for the donee.

Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated.

Flexibility also results from being able to select, monitor and change investment choices within a policy. With the wide variety of fund options available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should monitor their investment choices on an ongoing basis.

Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the policy generates no taxable gain or loss. Investment income and realized capital gains within a fund are automatically reinvested without being taxed to the policy owners. Policy values accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.

The ability of policy owners to access policy values is easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (See Policies which are MECS, page 33.) an owner can borrow policy values tax-free, without surrender charges, and at very low net interest cost. Policy loans can be a source of retirement income. By contrast, variable annuity withdrawals are generally taxable to the extent of accumulated income may be subject to a charge deducted from the policy value, a surrender charge and will result in penalty tax if made before age 59 1/2.

Accumulated policy values may under limited circumstances also be part of the eventual death benefit payable. If a policy is heavily funded and investment performance is very favorable, the death benefit may increase because of tax law requirements that the death benefit be a certain multiple of policy value; depending on the Insured's age (See table following Policy benefits, page 19.). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free.

Certain costs and expenses of variable life insurance ownership which are directly related to policy values (i.e. asset-based costs) are not unlike those incurred through investment in mutual funds or variable annuities. Surrender charges and premium taxes may be applicable to your policy, these charges are explained in more detail beginning on page 12. The significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (approximately the death benefit less policy loans and less policy value). This charge increases with age, varies by underwriting classification, smoking status, and in most states by gender. The effect of these costs and expenses can be seen in illustrations in this prospectus (see Appendix C).

LINCOLN LIFE,
THE GENERAL ACCOUNT AND
THE SEPARATE ACCOUNT

LINCOLN LIFE


The Lincoln National Life Insurance Company (Lincoln Life)(EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

We have assigned full-time staff devoted to the development of Business Continuity Plans in conjunction with a national vendor. In addition, we have a site available in which to recover our critical business functions in the event of a disaster. We will conduct tests of our capabilities and plans.


In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policyholder's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policyholder, and held in that account until instructions are received from the appropriate Regulator.


THE GENERAL ACCOUNT

The General Account of Lincoln Life consists of all assets owned by Lincoln Life other than those allocated to any of its separate accounts, including the Separate Account. The General Account supports Lincoln Life's insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account is not registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940 ("1940 Act").

THE SEPARATE ACCOUNT

We established the Lincoln Life Flexible Premium Variable Life Account K ("Account K"), on March 9, 1994. Although the assets of the Separate Account are our property, the laws of Indiana under which the Separate Account was established provide that the Separate Account assets attributable to the policies are not chargeable with liabilities arising out of any other business of Lincoln Life. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Lincoln Life to the extent that the Separate Account's assets exceed its liabilities arising under the policies it supports. The assets of the Separate Account will be valued once daily at the close of regular trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open and trading is unrestricted ("Valuation Day").

The Separate Account has been registered as an investment company under the 1940 Act and meets the definition of "separate account" under federal securities laws. Registration with the Securities and Exchange Commission ("Commission") does not involve supervision of the management or investment practices or policies of the Separate Account or Lincoln Life by the Commission.

The Separate Account is divided into subaccounts. Each subaccount invests exclusively in shares of one of the following funds or series:


Delaware VIP Global Bond Series (Standard Class)
Delaware VIP Large Cap Value Series (Standard Class)
Delaware VIP Trend Series (Standard Class)
Lincoln VIP Aggressive Growth Fund (Standard Class)
Lincoln VIP Bond Fund (Standard Class)
Lincoln VIP Capital Appreciation Fund (Standard Class)
Lincoln VIP Equity Income Fund (Standard Class)
Lincoln VIP Global Asset Allocation Fund (Standard Class)
Lincoln VIP Growth and Income Fund (Standard Class)
Lincoln VIP International Fund (Standard Class)
Lincoln VIP Managed Fund (Standard Class)
Lincoln VIP Money Market Fund (Standard Class)
Lincoln VIP Social Awareness Fund (Standard Class)
Lincoln VIP Special Opportunities Fund (Standard Class)

Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct. The funds or series are also invested in by variable annuity contract holders. Should we become aware of any material irreconcilable conflict, either potential or existing, between its variable annuity and variable life insurance contractowners, We have agreed to notify the Board of Directors for the funds and of the series and to remedy, at our own expense, any such conflict.

There is no assurance that any fund or series will achieve its stated objective.

FUND PARTICIPATION AGREEMENT


In order to make the funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, Lincoln Life must perform certain administrative services for the fund advisors or distributors. For these administrative functions, Lincoln Life may be compensated by the fund at annual rates of between .12% and .38% of the assets attributable to the policies.


THE INVESTMENT ADVISORS

Delaware Management Company ("DMC") and Delaware International Advisers, Ltd. ("DIAL") are the investment advisors for the funds listed below. DMC and DIAL are part of the Lincoln Financial Group of companies.


Additionally, DMC currently has four sub-advisory agreements pursuant to which the sub-advisor may perform some or substantially all of the investment advisory services required by a fund. No additional compensation from the assets of those funds will be assessed as a result of the sub-advisory agreements. The following lists the four sub-advisors and the respective funds that they serve:



SUB-ADVISOR                                    FUND(S)

Delaware International Advisers, Ltd.          International
Fidelity Management & Research Company         Equity-Income
Janus Capital Management LLC                   Capital Appreciation
Putnam Investment Management, L.L.C.           Aggressive Growth
                                               Global Asset Allocation



The Bond, Growth and Income, Managed, Money Market, Social Awareness and Special Opportunites Funds do not have sub-advisors.


DMC is the investment advisor for the Large Cap Value Series and the Trend Series. DIAL is the investment advisor for the Global Bond Series. Both DMC and DIAL are registered with the Securities and Exchange Commission as investment advisors. Both are indirect, wholly owned subsidiaries, and subject to the ultimate control of LNC.

ADDITION, DELETION, OR
SUBSTITUTION OF INVESTMENTS

Lincoln Life cannot guarantee that any particular funds will be available for investment by the subaccounts. We reserve the right, subject to compliance with applicable law and prior approval of the Securities and Exchange Commission, to make additions to, deletions from, limit access to, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. Lincoln Life may make these changes (including substitutions) for some or all classes of policyowners.

We reserve the right to eliminate the shares of any fund or series and to substitute shares of another open-end, registered investment company, if the shares are no longer available for investment, or if in the judgment of Lincoln Life further investment in any fund or series should become inappropriate in view of the purposes of the Separate Account. Lincoln Life will not substitute any shares attributable to an owner's interest in a subaccount of the Separate Account without notice and prior approval of the Securities and Exchange Commission, to the extent required by the 1940 Act or other applicable law. A substituted fund may have higher charges than the one it replaces. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policyowners.

Lincoln Life also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new fund or series of a fund, or in shares of another investment company, with a specified investment objective. Lincoln Life may eliminate or establish one or more subaccounts when marketing needs, tax, or investment conditions warrant, or for any other reason in our sole discretion; and any new subaccounts may be made available to existing policyowners on a basis to be determined by Lincoln Life. Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of premium payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

In the event of any such substitution or change, Lincoln Life may by appropriate endorsement make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. If deemed by Lincoln Life to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Lincoln Life separate accounts.

THE POLICY

REQUIREMENTS FOR ISSUANCE OF A POLICY

Individuals wishing to purchase a policy must send a completed application to our administrative mailing address. The minimum specified amount of a policy is $50,000. A policy will generally be issued only to insureds 80 years of age or younger (ages 81-85 by exception only) who supply satisfactory evidence of insurability sufficient to us. Acceptance is subject to our underwriting rules and, except in California, Lincoln Life reserves the right to reject an application for any reason.

Additional insurance on the life of other persons may be applied for by supplemental application. Approval of the additional insurance will be subject to evidence of insurability satisfactory to Lincoln Life.

UNITS AND UNIT VALUES


The value of policy monies invested in each subaccount is accounted for through the use of units and unit values. A unit is an accounting unit of measure used to calculate the value of an investment in a specified subaccount. A unit value is the dollar value of a unit in a specified subaccount on a specified valuation date. Whenever an amount is invested in a subaccount (due to net premium payments, loan payments, or transfer of values into a subaccount), the amount purchases units in that subaccount. The number of units you purchase is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made. Similarly, whenever an amount is redeemed from a subaccount (due to loans and loan interest charges, withdrawals and withdrawal charges, surrenders and surrender charges, transfers of values out of a subaccount and transfer charges, income tax deductions (if any), cost of insurance charges, or monthly charges), units are redeemed from that subaccount. The number of units redeemed is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made.


The unit value is also used to measure the net investment results in a subaccount. The policy value on any valuation day is the sum of the values in each subaccount in which policy values are allocated plus any policy value allocated to the General Account. The value of each subaccount on each valuation day is determined by multiplying the number of units held by a policy in each subaccount by the unit value for that subaccount as determined for that valuation day. Units will be valued once daily as of the close of trading, normally 4:00 PM, New York time, on each day that the New York Stock Exchange
(NYSE) is open and trading is unrestricted (valuation day). On any day other than a valuation day, the unit value will not change. A valuation period is the period starting at the close of trading on the NYSE on a valuation day, and ending at the close of trading on the next valuation day.

The unit value for a subaccount on a specified valuation day is determined by dividing the value of all assets owned by that subaccount, net of the subaccount's liabilities (including any accrued but unpaid daily mortality and expense risk charges), by the total number of units held by policies in that subaccount. Net investment results do not increase or decrease the number of units held by the subaccount.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the net investment factor method. We will achieve substantially the same result using either method.

PREMIUM PAYMENT AND ALLOCATION OF PREMIUMS

Subject to certain limitations, you have considerable flexibility in determining the frequency and amount of premiums. During the first three policy years, the policy will lapse unless either the total of all premiums paid (minus any partial withdrawals and minus any outstanding loans) is at all times at least equal to the death benefit guarantee monthly premium times the number of months since the initial policy date (including the current month) or the net cash surrender value of the policy is greater than zero. Payment of the death benefit guarantee monthly premium during the first three policy years will guarantee that the policy will remain in force for the first three policy years despite negative net cash surrender value (see Death benefit guarantee), but continued payment of such premiums will not guarantee that the policy will remain in force thereafter. The amount of the death benefit guarantee monthly premium is based on the base minimum premium per $1,000 of specified amount (determined by the insured's age, sex, and underwriting class) and includes additional amounts to cover charges for additional benefits, monthly charges, and extra cost of insurance changes for substandard risks. A table of base minimum premiums per $1,000 of specified amount is in Appendix A.

You may designate in the application one of several ways to pay the death benefit guarantee monthly premium. You may elect to pay the first twelve months of premiums in full prior to commencement of insurance coverage. Alternatively, you may elect to pay a level planned periodic premium on a quarterly or semi-annual basis sufficient to meet the premium requirements. Premiums may also be paid monthly if paid by a pre-authorized check. Premiums, other than the initial premium, are payable only at our administrative mailing address.

Each owner will also define a planned periodic premium schedule that provides for payment of a level premium at fixed intervals for a specified period of time. You are not required to pay premiums in accord with this schedule. Furthermore, you have flexibility to alter the amount, frequency, and the time period over which planned periodic premiums are paid. Failure to pay planned periodic premiums will not of itself cause the policy to lapse, nor will the payment of planned periodic premiums equal to or in excess of the required death benefit guarantee monthly premiums guarantee that the policy will remain in force beyond the first three policy years. Unless the policy is being continued under the death benefit guarantee (see Death benefit guarantee), the policy will lapse any time outstanding loans with interest exceed policy value less surrender charge or policy value less outstanding loans and less surrender charge is insufficient to pay certain monthly deductions, and a grace period expires without a sufficient payment. (See Policy lapse and reinstatement.) Subject to the minimum premiums required to keep the policy in force and the maximum premium limitations established under section 7702 of the Code, you may make unscheduled premium payments at any time in any amount during the lifetime of the insured until the maturity date. Monies received that are not designated as premium payments will be assumed to be loan repayments if there is an outstanding loan on the policy; otherwise, such monies will be assumed to be an unscheduled premium payment.

PREMIUM LIMITATIONS. In no event can the total of all premiums paid exceed the current maximum premium limitations established for life insurance policies to meet the definition of life insurance, as set forth under Section 7702 of the Code. Those limitations will vary by issue age, sex, classification, benefits provided, and even policy duration. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days of receipt. No further premiums will be accepted until allowed by subsequent maximum premium limitations.

The tax status of a policy and the tax treatment of distributions from a policy are dependent in part on whether or not the policy becomes a Modified Endowment Contract ("MEC"). A policy will become a MEC if premiums paid into the policy cause the policy to fail the 7-pay test set forth under Section 7702A of the Code. We will monitor premiums paid into each policy after the date of this prospectus to determine when a premium payment will exceed the 7-pay test and cause the policy to become a MEC. If you have given us instructions that the policy should not be allowed to become a MEC, any premiums in excess of the 7-pay limitation will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to you within 7 days of receipt. If you have not given us instructions to the contrary, however, the premium will be paid into the policy and a letter of notification of MEC status will be sent to the owner. The letter of notification will include the available options, if any, for remedying the MEC status of the policy.

NET PREMIUMS. The net premium equals the premium paid less the percent of premium charge (see Percent of premium charge).


ALLOCATION OF NET PREMIUMS. In the application for a policy, you can allocate all or part of the net premiums to the General Account and the various subaccounts of the Separate Account. Notwithstanding the allocation in the application, all net premiums received prior to the record date will initially be allocated to the General Account. Net premiums received prior to the record date will be credited to the policy on the later of the policy date or the date the premium is received. The record date is the date the policy is recorded on the books of Lincoln Life as an in-force policy, and may coincide with the policy date. Ordinarily, the policy will be recorded as in-force within three business days after the later of the date we receive the last outstanding requirement or the date of underwriting approval. Net premiums will continue to be allocated to the General Account until the record date. When the assets of the Separate Account are next valued following the record date, the value of the policy's assets in the General Account will automatically be transferred to the General Account and the subaccounts of the Separate Account in accord with your percentage allocation in the application. No charge will be imposed for this initial transfer. Net premiums paid after the record date will be credited to the policy on the date they are received and will be allocated in accord with your instructions in the application. The minimum percentage of each premium that may be allocated to the General Account or to any subaccount of the Separate Account is 10%; percentages must be in whole numbers. The allocation of future net premiums may be changed without charge at any time by providing written notification on a form suitable to us. You can also make previous arrangements with Lincoln Life to allow the allocation of future net premiums to be changed upon telephone request.


The value of the amount allocated to subaccounts of the Separate Account will vary with the investment experience of these subaccounts and the owner bears the entire investment risk. The value of the amount allocated to the General Account will earn a current interest rate guaranteed to be at least equal to the General Account guaranteed interest rate shown on the policy schedule. You should periodically review their allocations of premiums and values in light of market conditions, interest rates, and overall estate planning requirements.

DOLLAR COST AVERAGING PROGRAM

You may wish to make monthly transfers from the General Account to one or more of the subaccounts over a 12, 24, or 36-month period through the Dollar Cost Averaging ("DCA") program. Under the program, at least $5,000 minimum is transferred from the General Account to the chosen subaccounts in accord with the most recent premium allocation. The transfers continue until the end of the DCA period or until the policy value in the General Account has been exhausted, whichever occurs sooner. DCA may also be terminated upon written request by the owner.

DCA has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the average of the unit values on the same purchase dates. However, participation in the DCA program does not assure the owner of a greater return on purchases under the program, nor will it prevent or necessarily alleviate losses in a declining market.

There are no charges associated with the DCA program. In order to participate in (or terminate participation in) the DCA program, the owner must complete a written request on a form suitable to us.

EFFECTIVE DATE

For all coverage provided in the original application, the effective date will be the policy date, provided the policy has been delivered and the initial premium has been paid prior to death and prior to any change in health or any other factor affecting insurability of the insured as shown in the application. The policy date is ordinarily the earlier of the date the full initial premium is received or the date on which the policy is approved for issue by Lincoln Life. It is stated in the policy specifications, and policy anniversaries are measured from this date.

For any increase, the effective date will be the first monthly anniversary day (the same day each month as the policy date) on or next following the day the application for the increase is approved.

Once your policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears in this prospectus. Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form before 4:00 p.m. Eastern time on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request on or after 4:00 p.m. Eastern time on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.

RIGHT TO EXAMINE POLICY

A policy may be returned to Lincoln Life for cancellation on or before 10 days after delivery to the owner (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will return any premium payments. However, if a premium payment was made by check, there may be a delay until the check clears. Any premium payments we receive before the end of the right-to-examine period will be held in the Money Market subaccount.

POLICY TERMINATION

All coverage under the policy will terminate when any one of the following occurs:

  1) the grace period ends without payment of required premium, and the policy is not being continued under the death benefit guarantee provision,

  2)  the policy is surrendered,

  3)  the insured dies, or

  4)  the policy matures.

CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the policy to compensate Lincoln Life for:

  1.) Providing the insurance benefit set forth in the policy and any optional insurance benefits added by rider;

  2.) Administering the policy;

  3.) Assuming certain risks in connection with the policy;

  4.) Incurring expenses in distributing the policy.

We deduct charges in connection with the policy to compensate us for providing the policy's insurance benefit, administering the policy, assuming certain risks under the policy and for sales related expenses we incur. Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.

The nature and amount of these charges are described more fully below.

PERCENT OF PREMIUM CHARGE. A percent of premium charge is currently deducted from each premium you pay. The total charge currently consists of the sum of the following:

  a. 1.95% for charges deemed to be sales loads as defined by the Investment Company Act of 1940. This item is guaranteed not to exceed 1.95%.

  b. 2.00% for premium taxes and other taxes not deemed to be sales loads as defined by the Investment Company Act of 1940. This item is guaranteed not to exceed 4.00%.

CONTINGENT DEFERRED SALES CHARGE (CDSC). During the first 16 policy years, the policy value is subject to a contingent deferred sales charge which is deducted if the policy lapses or is surrendered or upon a voluntary reduction in specified amount. During the first policy year, the CDSC is approximately equal to 44% (less at older ages) of the required base minimum premium for the designated specified amount. The base minimum premium required varies with the age, sex, and rating class of the insured. To determine the first year CDSC per $1,000 of specified amount, multiply the surrender charge found in the table of Surrender Charges (see Appendix B) times one-third. (For example, the surrender charge for a male preferred smoker age 35 is $9.99 per $1000 of specified amount, or $999 for a policy with $100,000 specified amount. One-third of the surrender charge, or $333, is the CDSC for the policy.) Furthermore, upon lapse or surrender of the policy or voluntary reduction in specified amount at any time during the first two policy years, the total sales charges actually deducted (the sales charge component of the percent of premium charge plus the CDSC) will never exceed the following maximum: 30% of premiums paid up to the first 12 death benefit guarantee monthly premiums, plus 10% of premiums paid up to the next 12 death benefit guarantee monthly premiums, plus the sales charge component of the percent of premium charge on premiums paid in excess of those amounts.

During the second and subsequent policy years, the CDSC will equal the CDSC during the first policy year times the percent indicated in the following table.

CONTINGENT DEFERRED ADMINISTRATIVE CHARGE (CDAC). During the first 16 policy years, the policy value is subject to a contingent deferred administrative charge which is deducted if the policy lapses or is surrendered or upon a voluntary reduction in specified amount. During the first policy year, the CDAC is approximately equal to 88% (less at older ages) of the required base minimum premium for the designated specified amount. To determine the first year CDAC per $1,000 of specified amount, multiply the surrender charge found in the table of surrender charges (see Appendix B) times two-thirds. (For example, the surrender charge for a male preferred smoker age 35 is $9.99 per $1,000 of specified amount, or $999 for a policy with $100,000 specified amount. Two-thirds of the surrender charge, or $666, is the CDAC for the policy).

During the second and subsequent policy years the CDAC will equal the CDAC during the first policy year times the percent indicated in the following table.

An additional CDAC will be imposed under the policy in the event of each requested increase in specified amount. The additional CDAC is an amount per $1,000 of increased specified amount and will be deducted upon lapse or surrender of the policy or upon a voluntary reduction of the increased specified amount at any time during the 16 years following such increase. The amount of the CDAC will be equal to the CDAC that would apply to a newly issued policy at the age of the insured at the time of the increase. The percentage of the CDAC applicable in any year after the increase is shown in the table below, where policy year is calculated from the date of the increase.

DURING POLICY YEAR                             PERCENT OF CDSC AND CDAC
(OR AFTER AN INCREASE)                         TO BE DEDUCTED
--------------------------------------------------------------------------------------------
 2,3,4,5                                       100%
 6                                             95
 7                                             90
 8                                             85
 9                                             80
10                                             70
11                                             60
12                                             50
13                                             40
14                                             30
15                                             20
16                                             10

When you request an increase in the specified amount, no additional premium is required provided that the current net cash surrender value is sufficient to cover the CDAC associated with the increase, as well as the increase in the cost of insurance charges which result from the increase in specified amount. However, if the net cash surrender value is insufficient to cover such costs, additional premium will be required for the increase to be granted, and the percent of premium charge will be deducted from that additional premium.

SURRENDER CHARGE. The total of all contingent deferred sales charges and all contingent deferred administrative charges are collectively referred to as the surrender charge. The surrender charges for the first 5 years are shown in Appendix B. For surrender charges during policy years 6 through 16 the values shown in Appendix B should be multiplied by the percentages given in the table above. For increases in the specified amount, additional surrender charges apply. During the first 5 years after an increase, the additional surrender charges are calculated by multiplying the values in Appendix B by two-thirds. During years 6 through 16 after an increase, the values in Appendix B are multiplied by two-thirds and times the percentage given in the table above.

MONTHLY DEDUCTIONS. On the policy date and on each monthly anniversary day following, deductions will be made from the policy value. These deductions are of two types: A monthly charge and a monthly cost of insurance deduction. Ordinarily, the monthly deductions are deducted from the policy value in proportion to the values in the General Account and the subaccounts.

COST OF INSURANCE CHARGES. On the policy date and on each monthly anniversary day following, cost of insurance charges will be deducted from the policy value. Ordinarily, the cost of insurance charges are deducted in proportion to the values in the General Account and the subaccounts.

The cost of insurance charges depend upon a number of variables, and the cost for each policy month can vary from month to month. It will depend, among other things, on the amount for which Lincoln Life is at risk to pay in the event of the insured's death. On each monthly anniversary day, we will determine the monthly cost of insurance for the following month as equal to:

  a.  The death benefit on the monthly anniversary day; divided by

  b. 1.0032737 (the monthly interest factor equivalent to an annual interest rate of 4%); minus,

  c. The policy value on the monthly anniversary day without regard to the cost of insurance; divided by

  d.  1,000; the result multiplied by

  e.  The applicable cost of insurance rate per $1,000 as described below.

The cost of insurance rates are based on the sex, attained age (age of the insured on a policy anniversary), rate class of the person insured, and specified amount of the policy. In states requiring unisex rates, in federally qualified pension plan sales, in employer sponsored situations and in any other situation where unisex rates are required by law, the cost of insurance rates are not based on sex. The monthly cost of insurance rates may be changed by Lincoln Life from time to time. A change in the cost of insurance rates will apply to all persons of the same attained age, sex, rate class, and specified amount and whose policies have been in effect for the same length of time. The cost of insurance rates will not exceed those described in the table of guaranteed maximum insurance rates shown in the policy. For attained ages under sixteen, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday; or for attained ages sixteen and over, depending on the smoking status of the insured, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday, or the 1980 Commissioner's Standard Ordinary Smoker Mortality Table, age last birthday. Standard rate classes have guaranteed rates which do not exceed 100% of the applicable table.

The rate class of an insured will affect the cost of insurance rate. We currently place insureds into a standard rate class or rate classes involving a higher mortality risk. In an otherwise identical policy, insureds in the standard rate class will have a lower cost of insurance than those in the rate class with the higher mortality risk. The standard rate class is also divided into four categories: preferred nonsmoker, standard nonsmoker, preferred smoker and standard smoker. Insureds who are standard nonsmoker or preferred nonsmoker will generally incur a lower cost of insurance than those insureds who are in the smoker rate classes. Likewise, insureds who are preferred smoker or preferred nonsmoker will generally incur a lower cost of insurance than similarly situated insureds who are standard smoker or standard nonsmoker respectively.

The specified amount of the policy will affect the cost of insurance rates applied to a specific policy. In general, policies with a specified amount of $200,000 or more will have lower current cost of insurance rates than policies with smaller specified amounts.

MONTHLY CHARGE. A monthly charge of $7.50 is deducted from the policy value while the policy is in force to compensate us for continuing administration of the policy, premium billings, overhead expenses, and other miscellaneous expenses. We do not anticipate any profits from this charge. This charge is guaranteed not to increase during the life of the policy.


FUND CHARGES AND EXPENSES. The investment advisor for each of the funds or series deducts a daily charge as a percent of the net assets in each fund or series as an asset management charge. It is estimated that, in the aggregate, such fees and expenses for the funds or series, expressed as an annual percentage of each funds or series net assets, will range from .38% to 1.02%. These charges and other fund or series expenses have the effect of reducing the investment results credited to the subaccounts.



                                                         Total Annual
                                                          Operating                          Total Fund
                                                       Expenses Without      Total       Operating Expenses
                             Management     Other         Waivers or      Waivers and      with Waivers or
Series or Fund                  Fee*      Expenses*      Reductions*      Reductions*        Reductions*
------------------------------------------------------------------------------------------------------------
Global Bond (1)                 .75%         .06%             .81%            .00%               .81%
Large Cap Value (2)             .65%         .10%             .75%            .05%               .70%
Trend (3)                       .75%         .09%             .84%            .00%               .84%
Aggressive Growth               .74%         .13%             .87%            .00%               .87%
Bond                            .39%         .07%             .46%            .00%               .46%
Capital Appreciation            .73%         .07%             .80%            .00%               .80%
Equity-Income                   .74%         .08%             .82%            .00%               .82%
Global Asset Allocation         .74%         .26%            1.00%            .00%              1.00%
Growth and Income               .32%         .06%             .38%            .00%               .38%
International                   .85%         .17%            1.02%            .00%              1.02%
Managed                         .39%         .10%             .49%            .00%               .49%
Money Market                    .42%         .09%             .51%            .00%               .51%
Social Awareness                .35%         .07%             .42%            .00%               .42%
Special Opportunities           .40%         .09%             .49%            .00%               .49%


*Expressed as an annual percentage of each entity's average daily net assets.


(1) The investment advisor for the Delaware VIP Global Bond Series is Delaware International Advisers Ltd. ("DIAL"). For the period May 1, 2001 through April 30, 2002, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) would not exceed 0.85%. For the period May 1, 2002 through April 30, 2003, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) would not exceed 1.00%. Effective May 1, 2003 through April 30, 2004, DIAL has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) will not exceed 1.00%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next
    $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

(2) The investment advisor for the Delaware VIP Large Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through April 30, 2003, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) would not exceed 0.80%. Without such an arrangement, the total operating expense for the Series would have been 0.75% for the fiscal year 2002. Effective May 1, 2003 through April 30, 2004, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) will not exceed 0.80%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next
    $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500 million, all per year. DMC has voluntarily elected to waive its management fee for this Series to 0.60% indefinitely.



(3) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through April 30, 2002, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) would not exceed 0.85%. For the period May 1, 2002 through April 30, 2003, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fee and extraordinary expenses) would not exceed 0.95%. Effective May 1, 2003 through April 30, 2004, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next
    $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.


See the prospectuses of the funds and series for more complete information about their expenses. Also take note that during extended periods of low interest rates the yields of Money Market sub-accounts may become extremely low, and possibly negative.

MORTALITY AND EXPENSE RISK CHARGE. Lincoln Life deducts a daily charge as a percent of the assets of the Separate Account as a mortality and expense risk charge. This charge has the effect of reducing gross investment results credited to the subaccounts. The daily rate currently charged is .0018630% (which is equivalent to an annual rate of .68%) of the value of the net assets of the Separate Account. This deduction may increase or decrease, but is guaranteed not to exceed .90% in any policy year.

Lincoln Life will reduce the current mortality and expense risk charge whenever the previous year's average ratio of fund miscellaneous expenses to average net assets exceeds .10 of 1%. The reduction for the following 12 months will take effect each May 1 and will equal the excess, if any, of the average ratio of fund miscellaneous expenses to average net assets over .10%; however, the reduction will never exceed .10%.

The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, death benefits will be payable sooner than expected. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated.

OTHER CHARGES. Two other miscellaneous charges are occasionally incurred: a withdrawal charge and a transfer charge. The withdrawal charge is incurred when the owner of the policy requests a withdrawal from the policy value; the charge is deducted from the withdrawn amount and the balance is paid to the owner. Withdrawals may be made any time after the first policy year, but only one withdrawal may be made per year. The withdrawal charge is equal to the greater of (1) a minimum withdrawal charge or processing fee (currently limited voluntarily to $10), or (2) at times when the surrender charge is greater than zero, an amount equal to the amount withdrawn multiplied by the percent of withdrawal charge (currently limited voluntarily to 3%, during the first ten policy years only). The amount, if any, by which the withdrawal charge exceeds the processing fee first reduces any remaining CDSC; any further excess next reduces any remaining CDAC; and any remaining excess will be waived. The withdrawal charge is guaranteed not to exceed the greater of $25 or 5% of the withdrawn amount at times when the surrender charge is greater than zero and is guaranteed not to exceed $25 at all other times.

The transfer charge is incurred when the owner requests that funds be transferred from one subaccount or the General Account to another subaccount or the General Account. The transfer charge is $10, and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The maximum number of transfers allowed between subaccounts in a policy year is twelve.

No charges are currently made from the Separate Account for federal or state income taxes. Should we determine that such taxes may be imposed, we may make deductions from the policy to pay those taxes (See Tax issues).

REDUCTION OF CHARGES

The percent of premium charge, surrender charge, and the monthly charge set forth in this prospectus may be reduced because of special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with sales to Lincoln Life policyholders, or sales to employees of Lincoln Life. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the differences in expected death claims as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

EXCHANGE OF LINCOLN LIFE UNIVERSAL LIFE POLICIES

Existing Lincoln Life Universal Life policies may currently be exchanged for a policy described in this prospectus. Because our expenses are reduced in such exchanges, as a current practice the percent of premium charge will be waived on the amount of policy value exchanged. In addition, as a current practice the Contingent Deferred Sales Charge and the Contingent Deferred Administrative Charge will be reduced to 25% of the normal charges for the specified amount transferred and further reduced by the amount of any surrender charge collected on the surrendered policy. All additional premiums will be subject to the percent of premium charge and any increase in specified amount will be subject to additional surrender charges. Existing Lincoln Life Variable Life policies may not be exchanged unless or until we receive special exemptive relief from the Commission to honor such exchange requests.

TERM CONVERSION CREDITS

We currently have a term conversion program which gives premium credits to the policy if the owner is converting from a term insurance policy. Term insurance policies issued by Lincoln Life or by most other life insurance companies may be converted to the policy under this program and receive term conversion credits. Except for guaranteed term conversion privileges provided under some Lincoln Life term insurance policies or otherwise provided by special agreement, all term insurance policy conversions are subject to evidence of insurability satisfactory to us. All conversion credits are deposited in the policy without the percent of premium charge. The amount of the term conversion credits and the requirements for qualification for those credits is subject to change by Lincoln Life, but such changes will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

POLICY BENEFITS

DEATH BENEFIT AND DEATH BENEFIT TYPES

The specified amount, which may not be less than $50,000, is the amount requested by the policyowner at the time of application for insurance. This amount, in combination with a death benefit option, will define the death benefit. The specified amount is a field on the policy Specification Page.

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As long as the policy remains in force (see Policy lapse and reinstatement),
Lincoln Life will, upon proof of the insured's death, pay the death benefit proceeds of the policy to the named beneficiary in accordance with the designated death benefit type. The proceeds may be paid in cash or under one or more of the payment options set forth in the policy. (See Proceeds and payment options.) The death benefit proceeds payable under the designated death benefit type will be increased by any unearned loan interest, and will be reduced by any outstanding loan and any due and unpaid charges. (See Policy lapse and reinstatement.) These proceeds will be further increased by any additional insurance on the insured provided by rider.

We offer a checkbook service in which the death benefit proceeds are transferred into an interest-bearing account, in the beneficiary's name as owner of the account. Your beneficiary has quick access to the funds and is the only one authorized to transfer funds from the account. This service allows the beneficiary additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened.

The policy offers two death benefit types: Type 1, basic coverage, and Type 2, basic plus policy value coverage. Generally, the owner designates the death benefit type in the application. The owner may change the death benefit type at any time. (See Policy changes.)

TYPE 1. The death benefit is calculated as the greater of the specified amount of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at anytime is based on the attained age of the insured as of the beginning of the policy year.

TYPE 2. The death benefit is equal to the greater of the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

Under a Type 1 basic coverage, the net amount at risk decreases as the policy value increases. (The net amount at risk is equal to the death benefit less the policy value.) Under a Type 2 basic plus policy value coverage, the net amount at risk remains constant, so the cost of insurance deduction will be relatively higher on a Type 2 basic plus policy value coverage than on a Type 1 basic coverage. As a result, policy values under a Type 1 basic coverage tend to increase faster than under a Type 2 basic plus policy value coverage, assuming favorable investment performance. Because of this, policyowners that are more interested in achieving higher policy values more quickly (assuming favorable investment experience) would be more likely to select a Type 1 basic coverage. In contrast, the death benefit under Type 2 will increase or decrease as the policy value increases or decreases. Consequently, policyowners who are more interested in increasing total death benefits (assuming favorable investment experience) would be more likely to select a Type 2 basic plus policy value coverage.

The specified percentages are shown in the table below:
ITALIC TABLE HEADS

ATTAINED       SPECIFIED    ATTAINED       SPECIFIED    ATTAINED       SPECIFIED
AGE            PERCENTAGE   AGE            PERCENTAGE   AGE            PERCENTAGE
---------------------------------------------------------------------------------
40 OR
YOUNGER        250%         59             134%         91             104%
41             243          60             130          92             103
42             236          61             128          93             102
43             229          62             126          94             101
44             222          63             124          95 OR          100
45             215          64             122          OLDER
46             209          65             120
47             203          66             119
48             197          67             118
49             191          68             117
50             185          69             116
51             178          70             115
52             171          71             113
53             164          72             111
54             157          73             109
55             150          74             107
56             146          75             105
57             142          THROUGH
58             138          90

EXAMPLES. For both examples, assume that the insured dies at or under the age of 40 and that there is no outstanding policy loan.

Under Type 1, a policy with a specified amount of $250,000 will generally pay $250,000 in life insurance death benefits. However, because life insurance death benefits cannot be less than 250% (the applicable specified percentage) of policy value, any time the policy value of this policy exceeds $100,000, the life insurance death benefit will exceed the $250,000 specified amount. If the policy value equals or exceeds $100,000, each additional dollar added to the policy value will increase the life insurance death benefit by $2.50. Thus, for a policy with a specified amount of $250,000 and a policy value of $200,000, the beneficiary will be entitled to a life insurance death benefit of $500,000 (250% X $200,000); a policy value of $300,000 will yield a life insurance death benefit of $750,000 (250% X $300,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% X $500,000). Similarly, so long as policy value exceeds $100,000, each dollar taken out of policy value will reduce the life insurance death benefit by $2.50. If at any time the policy value multiplied by the specified percentage is less than the specified amount, the life insurance death benefit will equal the specified amount of the policy.

Under Type 2, a policy with a specified amount of $250,000 will generally pay life insurance death benefits of $250,000 plus policy value. Thus, for example, a policy with a specified amount of $250,000 and policy value of $50,000 will yield a life insurance death benefit equal to $300,000 ($250,000 + $50,000); a policy value of $100,000 will yield a life insurance death benefit of $350,000 ($250,000 + $100,000). The life insurance death benefit cannot, however, be less than 250% (the applicable specified percentage) of policy value. As a result, if the policy value of the policy exceeds $166,667, the life insurance death benefit will be greater than the specified amount plus policy value. Each additional dollar added to policy value above $166,667 will increase the life insurance death benefit by $2.50. A policy with a policy value of $200,000 will therefore have a life insurance death benefit of $500,000 (250% X $200,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% X $500,000); a policy value of $1,000,000 will yield a life insurance death benefit of $2,500,000 (250% X $1,000,000).

Similarly, any time policy value exceeds $166,667, each dollar withdrawn from policy value will reduce the life insurance death benefit by $2.50. If at any time, however, policy value multiplied by the specified percentage is less than the specified amount plus policy value, then the life insurance death benefit will be the specified amount plus policy value.

The above examples describe scenarios which include favorable investment performance. In addition, the applicable percentage of 250% that is used is for ages 40 or younger. Because the applicable percentage decreases as the attained age increases, the impact of the applicable percentage on the death benefit payment levels will be lessened as the attained age progresses beyond age 40.

DEATH BENEFIT GUARANTEE

We expect payment of the required death benefit guarantee monthly premiums will be sufficient, when combined with net investment results, to pay for all charges to the policy during the first three policy years, and thereby provide life insurance protection on the insured for that period. In some situations, however, the combination of poor net investment results and monthly deductions could result in the net cash surrender value being reduced to zero. In such situations, we will continue the policy in force for the first three policy years, provided the death benefit guarantee monthly premium requirement continues to be met. Lincoln Life makes no charge for this additional benefit.

POLICY CHANGES

CHANGE IN TYPE OF DEATH BENEFIT. You may also change the type of death benefit coverage from Type 1 to Type 2 or from Type 2 to Type 1. The request for such a change must be made in writing on a form suitable to us. The change will be effective on the first monthly anniversary day on or next following the day we receive the request. No change in the type of death benefit will be allowed if the resulting specified amount would be less than the minimum specified amount of $50,000.

If the change is from Type 1 to Type 2, the specified amount after such change will be equal to the specified amount prior to such change minus the policy value on the date of change.

If the change is from Type 2 to Type 1, the specified amount after such change will be equal to the specified amount prior to such change plus the policy value on the date of change.

CHANGES IN AMOUNT OF INSURANCE COVERAGE. In addition to the above changes, you may request to increase or decrease the specified amount at any time. The request for such a change must be from you and in writing on a form suitable to us. Any decrease will become effective on the first monthly anniversary day on or next following the day the request is received by us. Any such decrease will reduce insurance first against insurance provided by the most recent increase, next against the next most recent increases successively, and finally against insurance provided under the original application. The specified amount after any requested decrease may not be less than $50,000. Any request for an increase must be applied for on a supplemental application. Such increase will be subject to evidence of insurability satisfactory to us and to its issue rules and limits at the time of increase. Furthermore, such increase will not be allowed unless the net cash surrender value is sufficient to cover the next monthly deductions and the surrender charge for the increase. Any increase will become effective on the first monthly anniversary day on or next following the day the application for increase is approved.

POLICY VALUE

The policy provides for the accumulation of policy value, which is calculated as often as the assets of the Separate Account are valued. The policy value varies with the investment performance of the General Account and of the Separate Account, as well as other factors. In particular, policy value also depends on any premiums received, any policy loans, and any charges and deductions assessed the policy. The policy has no guaranteed minimum policy value or net cash surrender value.

On the policy date, the policy value will be the initial net premium, minus the sum of the following:

  a.  The monthly charge;

  b.  The cost of insurance for the first month;

  c.  Any charges for extra benefits.

On each monthly anniversary day, the policy value is equal to the sum of the following:

  a.  The policy value on the preceding day;

  b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  c. Interest at not less than the General Account guaranteed interest rate shown on the policy schedule on amounts allocated to the General Account;

  d. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount;

  e.  Any net premiums received since the preceding day.

Minus the sum of the following:

  f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  g.  Any withdrawals;

  h. Any amount charged against the investment amount for federal or other governmental income taxes;

  i.  All partial surrender charges deducted since the preceding day;

  j.  The monthly charge;

  k.  The cost of insurance for the following month;

  l.  Any charges for extra benefits.

On any day other than a monthly anniversary day, the policy value is equal to the sum of the following:

  a.  The policy value on the preceding day;

  b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  c. Interest at not less than the General Account guaranteed interest rate shown on the policy schedule on amounts allocated to the General Account;

  d. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount;

  e.  Any net premiums received since the preceding day.

Minus the sum of the following:

  f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  g.  Any withdrawals; and

  h. Any amount charged against the investment amount for federal or other governmental income taxes.

The charges and deductions described above are further discussed in Charges and deductions, beginning on page 11.

NET INVESTMENT RESULTS. The net investment results are the changes in the unit values of the subaccounts from the previous valuation day to the current day. The net investment results are equal to the per unit change in the market value of each fund's or series' assets, reduced by the per unit share of the asset management charge, any miscellaneous expenses incurred by the fund or series, and the mortality and expense risk charge for the period, and increased by the per unit share of any dividends credited to the subaccount by the fund or series during the period.

The value of the assets in the funds or series will be taken at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

TRANSFER BETWEEN SUBACCOUNTS

Any time after the record date, you may request to transfer an amount from one subaccount to another. The request to transfer funds must be in writing on a form suitable to us; transfers may be made by telephone request only if the owner has previously authorized telephone transfers in writing on a form suitable to us. You may also send your request by facsimile to the Administrative Office. We will follow reasonable procedures to determine that the telephone requester is authorized to request such transfers, including requiring certain identifying information contained in the written authorization. If such procedures are followed, Lincoln Life will not be liable for any loss arising from any telephone transfer. Transfers will take effect on the date that the request is received, at our administrative mailing address. A transfer charge of $10 is made for each transfer and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The minimum amount which may be transferred between subaccounts is $100. The maximum number of transfers allowed in a policy year is twelve.

TRANSFER TO AND FROM THE GENERAL ACCOUNT

Any time after the record date, you may also request to transfer amounts from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are subject to some restrictions. A maximum of 20% of the unloaned policy value in the General Account may be transferred to the Separate Account in any period of 12 consecutive months. However, as a current practice, the 20% maximum transfer limitation does not apply for the first 6 policy months. There is no minimum transfer amount; however, if the unloaned amount in the General Account is $500 or less, the owner may transfer the entire unloaned amount out of the General Account. A transfer charge of $10 is made for each transfer and may be deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers.

Please note that the telephone and/or facsimile may not always be available. Any telephone or facsimile, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.

LIMITS ON FREQUENT TRANSFERS

The policy is not designed to serve as a vehicle for frequent trading, in response to short-term fluctuations in the market. Such frequent trading can disrupt the management of a fund; increase trading and transaction costs and raise expenses; disrupt planned investment strategies; force unplanned portfolio turnover and adversely affect fund performance through asset swings that decrease the fund's ability to provide maximum investment return to all policy owners. Accordingly, organizations and individuals who use market-timing investment strategies and make frequent transfers should not purchase this policy.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization, individual or other party authorized to give transfer instructions on behalf of multiple policy owners. Such restrictions could include:

(1) Not accepting transfer instructions from an agent acting on behalf of more than one policy owner; and

(2) Not accepting preauthorized transfer forms from market-timers or other entities acting on behalf of more than one policy owner at a time.

We further reserve the right to impose, without prior notice, restrictions on any transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners or harm the funds.

LOANS

You may, upon written request, borrow against the policy. You must execute a written loan agreement with us. The policy will be the sole security for the loan, and the policy must be assigned to Lincoln Life as part of the loan agreement. Ordinarily, the loan will be processed within seven days from the date the request for a loan is received at our administrative mailing address. Payments may be postponed under certain circumstances. (See Postponement of payments.)

A loan taken from, or secured by, a policy may have federal income tax consequences. In particular, adverse tax consequences may occur if the policy lapses with outstanding loans. (See Federal tax matters.)

LOAN AMOUNT. The amount of all outstanding loans with interest may not exceed the policy value less surrender charge as of the date of the policy loan. Note, however, that in the earlier policy years, depending on the premium payments made, or if the owner has requested a substantial reduction in specified amount, there may be little or no surrender value available. If at any time the total of policy loans plus loan interest equals or exceeds the policy value less surrender charge, notice will be sent to the last known address of the owner, and any assignee of record, and the policy will enter into the grace period. If sufficient payment is not received within 61 days after notice is mailed, the policy will lapse and terminate without value. (See Policy lapse and reinstatement.)

DEDUCTION OF LOAN AND LOAN INTEREST. Unless we agree otherwise, the amount of any loan or unpaid loan interest will be deducted from the General Account and the subaccounts in proportion to the value in each. The deduction may be made by some other method if the owner requests, and if such method is acceptable to Lincoln Life. Amounts deducted from the Separate Account will be transferred to the Lincoln Life General Account, where they will earn interest at an annual rate of not less than 4.0%; currently, loaned amounts earn interest at an annual rate of 5.05%. Any interest not paid when due will be added to the existing loan amount, and will also be charged interest at the same policy loan rate.

The amount will remain a part of the policy value, but will not be increased or decreased by investment results in the Separate Account. Therefore, the policy value could be more or less than what it would have been if the policy loan had not been made, depending on the investment results in the Separate Account compared to the interest credited to the assets transferred to the General Account to secure the loan. In this way, a loan may have a permanent effect upon both the policy value and the death benefit and may increase or decrease the potential for policy lapse. In addition, outstanding policy loans reduce the death benefit.

LOAN REPAYMENTS. Loan repayments will ordinarily be allocated to the General Account and the subaccounts in accord with the most recent premium allocation. Any loan not repaid at the time of surrender of the policy, maturity, or death of the insured will be deducted from the amount otherwise payable.

WITHDRAWALS

Any time after the first policy year, and during the lifetime of the insured, you may make cash withdrawals from the policy value. The amount and timing of withdrawals is subject to certain limitations. The minimum withdrawal is $500 and only one withdrawal may be made during a policy year. During any year in which the surrender charge is greater than zero, the amount of the withdrawal may not be more than 20% of the net cash surrender value (except that we have the current practice of waiving the 20% limitation after the tenth policy year). During any year in which the surrender charge is equal to zero, the amount of the withdrawal may not be more than the net cash surrender value. As a current practice, the withdrawal charge is equal to 3% of the withdrawn amount during the first 10 policy years, and is equal to $10 at all other times. This charge is guaranteed not to exceed the greater of $25 or 3% of the withdrawn amount at times when the surrender charge is greater than zero and is guaranteed not to exceed $25 at all other times. You should be aware that withdrawals may result in the owner incurring a tax liability. (See Federal tax matters.)

DEDUCTION OF WITHDRAWAL. When a withdrawal is made, the policy value will be reduced by the amount of the withdrawal. The amount will be deducted from the General Account and the subaccounts in proportion to the values in the General Account and the subaccounts. The deduction may be made by some other method if the owner requests it, and if such method is acceptable to us.

EFFECT OF WITHDRAWALS ON DEATH BENEFIT AND COST OF INSURANCE. A withdrawal may affect the death benefit amount in one of several ways. First, if the death benefit type is Type 1, the specified amount will automatically be reduced by the amount of the withdrawal, and thus will lower the death benefit by the same amount. If the death benefit is Type 2, this reduction in the specified amount does not occur, but the death benefit is lowered by the amount the policy value is decreased by the withdrawal. In addition, since the death benefit is required to be at least equal to the specified percentage multiplied by the policy value, a reduction in the policy value will sometimes result in a reduction in the death benefit equal to the specified percentage times the reduction in policy value. (See Death benefit and death benefit types.) In such cases, where the death benefit is reduced by an amount greater than the withdrawal, the subsequent cost of insurance will be reduced (under either type of death benefit) to reflect the excess reduction in death benefit.

No withdrawal will be allowed if the resulting specified amount would be less than $50,000. The request for withdrawal must be in writing on a form suitable to us.

Ordinarily, withdrawals will be processed within seven days from the date the request for a withdrawal is received at our administrative mailing address. Payment of the withdrawal amount may be postponed under certain circumstances. (See Postponement of payments.)

POLICY LAPSE AND REINSTATEMENT

During the first three policy years, insurance coverage under the policy will be continued in force as long as the total premiums paid (minus any partial withdrawals and minus any outstanding loans) equals or exceeds the death benefit guarantee monthly premium times the number of months since the policy date, including the current month. Unless coverage is being continued under the death benefit guarantee (see Death benefit guarantee) lapse will occur when the policy value less surrender charges and less outstanding loans is insufficient to cover the monthly deductions and the grace period expires without a sufficient payment. The policy value may be insufficient to pay the cost of

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insurance because it has been exhausted by earlier deductions; due to poor investment performance, withdrawals, indebtedness for policy loans, substantial reductions in specified amount, due to the terms of certain riders added to the policy, or because of some combination of these factors. Insurance coverage will continue during the grace period, but the policy will be deemed to have no policy value for purposes of policy loans and surrenders. Regardless of premium payments or current net cash surrender value, coverage will never be continued beyond the maturity date of the policy.

A grace period of 61 days will begin on the date we send a notice of any shortfall to the last known address of the owner or any assignee. The owner must, during the grace period, make a payment sufficient to cover the monthly deductions and any other charges due under the policy until the end of the grace period. Failure to make a sufficient payment during the grace period will cause the policy to lapse. If lapse occurs during the first two policy years, any excess sales charge will be returned to the owner. If the insured dies during the grace period, regardless of the cause of the grace period, any due and unpaid monthly deductions will be deducted from the death benefit.

You may reinstate a lapsed policy at any time within five years after the date of lapse and before the maturity date by submitting evidence of insurability satisfactory to us and a premium sufficient to keep the policy in force for two months. The effective date of a reinstatement will be the first monthly anniversary day on or next following the day the application for reinstatement is approved. In any event, if the policy has been fully surrendered, it may not be reinstated.

SURRENDER OF THE POLICY

You may surrender the policy at any time during the lifetime of the insured and receive the net cash surrender value. Please note that if you surrender your policy in its early years, you may receive little or no cash value. The net cash surrender value is equal to the policy value minus any surrender charge, minus any outstanding loan and plus any unearned loan interest. If surrender occurs during the first two policy years, any excess sales charge will be returned to the owner. The request must be made in writing on a form suitable to us. The request will be effective the date the request is received in our administrative mailing address, or at a later date if you so request. Ordinarily, the surrender will be processed within seven days from the date the request for surrender is received at our administative mailing address. However, if you have money due from the General Account, payment of transfers from the General Account may be deferred up to six months at Lincoln Life's option. If Lincoln Life exercises its right to defer any payment from the General Account, interest will be paid as required by law from the date the recipient would otherwise been entitled to receive the payment.

We offer a personalized checkbook service for surrender of your policy. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately -- even a check for the entire amount.

All coverage under the policy will automatically terminate if the owner makes a full surrender. The surrender of the policy may have tax consequences and is discussed under Tax issues.

PROCEEDS AND PAYMENT OPTIONS

PROCEEDS. The amount payable under the policy on the maturity date (the policy anniversary following the insured's 99th birthday) on the surrender of the policy, or upon the death of any insured person is called the proceeds of the policy.

The proceeds to be paid on the death of the insured will be the death benefit minus any outstanding policy loan, and plus any unearned loan interest. The proceeds to be paid on the surrender of the policy or on the maturity date will be the net cash surrender value.

Any amount to be paid at the death of the insured or any other termination of this policy will be paid in one sum unless otherwise provided. Interest will be paid on this amount from date of death

                                                                              25
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or maturity to date of payment at a specified rate, not less than that required by law. All or part of the sum of this amount and such interest credited to date of payment will be applied to any payment option.

To the extent allowed by law, proceeds are not to be subject to any claims of a beneficiary's creditors.

PAYMENT OPTIONS. Upon written request, all or part of the proceeds and interest credited thereon may be applied to any payment option available from us at the time payment is to be made. Under certain conditions, payment options will only be available with our consent. Such conditions will exist if the proceeds to be settled under any option are $2,500 or less, or if any installment or interest payment is $25 or less. In addition, if any payee is a corporation, partnership, association, trustee, or assignee, our approval is needed before any proceeds can be applied to a payment option.

You may elect any payment option while the insured is alive and may change that election if that right has been reserved. When the proceeds become payable to a beneficiary, the beneficiary may elect any payment option if the proceeds are available to the beneficiary in one sum.

The option date is any date the policy terminates under the termination provision.

Any proceeds payable under the policy may also be settled under any other method of settlement offered by us on the option date. Additional interest as we determine may be paid or credited from time to time in addition to the payments guaranteed under a payment option. The payment option elected, as well as the time the election is made, may have tax consequences.

When proceeds become payable under a payment option, a payment contract will be issued to the payee in exchange for the policy. Such payment contract may not be assigned. Any change in payment option may be made only if it is provided for in the payment contract. Under some of the payment options, proceeds may be withdrawn under such payment option if provided for in the payment contract. The amount to be withdrawn varies by the payment option.

GENERAL PROVISIONS

THE CONTRACT

The entire contract consists of the policy plus the application and any supplemental application, plus any riders, plus any amendments. The policy is issued in consideration of the application and payment of the initial premium. Only statements in the application and any supplemental applications can be used to contest the validity of the policy or defend a claim. These statements are, in the absence of fraud, considered representations and not warranties. A change in the policy will be binding on us only if the change is in writing and the change is made by the President, Vice President, Secretary, or Assistant Secretary of Lincoln Life.

The policy is non-participating; it will not share in our profit or surplus earnings.

SUICIDE

If the insured commits suicide, while sane or insane, within two years from the policy date, our total liability under the policy will be the premiums paid, minus any policy loan, plus any unearned loan interest, minus any prior withdrawals, and minus the cost of any riders.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in insurance, our total liability with respect to such increase will be its cost of insurance and monthly charges.

If the insured commits suicide, while sane or insane, within two years from the effective date of any reinstatement, our total liability with respect to such reinstatement will be the premiums paid since

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the effective date of the reinstatement, minus any policy loan, plus any loan interest, minus any prior withdrawals, and minus the cost of any riders.

REPRESENTATIONS AND CONTESTABILITY

All statements made in an application by, or on behalf of, the insured will, in the absence of fraud, be deemed representations and not warranties. Statements may be used to contest a claim or validity of the policy only if these statements are contained in the application for issue, reissue, or reinstatement, or in any supplemental application, and a copy of that application or supplemental application is attached to the policy. The policy will not be contestable after it has been in force for two years during the lifetime of the insured. Also, any increase in coverage or any reinstatement will not be contestable after that increase or reinstatement has been in force two years from its effective date during the lifetime of the insured. Any contest will then be based only on the application for the increase or reinstatement and will be subject to the same conditions as for contest of the policy.

INCORRECT AGE OR SEX

If there is an error in the age or sex of the insured, the excess of the death benefit over the policy value will be adjusted to that which would be purchased by the most recent cost of insurance at the correct age and sex. The resulting death benefit will not be less than the percentage of the policy value required by the death benefit provision at the insured's correct age.

CHANGE OF OWNER OR BENEFICIARY

The owner of the policy is the owner identified in the application, or a successor. All rights of the owner belong to the owner while the insured is alive. The rights pass to the estate of the owner if the owner dies before the insured. The owner may transfer all ownership rights and privileges to a new owner while the insured is living. The request must be in writing on a form suitable to us and received at our administrative address. The change will be effective the day that the request is received at our administrative mailing address. We will not be responsible for any payment or other action taken before having recorded the transfer. A change of ownership will not, in and of itself, affect the interest of any beneficiary. A change of ownership may have tax consequences.

The beneficiary is identified in the application for the policy, and will receive the proceeds when the insured dies. The beneficiary may be changed by the owner while the insured is alive, and provided that any prior designation does not prohibit such a change. The change request must be in writing in a form suitable to us and received at our administrative office. The change will be effective as of the date signed once received. A change will revoke any prior designation of the beneficiary. We reserve the right to require the policy for endorsement of the change of beneficiary designation.

If not otherwise provided, the interest of any beneficiary who dies before the insured will pass to any other beneficiaries according to their interest. If no beneficiary survives the insured, the proceeds will be paid in one sum to the owner, if living. If the owner is not living, the proceeds will be paid to the owner's estate.

ASSIGNMENT

Any assignment of the policy will not be binding on us unless it is in writing on a form suitable to us and is received at our administrative mailing address. Lincoln Life will not be responsible for the validity of any assignment, and reserves the right to require the policy for endorsement of any assignment. An assignment of the policy may have tax consequences.

REPORTS AND RECORDS

We will maintain all records relating to the Separate Account. We will mail to the owner at least once each year a report, without charge, which will show the current policy value, the current net cash surrender value, the current death benefit, any current policy loans, any premiums paid, any cost of

                                                                              27
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insurance charges deducted, and any withdrawals made. The report will also include any other data that may be required where the contract is delivered.

In addition, we will provide to policyowners semiannually, or otherwise as may be required by regulations under the 1940 Act, a report containing information about the operations of the funds and series.

Policyowners will receive statements of significant transactions such as: changes in specified amount or death benefit option; transfers among subaccounts; premium payments; loans and repayment of loans; reinstatement; and termination.

We have entered into an agreement with Delaware Management Company, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the Separate Account.

PROJECTION OF BENEFITS AND VALUES

At the owner's request, we will provide a report to the owner which shows projected future results. The request must be in writing on a form suitable to us. The report will be comparable in format to those shown in Appendix C and will be based on assumptions in regard to the death benefit as may be specified by the owner, planned premium payments as may be specified by the owner, and such other assumptions as are necessary and specified either by the owner or us. A reasonable fee may be charged for this projection.

POSTPONEMENT OF PAYMENTS

Payments of any amount payable on surrender, loan, or benefits payable at death or maturity may be postponed whenever:

(i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

(ii) the Commission by order permits postponement for the protection of owners;
    or

(iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practical or it is not reasonably practical to determine the value of the Separate Account's net assets.

Transfers may also be postponed under such circumstances.

Requests for surrenders or policy loans of policy values representing premiums paid by check may be delayed until such time as the check has cleared the owner's bank.

RIDERS

The availability of the riders listed below is subject to approval by the State Insurance Department of the State in which the policy is issued, and is also subject to the current underwriting and issue procedures in place at the time of the application. The underwriting and issue procedures are subject to change without notice. In our discretion, we may offer additional riders that may alter the benefits or charges in your policy. Riders may have tax consequences. Adding a term insurance rider may diminish that policy value of your base policy or other riders. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Term insurance is less costly for you to purchase. If term insurance is purchased, there is no increase in the cash value of your policy.

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TERM RIDER FOR COVERED INSURED. The spouse and/or children of the Primary
Insured may be added as an other insured on the base plan. Likewise, other individuals can be added as an Other Insured. The Term Rider for Covered Insured is a term rider available for issue ages 0 to 80 and the cost of insurance is deducted monthly for this benefit. Up to three such riders may be added to a base policy. The maximum amount which may be issued on any rider equals the amount of coverage on the policy multiplied times 19. The minimum amount is $25,000 for each Other Insured.

CHILDREN'S TERM RIDER. The Children's Term Rider is a term rider available for children (natural, adopted, or stepchild) of the Primary Insured. Children 15 days to age 24 inclusive are covered. The rider is available in units of $1,000 with a minimum of $2,000 and a maximum of $20,000 per any one family. The cost of insurance for this rider is deducted monthly.

GUARANTEED INSURABILITY RIDER. This rider is available for issue ages 0 to 40 and it is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. This rider allows the Covered Insured to purchase, without evidence of insurability, additional insurance on the option dates, or alternate option dates. It can be purchased in units of $1,000, with a minimum amount of $10,000 and a maximum amount of $100,000 or the specified amount, if less. Total amount of options exercised may not exceed five times the option amount. There are eight regular option dates, beginning at age 25, every three years thereafter, and the last option is at age 46. An alternate option date will occur three months after marriage, birth of a child, or adoption of a child. Exercising an alternate option date reduces the next regular option date. This rider is not available for substandard risks. The cost of insurance for this rider is deducted monthly from the policy value.

ACCIDENTAL DEATH BENEFIT RIDER. This rider is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. The Accidental Death Benefit Rider provides an additional life insurance benefit in the case of accidental death. It is available for ages 5 through 69. The minimum amount which can be purchased is $10,000 and the maximum amount is two times the specified amount on the Covered Insured, not to exceed a total of $350,000 in all policies, in all companies, for that insured. The cost of insurance for this rider is deducted monthly from the policy value.

WAIVER OF COST OF INSURANCE RIDER. This rider waives the total cost of insurance for the policy, the monthly charge, and the cost of any additional benefit riders, after the Primary Insured has been totally disabled for six consecutive months and the claim for total disability has been approved. This rider is available for ages 5 through 64. The cost of insurance for this rider is deducted monthly from the policy value.

DISABILITY BENEFIT PAYMENT RIDER. If the Covered Insured (Primary Insured or Other Insureds) under this rider has been totally disabled for six consecutive months, and the claim for total disability has been approved, a disability benefit amount will be paid as a premium to the policy. The minimum benefit which can be selected is $50 per month. The maximum is two times the death benefit guarantee monthly premium. This rider is available for ages 5 through
64. The cost of insurance for this rider is deducted monthly from the policy value.

CONVALESCENT CARE BENEFIT RIDER. This rider may be available in several forms which differ by the amount and duration of benefit payments and also by the conditions required to receive benefit payments. The rider is available for the Primary Insured only and its availability may stipulate certain minimum or maximum policy specified amounts. The rider provides benefit payments when the health of the insured is such that covered convalescent care services are necessary. The cost of insurance for this rider is deducted monthly from the policy value.

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CONTINGENT OPTION RIDER. The Contingent Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability upon the death of the designated person (the Option Life). Available to issue ages 0 through 80. The cost of insurance for this rider is based on the Contingent Option Amount and is deducted monthly from the policy value.

RETIREMENT OPTION RIDER. The Retirement Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability within 60 days after a specific date (the option date). The option date, determined at the issue of the rider, may be the owner's anticipated retirement date or some other date after which additional insurance may be needed. Available to issue ages 0 through 70. The cost of insurance for this rider is based on the retirement option amount and is deducted monthly from the policy value.

ACCELERATED BENEFIT ELECTION RIDER. This rider gives the owner the right to receive a portion of the death benefit prior to death if the insured is diagnosed as having an illness which with reasonable medical certainty will cause death within 12 months. Upon receipt of proof of loss, up to one-half of the eligible death benefit (as defined in the rider) may be advanced to the owner in cash as an initial accelerated benefit. A limited amount of subsequent accelerated benefit is also available to pay premiums and interest charges required on the policy. The amount of all advanced accelerated benefits creates an interest-bearing lien against the death benefit otherwise payable at death. This rider is available to issue ages 0 through 80. There is no cost of insurance for this rider, but an administrative expense charge is payable upon application for benefits.

JOINT LIFE TERM RIDER FOR COVERED INSUREDS. This rider provides term insurance for two, three, or four individuals and pays the Joint Life Term Death Benefit upon the death of the first to die of the Covered Insureds. This rider is available for issue ages 20 to 80. The cost of insurance and monthly charges for this rider are deducted monthly from the policy value.

LAST SURVIVOR TERM RIDER FOR COVERED INSUREDS. This rider provides term insurance for two, three, or four individuals and pays the last survivor term death benefit upon the death of the last to die of the Covered Insureds. This rider is available for issue ages 20 to 85 if the average of the ages does not exceed 80. The cost of insurance and monthly charges for this rider are deducted monthly from the policy value. The minimum issue amount is $25,000; the maximum issue amount is equal to 19 times the specified amount of the policy.

LAST SURVIVOR CONTINGENT OPTION INSURABILITY RIDER AND LAST SURVIVOR RETIREMENT OPTION INSURABILITY RIDER. These riders are only available if a Last Survivor Term Rider for Covered Insureds is on the policy. The Last Survivor Contingent Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional last survivor policy without evidence of insurability upon the death of the designated person (the option life). The Last Survivor Retirement Option Insurability Rider grants a similar benefit to be exercised within 60 days of the option date. The option date is chosen at issue and cannot be later than age 80 of the oldest insured. Available to issue ages 20 through 70 of the oldest insured. The cost of insurance for this rider is based on the contingent option amount and is deducted monthly from the policy value. The minimum issue amount is $100,000; the maximum issue amount is 5 times the specified amount of the last survivor term rider to which it is attached.

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DISTRIBUTION OF THE POLICY

Lincoln Life offers the policies in all jurisdictions where it is licensed to do business. Lincoln Life, the principal underwriter for the policies, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal business address of Lincoln Life is 1300 South Clinton Street, Fort Wayne, Ind. 46802.

The policy may be sold by individuals who, in addition to being appointed as life insurance agents for Lincoln Life, are also registered representatives with broker-dealers who maintain selling agreements with us. Included among these broker-dealers are Lincoln Financial Advisors Corp. and Lincoln Financial Distributors, both registered representatives affiliated with Lincoln. Registered representatives may receive commission and service fees up to 60% of the first year required premium (the death benefit guarantee monthly premium times 12), plus up to 2% of all other premiums paid, plus .25% of accumulated policy values in the third policy year and each year thereafter. Registered representatives are also eligible for cash bonuses and "non-cash compensation." The latter [as defined in NASD 2820] is represented by such things as office space, computers, club credit, prizes, awards, training and education meetings.

Additionally, the broker-dealer may receive compensation on the first year premium and all additional premiums and/or reimbursements for portions of policy sales expenses. In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with the Registered Representative. Depending on the particular selling arrangements, there may be others whom we compensate for distribution activities. For example, we may compensate certain "wholesalers," who control access to certain selling offices, for access to those offices.

All compensation is paid from our resources, which include fees and charges imposed under the policy.

TAX ISSUES

INTRODUCTION. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, such as estate, gift, and generation skipping transfer taxes, or any state and local income, estate, and inheritance tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of federal and state tax rules to your individual situation.

TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

TAX STATUS OF THE POLICY. Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately

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diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for Federal income tax purposes.

INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the subaccounts, we expect that the subaccounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a MEC for Federal income tax purposes.

POLICIES WHICH ARE MECS


CHARACTERIZATION OF A POLICY AS A MEC. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by a "7-pay test" under the tax law or if the policy is received in exchange


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for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in death benefit during the first seven contract years.


TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

POLICIES WHICH ARE NOT MECS

TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS.
 Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

OTHER CONSIDERATIONS

INSURED LIVES PAST AGE 100. If the insured survives beyond the end of the mortality table used to measure charges under the policy, which ends at age 100, we believe the policy will continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

DISALLOWANCE OF INTEREST DEDUCTIONS. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

CHANGES IN THE POLICY OR CHANGES IN THE LAW. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

TAX STATUS OF LINCOLN LIFE

Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

VOTING RIGHTS

To the extent required by law, we will vote shares of the funds and series held in the Separate Account at regular and special shareholder meetings of the funds and series. Votes will be computed in accordance with instructions received from persons having voting interests in the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that it is permitted to vote the fund shares in its own right, it may elect to do so.

The number of votes which each policyowner has the right to instruct will be determined as one vote for each $100 of policy value in each subaccount. Fractional shares will be allocated for amounts less than $100. The number of votes which the policyowner has the right to instruct will be determined as of the date established by the various series for determining shareholders eligible to vote at the meetings of the funds and series. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the funds and series. We will vote shares of each fund and series as to which no timely instructions are received in proportion to the voting instructions which are received with respect to all policies participating through the Separate Account in that fund or series. Each person having a voting interest will receive proxy material, reports and other materials relating to the appropriate portfolio.

DISREGARD OF VOTING INSTRUCTIONS. We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of any of the funds or series or to approve or disapprove an investment advisory contract for a fund or series. In addition, we may disregard voting instructions in favor of changes initiated by a policyowner in the investment policy or the investment advisor of a fund or series if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determine that the change would have an adverse effect on its General Account in that the proposed investment policy for any fund or series may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semiannual report to policyowners.

STATE REGULATION OF LINCOLN LIFE AND THE SEPARATE ACCOUNT

Lincoln Life, a stock life insurance company organized under the laws of Indiana, is subject to regulation by the Insurance Department of the State of Indiana. An annual statement is filed with the Indiana Department of Insurance ("Department") on or before March 1st of each year covering the operations and reporting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Department examines the liabilities and reserves of Lincoln Life and the Separate Account and certifies their adequacy, and a full examination of Lincoln Life's operations is conducted by the Department at least once every five years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

Lincoln Life holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account assets. Records are maintained of all purchases and redemptions of fund shares held by each subaccount.

The funds and series do not issue certificates. Thus, Lincoln Life holds the Separate Account's assets in an open account in lieu of stock certificates. There is a primary fidelity bond covering Lincoln Life directors and employees with a limit in the amount of $25,000,000 for a single loss and a $50,000,000 aggregate loss limit issued by Fidelity and Deposit Company of Maryland.

LEGAL PROCEEDINGS


Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.



After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, arising out of the proceedings described above will not have a material adverse effect on the financial position of Lincoln Life, the Separate Account or the Principal Underwriter.



OFFICERS AND DIRECTORS
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY



NAME, ADDRESS AND POSITION(S)
WITH REGISTRANT*                 PRINCIPAL OCCUPATIONS LAST FIVE YEARS
------------------------------------------------------------------------------------
JON A. BOSCIA                    Chief Executive Officer and Chairman of the Board
PRESIDENT AND DIRECTOR           of Directors [3/01-present] Lincoln National
1500 Market Street               Corporation; President and Director [12/99-present]
Suite 3900                       The Lincoln National Life Insurance Company.
Philadelphia, PA 19102           Formerly: President, Chief Executive Officer and
                                 Director [1/98-3/01], Lincoln National Corporation.
JANET CHRZAN                     Senior Vice President and Chief Financial Officer
SENIOR VICE PRESIDENT AND CHIEF  [4/00-present], Formerly: Vice President and
FINANCIAL OFFICER                Treasurer [8/95-4/00], The Lincoln National Life
                                 Insurance Company.

NAME, ADDRESS AND POSITION(S)
WITH REGISTRANT*                 PRINCIPAL OCCUPATIONS LAST FIVE YEARS
------------------------------------------------------------------------------------
JUDE T. DRISCOLL                 Director [1/13/03-present] The Lincoln National
DIRECTOR                         Life Insurance Company; President and Chief
One Commerce Square              Executive Officer [1/6/03-present] Delaware
2005 Market Street               Investments; Director [1/2/01-present] Lincoln
Philadelphia, PA 19103           National Realty Corporation. Formerly: Interim
                                 Chief Executive Officer [10/02-1/6/03], Executive
                                 Vice President, Head of Fixed Income [7/02-10/02]
                                 Delaware Investments; Senior Vice President,
                                 Trading Research [6/98-7/00] Conseco Capital
                                 Management.
JOHN H. GOTTA                    Chief Executive Officer of Life Insurance,
CHIEF EXECUTIVE OFFICER OF LIFE  Executive Vice President, Assistant Secretary and
INSURANCE, EXECUTIVE VICE        Director [12/99-present]. Formerly: Senior Vice
PRESIDENT, ASSISTANT SECRETARY   President andAssistant Secretary [4/98-12/99],
AND DIRECTOR                     Senior Vice President [2/98-4/98, Vice President
350 Church Street                and General Manager [1/98-2/98], The Lincoln
Hartford, CT 06103               National Life Insurance Company.
J. MICHAEL HEMP                  President and Director [7/97-present], Lincoln
SENIOR VICE PRESIDENT            Financial Advisors Incorporated; Senior Vice
350 Church Street                President [formerly Vice President]
Hartford, CT 06103               [10/95-present], The Lincoln National Life
                                 Insurance Company.
BARBARA S. KOWALCZYK             Senior Vice President, Corporation Planning
DIRECTOR                         [5/94-present], Lincoln National Corporation;
Centre Square                    Director and Member of the Investment Committee
West Tower                       [12/01-present], The Lincoln National Life
1500 Market Street               Insurance Company, Senior Vice President and
Suite 3900                       Director [present] Lincoln National Management
Philadelphia, PA 19102           Corporation; Director [present], Lincoln Life &
                                 Annuity Company of New York.
GARY W. PARKER                   Senior Vice President [3/00-present], Vice
SENIOR VICE PRESIDENT            President , Product Management [7/98-3/00], The
350 Church Street                Lincoln National Life Insurance Company.
Hartford, CT 06103
SEE YENG QUEK                    Chief Investment Officer, Director [5/01-present]
CHIEF INVESTMENT OFFICER,        and Chairman of the Investment Committee [10/02],
DIRECTOR AND CHAIRMAN OF THE     The Lincoln National Life Insurance Company; Senior
INVESTMENT COMMITTEE             Vice President [8/00-present], Delaware
One Commerce Square              Investments. Formerly: Vice President [2/93-7/00],
Philadelphia, PA 19103           Conseco Capital Management, Incorporated.

NAME, ADDRESS AND POSITION(S)
WITH REGISTRANT*                 PRINCIPAL OCCUPATIONS LAST FIVE YEARS
------------------------------------------------------------------------------------
LORRY J. STENSRUD                Chief Executive Officer of Annuities, Executive
CHIEF EXECUTIVE OFFICER OF       Vice President and Director [6/00-present], The
LINCOLN RETIREMENT, EXECUTIVE    Lincoln National Life Insurance Company. Formerly:
VICE PRESIDENT AND DIRECTOR      President and Chief Executive Officer [6/95-6/00],
                                 Cova Life Insurance (Xerox Life).
RICHARD C. VAUGHAN               Executive Vice President and Chief Financial
DIRECTOR                         Officer [1/95-present], Lincoln National
Centre Square                    Corporation.
West Tower
1500 Market Street
Suite 3900
Philadelphia, PA 19102


   *Unless otherwise indicated, the principal business address is 1300 South
                   Clinton Street, Fort Wayne, Indiana 46801.

EXPERTS


The financial statements of the Separate Account at December 31, 2002, and for each of the three years in the period ended December 31, 2002, and the consolidated financial statements of Lincoln Life at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Actuarial matters included in this Prospectus have been examined by Vaughn W. Robbins, FSA, as stated in the opinion filed as an exhibit to the Registration Statement.

Legal matters in connection with the policies described herein are being passed upon by Robert A. Picarello, Esq., as stated in the opinion filed as an exhibit to this Registration Statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the policy offered hereby. This prospectus does not contain all the information set forth in such registration statement and the amendments and exhibits to such registration statement, to all of which reference is made for further information concerning the Separate Account, Lincoln Life and the policy offered hereby. Statements contained in this prospectus as to the contents of the policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

APPENDIX A

BASE MINIMUM PREMIUMS
PER $1,000 OF SPECIFIED AMOUNT*
MALE (OR UNISEX), AGE ON POLICY DATE
PRF NS = Preferred nonsmoker
STD NS = Standard nonsmoker
PRF SM = Preferred smoker
STD SM = Standard smoker

                                                          PRF     STD
AGE  PRF NS  STD NS  PRF SM  STD SM  AGE  PRF NS  STD NS  SM      SM
------------------------------------------------------------------------
  0      **    3.62      **      **
------------------------------------------------------------------------
  1            2.12                   41    8.33    8.81   11.82   12.18
  2            2.12                   42    8.80    9.28   12.88   13.24
  3            2.12                   43    9.17    9.77   13.81   14.29
  4            2.12                   44    9.69   10.29   15.17   15.53
  5            2.12                   45   10.12   10.84   16.46   16.94
------------------------------------------------------------------------
  6            2.12                   46   10.59   11.43   17.58   18.18
  7            2.12                   47   11.34   12.18   18.69   19.41
  8            2.13                   48   11.98   13.06   20.10   20.82
  9            2.21                   49   12.86   13.94   21.52   22.24
 10            2.31                   50   13.80   15.00   22.98   23.82
------------------------------------------------------------------------
 11            2.41                   51   14.92   16.24   24.75   25.59
 12            2.65                   52   16.03   17.47   26.57   27.53
 13            3.00                   53   17.27   18.71   28.74   29.82
 14            3.18                   54   18.73   20.29   31.04   32.12
 15            3.35                   55   20.26   22.06   33.39   34.59
------------------------------------------------------------------------
 16    3.59    3.71    4.29    4.41   56   21.90   23.82   35.66   36.98
 17    3.94    4.06    4.64    4.76   57   23.72   25.76   36.62   38.06
 18    4.12    4.24    4.82    4.94   58   25.72   27.88   37.59   39.15
 19    4.12    4.24    4.82    4.94   59   27.78   30.18   38.68   40.36
 20    4.12    4.24    5.00    5.12   60   30.13   32.65   39.90   41.70
------------------------------------------------------------------------
 21    4.12    4.24    5.05    5.29   61   32.83   35.47   41.25   43.17
 22    4.12    4.24    5.05    5.29   62   34.55   37.43   42.79   44.83
 23    4.12    4.24    5.23    5.47   63   35.58   38.70   44.46   46.74
 24    4.12    4.24    5.41    5.65   64   36.80   40.04   46.01   48.65
 25    4.12    4.24    5.41    5.65   65   38.03   41.51   47.93   50.57
------------------------------------------------------------------------
 26    4.17    4.29    5.41    5.65   66   38.73   42.39   51.20   52.47
 27    4.36    4.48    5.41    5.65   67   39.58   43.30   53.53   54.93
 28    4.57    4.69    5.41    5.65   68   41.17   45.11   55.99   57.52
 29    4.78    4.90    5.60    5.84   69   43.28   47.35   58.82   60.26
 30    5.01    5.13    5.94    6.18   70   45.66   49.78   61.93   63.21
------------------------------------------------------------------------
 31    5.26    5.38    6.18    6.42   71   48.30   52.46   65.39   66.41
 32    5.52    5.64    6.50    6.74   72   51.55   55.63   69.24   70.09
 33    5.80    5.92    6.84    7.08   73   55.35   59.42   73.74   74.33
 34    6.09    6.21    7.20    7.44   74   59.69   63.68   78.52   78.90
 35    6.40    6.52    7.58    7.82   75   64.41   68.23   83.30   83.55
------------------------------------------------------------------------
 36    6.73    6.85    7.99    8.23   76   69.46   72.85   87.78   88.03
 37    7.08    7.20    8.42    8.66   77   74.84   77.72   92.28   92.54
 38    7.21    7.57    9.11    9.35   78   80.70   82.95   96.81   97.06
 39    7.60    7.96    9.88   10.24   79   87.32   88.72  101.48  101.74
 40    8.02    8.38   10.76   11.12   80   94.43   95.11  106.44  106.69
------------------------------------------------------------------------

 *To determine the DEATH BENEFIT GUARANTEE MONTHLY PREMIUM, multiply the specified amount divided by 1000 times the number shown for the age and classification of the INSURED, then add $100 per POLICY and divide the result by 12. Additional amounts are required for riders and/or substandards.

**This classification is not available below the age of 16.

APPENDIX A CONTINUED

BASE MINIMUM PREMIUMS
PER $1,000 OF SPECIFIED AMOUNT*
FEMALE AGE ON POLICY DATE
PRF NS = Preferred nonsmoker
STD NS = Standard nonsmoker
PRF SM = Preferred smoker
STD SM = Standard smoker

AGE   PRF NS   STD NS   PRF SM   STD SM   AGE   PRF NS   STD NS   PRF SM   STD SM
---------------------------------------------------------------------------------
 0        **     2.98       **       **
---------------------------------------------------------------------------------
 1               1.76                      41     7.06     7.42     9.29     9.53
 2               1.76                      42     7.43     7.79     9.88    10.24
 3               1.76                      43     7.70     8.18    10.58    10.94
 4               1.76                      44     7.99     8.59    11.64    12.00
 5               1.76                      45     8.42     9.02    12.70    13.06
---------------------------------------------------------------------------------
 6               1.76                      46     8.76     9.48    13.46    13.94
 7               1.76                      47     9.24     9.96    14.34    14.82
 8               1.76                      48     9.63    10.47    15.28    15.88
 9               1.83                      49    10.06    11.02    16.52    17.12
10               1.90                      50    10.69    11.65    17.75    18.35
---------------------------------------------------------------------------------
11               1.98                      51    11.57    12.53    19.04    19.76
12               2.12                      52    12.33    13.41    20.46    21.18
13               2.15                      53    13.21    14.29    21.75    22.59
14               2.24                      54    14.15    15.35    23.16    24.00
15               2.33                      55    14.92    16.24    24.57    25.41
---------------------------------------------------------------------------------
16      2.30     2.42     2.76     2.88    56    15.62    16.94    25.69    26.65
17      2.40     2.52     2.88     3.00    57    16.38    17.82    26.92    27.88
18      2.51     2.63     3.06     3.18    58    17.15    18.71    28.04    29.12
19      2.62     2.74     3.13     3.25    59    18.03    19.59    29.27    30.35
20      2.73     2.85     3.28     3.40    60    19.26    20.82    31.04    32.12
---------------------------------------------------------------------------------
21      2.85     2.97     3.43     3.55    61    20.73    22.41    33.21    34.41
22      2.98     3.10     3.58     3.70    62    22.73    24.53    35.60    36.92
23      3.12     3.24     3.74     3.86    63    25.08    27.00    36.75    38.19
24      3.25     3.37     3.92     4.04    64    27.61    29.65    37.97    39.53
25      3.41     3.53     4.10     4.22    65    30.19    32.47    39.19    40.87
---------------------------------------------------------------------------------
26      3.56     3.68     4.29     4.41    66    32.23    34.59    39.74    41.52
27      3.73     3.85     4.49     4.61    67    33.48    35.93    40.14    42.12
28      3.90     4.02     4.71     4.83    68    33.83    36.35    41.44    42.92
29      4.09     4.21     4.93     5.05    69    34.44    36.92    43.19    44.63
30      4.28     4.40     5.17     5.29    70    35.49    38.12    45.32    46.67
---------------------------------------------------------------------------------
31      4.37     4.61     5.42     5.54    71    37.48    40.19    47.97    49.20
32      4.59     4.83     5.69     5.81    72    39.99    42.75    51.10    52.29
33      4.82     5.06     5.97     6.09    73    43.05    45.85    54.79    55.89
34      5.06     5.30     6.27     6.39    74    46.75    49.51    59.11    60.04
35      5.32     5.56     6.58     6.70    75    50.82    53.53    63.83    64.47
---------------------------------------------------------------------------------
36      5.59     5.83     6.79     7.03    76    55.39    57.93    68.68    69.06
37      5.76     6.12     7.14     7.38    77    60.51    62.76    73.61    73.86
38      6.06     6.42     7.50     7.74    78    66.49    68.31    79.00    79.26
39      6.38     6.74     7.88     8.12    79    73.50    74.73    84.97    85.22
40      6.71     7.07     8.58     8.82    80    81.21    81.89    91.60    91.86
---------------------------------------------------------------------------------

 *To determine the DEATH BENEFIT GUARANTEE MONTHLY PREMIUM, multiply the specified amount divided by 1000 times the number shown for the age and classification of the INSURED, then add $100 per POLICY and divide the result by 12. Additional amounts are required for riders and/or substandards.

**This classification is not available below the age of 16.

APPENDIX B

SURRENDER CHARGES
PER $1,000 OF SPECIFIED AMOUNT
MALE (OR UNISEX), AGE ON POLICY DATE*
PRF NS = Preferred nonsmoker
STD NS = Standard nonsmoker
PRF SM = Preferred smoker
STD SM = Standard smoker

AGE  PRF NS  STD NS  PRF SM  STD SM  AGE  PRF NS  STD NS  PRF SM  STD SM
------------------------------------------------------------------------
 0       **    3.52      **      **
------------------------------------------------------------------------
 1             2.79                   41   10.98   11.62   15.60   16.06
 2             2.79                   42   11.59   12.23   16.98   17.47
 3             2.79                   43   12.10   12.89   18.22   18.85
 4             2.79                   44   12.78   13.57   20.02   20.48
 5             2.79                   45   13.35   14.30   21.71   22.35
------------------------------------------------------------------------
 6             2.79                   46   13.97   15.09   23.19   23.98
 7             2.79                   47   14.96   16.06   24.66   25.61
 8             2.79                   48   15.80   17.23   26.53   27.48
 9             2.90                   49   16.96   18.39   28.40   29.35
10             3.04                   50   18.22   19.80   30.34   31.44
------------------------------------------------------------------------
11             3.17                   51   19.69   21.43   32.65   33.77
12             3.48                   52   21.14   23.06   35.07   36.32
13             3.96                   53   22.79   24.68   37.93   39.36
14             4.18                   54   24.73   26.77   40.96   42.39
15             4.42                   55   26.73   29.11   44.07   45.65
------------------------------------------------------------------------
16     4.73    4.88    5.65    5.81   56   28.91   31.44   47.06   48.40
17     5.19    5.35    6.12    6.27   57   31.31   33.99   48.33   48.40
18     5.43    5.59    6.36    6.51   58   33.95   36.81   48.40   48.40
19     5.43    5.59    6.36    6.51   59   36.65   39.82   48.40   48.40
20     5.43    5.59    6.58    6.75   60   39.75   43.08   48.40   48.40
------------------------------------------------------------------------
21     5.43    5.59    6.67    6.97   61   43.32   46.82   48.40   48.40
22     5.43    5.59    6.67    6.97   62   45.58   48.40   48.40   48.40
23     5.43    5.59    6.89    7.22   63   46.97   48.40   48.40   48.40
24     5.43    5.59    7.13    7.44   64   48.40   48.40   48.40   48.40
25     5.43    5.59    7.13    7.44   65   48.40   48.40   48.40   48.40
------------------------------------------------------------------------
26     5.50    5.65    7.13    7.44   66   48.40   48.40   48.40   48.40
27     5.74    5.92    7.13    7.44   67   48.40   48.40   48.40   48.40
28     6.03    6.18    7.13    7.44   68   48.12   48.12   48.40   48.40
29     6.31    6.47    7.37    7.70   69   47.85   47.85   48.35   48.35
30     6.60    6.78    7.83    8.14   70   47.62   47.62   48.28   48.28
------------------------------------------------------------------------
31     6.93    7.08    8.14    8.47   71   47.42   47.42   48.21   48.21
32     7.28    7.44    8.56    8.89   72   47.24   47.24   48.18   48.18
33     7.66    7.81    9.02    9.33   73   47.06   47.06   48.17   48.17
34     8.03    8.18    9.50    9.81   74   46.79   46.86   48.14   48.14
35     8.45    8.60    9.99   10.32   75   46.44   46.79   47.85   47.85
------------------------------------------------------------------------
36     8.87    9.04   10.54   10.85   76   46.06   46.44   46.81   46.81
37     9.35    9.50   11.11   11.42   77   45.38   46.06   45.65   45.65
38     9.50    9.99   12.01   12.34   78   44.08   45.38   44.37   44.37
39    10.03   10.49   13.02   13.51   79   42.67   42.67   42.96   42.96
40    10.58   11.04   14.19   14.67   80   41.12   41.12   41.41   41.41
------------------------------------------------------------------------

 *For requested increases in the SPECIFIED AMOUNT, the applicable surrender charge is based on the AGE the increase is effective and will be two-thirds that of the corresponding SURRENDER CHARGE listed above.

**This classification is not available below the age of 16.

APPENDIX B CONTINUED

SURRENDER CHARGES
PER $1,000 OF SPECIFIED AMOUNT
FEMALE, AGE ON POLICY DATE*
PRF NS = Preferred nonsmoker
STD NS = Standard nonsmoker
PRF SM = Preferred smoker
STD SM = Standard smoker

AGE  PRF NS  STD NS  PRF SM  STD SM  AGE  PRF NS  STD NS  PRF SM  STD SM
------------------------------------------------------------------------
 0       **    2.90      **      **
------------------------------------------------------------------------
 1             2.31                   41    9.31    9.79   12.25   12.56
 2             2.31                   42    9.79   10.27   13.02   13.51
 3             2.31                   43   10.14   10.78   13.95   14.43
 4             2.31                   44   10.54   11.33   15.36   15.84
 5             2.31                   45   11.11   11.90   16.76   17.23
------------------------------------------------------------------------
 6             2.31                   46   11.55   12.50   17.75   18.39
 7             2.31                   47   12.19   13.13   18.92   19.56
 8             2.31                   48   12.72   13.82   20.17   20.97
 9             2.40                   49   13.27   14.54   21.80   22.59
10             2.51                   50   14.10   15.36   23.43   24.22
------------------------------------------------------------------------
11             2.62                   51   15.27   16.52   25.12   26.07
12             2.79                   52   16.28   17.69   26.99   27.94
13             2.82                   53   17.42   18.85   28.69   29.81
14             2.95                   54   18.68   20.26   30.56   31.68
15             3.06                   55   19.69   21.43   32.43   33.53
------------------------------------------------------------------------
16     3.04    3.19    3.63    3.78   56   20.61   22.35   33.90   35.16
17     3.17    3.32    3.78    3.96   57   21.63   23.52   35.53   36.81
18     3.30    3.45    4.03    4.18   58   22.62   24.68   37.00   38.43
19     3.45    3.61    4.14    4.29   59   23.78   25.85   38.63   40.06
20     3.61    3.76    4.31    4.47   60   25.41   27.48   40.96   42.39
------------------------------------------------------------------------
21     3.76    3.92    4.51    4.66   61   27.37   29.57   43.82   45.41
22     3.92    4.09    4.71    4.88   62   29.99   32.36   46.97   48.40
23     4.11    4.27    4.93    5.08   63   33.09   35.64   48.40   48.40
24     4.29    4.44    5.17    5.32   64   36.43   39.12   48.40   48.40
25     4.49    4.64    5.39    5.57   65   39.84   42.86   48.40   48.40
------------------------------------------------------------------------
26     4.69    4.86    5.65    5.81   66   43.19   46.35   48.40   48.40
27     4.91    5.08    5.92    6.07   67   45.56   48.40   48.40   48.40
28     5.15    5.30    6.20    6.36   68   46.75   48.40   48.40   48.40
29     5.39    5.54    6.51    6.67   69   48.17   48.17   48.31   48.31
30     5.65    5.81    6.82    6.97   70   47.78   47.78   47.97   47.97
------------------------------------------------------------------------
31     5.76    6.07    7.15    7.30   71   47.41   47.41   47.67   47.67
32     6.05    6.36    7.50    7.66   72   46.96   46.96   47.41   47.41
33     6.36    6.67    7.88    8.03   73   46.38   46.38   47.11   47.11
4      6.67    7.00    8.27    8.43   74   45.76   45.76   46.71   46.71
35     7.02    7.33    8.69    8.84   75   45.13   45.13   46.22   46.22
------------------------------------------------------------------------
36     7.37    7.70    8.95    9.26   76   44.54   44.54   45.73   45.73
37     7.59    8.07    9.42    9.72   77   43.99   43.99   45.30   45.30
38     7.99    8.47    9.90   10.21   78   43.48   43.48   44.06   44.06
39     8.40    8.89   10.41   10.71   79   42.51   42.51   42.65   42.60
40     8.84    9.33   11.33   11.64   80   40.94   40.94   41.07   41.07
------------------------------------------------------------------------

 *For requested increases in the SPECIFIED AMOUNT, the applicable surrender charge is based on the AGE the increase is effective and will be two-thirds that of the corresponding SURRENDER CHARGE listed above.

**This classification is not available below the age of 16.

APPENDIX C

ILLUSTRATIONS OF POLICY VALUES
The following tables have been prepared to help show how values under the policy change with investment performance. The tables show Type 1 death benefits, policy values, and net cash surrender values for each of the first 10 policy years, and for every five year period thereafter through the thirtieth policy year, assuming that the return on the assets invested in the account were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. The actual death benefits and net cash surrender values would be different from those shown if a different classification were to be used or if the returns averaged 0%, 6%, and 12% but fluctuated over and under those averages throughout the years. Actual returns will fluctuate over time and likely will be both positive and negative. The hypothetical gross investment rate of return may indeed average 0%, 6%, or 12% over a period of years. However, it may fluctuate above and below those averages throughout the years shown. The actual policy values, surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium.

The death benefits and net cash surrender values shown on pages using current charges are approximately those likely to be provided under the policy for the investment returns indicated, assuming that the current percent of premium charge is deducted, the current cost of insurance charges are deducted, and the current mortality and expense risk charge is deducted. Although the contract allows for a maximum percent of premium charge, maximum cost of insurance charges specified in the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker tables, and a maximum mortality and expense risk charge of .90%, Lincoln Life expects that it will continue to charge the current percent of premium charge, the current cost of insurance charges, and the current mortality and expense risk charge for the indefinite future. The figures shown on pages using guaranteed maximum charges show the death benefits and net cash surrender values which would result if the guaranteed maximum percent of premium charge, the guaranteed maximum cost of insurance charges, and the guaranteed maximum mortality and expense risk charge were to be deducted. However, these are primarily of interest only to show by comparison the benefits of the lower current charges.


In each of the illustrations an assumed gross annual return is indicated. The gross annual return used in the illustrations is then reduced by the asset management charge (average .59%), the mortality and expense risk charge (.68% current, and .90% guaranteed), and other expenses incurred by the funds including printing, mailing, Directors' fees, etc. (average .10%) so that the actual numbers in the illustrations are net of expenses. Thus, a 12% gross annual return yields a net annual return of 10.65% using current charges, and 10.43% using guaranteed charges. Similarly, gross annual returns of 6% and 0% yield net annual returns of 4.65% and -1.35% respectively using current charges, and 4.43% and -1.57% respectively using guaranteed charges.

MULTI FUND-REGISTERED TRADEMARK-

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 35
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$1,300 ANNUAL PREMIUM USING CURRENT CHARGES

                      DEATH BENEFIT                    POLICY VALUE                   NET CASH SURRENDER VALUE
                      -------------------------------  -----------------------------  -----------------------------
         PREMIUMS     ASSUMING                         ASSUMING                       ASSUMING
END      ACCUMULATED  HYPOTHETICAL GROSS               HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF       AT 5%        ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST     -------------------------------  -----------------------------  -----------------------------
YEAR     PER YEAR     0% GROSS   6% GROSS   12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
-------------------------------------------------------------------------------------------------------------------
    1     $  1,365    $100,000   $100,000   $100,000   $   974   $ 1,040   $  1,106   $   114   $   180   $    246
    2        2,798     100,000    100,000    100,000     1,928     2,120      2,320     1,068     1,260      1,460
    3        4,303     100,000    100,000    100,000     2,859     3,239      3,652     1,999     2,379      2,792
    4        5,883     100,000    100,000    100,000     3,766     4,398      5,112     2,906     3,538      4,252
    5        7,542     100,000    100,000    100,000     4,650     5,600      6,716     3,790     4,740      5,856
-------------------------------------------------------------------------------------------------------------------
    6        9,285     100,000    100,000    100,000     5,508     6,844      8,475     4,691     6,027      7,658
    7       11,114     100,000    100,000    100,000     6,339     8,130     10,406     5,565     7,356      9,632
    8       13,035     100,000    100,000    100,000     7,145     9,461     12,528     6,414     8,730     11,797
    9       15,051     100,000    100,000    100,000     7,922    10,837     14,859     7,234    10,149     14,171
   10       17,169     100,000    100,000    100,000     8,670    12,259     17,422     8,068    11,657     16,820
-------------------------------------------------------------------------------------------------------------------
   15       29,455     100,000    100,000    100,000    11,919    20,097     34,674    11,747    19,925     34,502
   20       45,135     100,000    100,000    100,000    14,109    29,193     62,939    14,109    29,193     62,939
   25       65,147     100,000    100,000    146,497    14,694    39,570    109,326    14,694    39,570    109,326
   30       90,689     100,000    100,000    224,956    13,113    51,632    184,390    13,113    51,632    184,390


The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .68% current mortality and expense risk charge and other expenses estimated at .10%. Values illustrated are also net of any other applicable contract charges.

MULTI FUND-REGISTERED TRADEMARK-

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 35
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$1,300 ANNUAL PREMIUM USING GUARANTEED CHARGES

                      DEATH BENEFIT                    POLICY VALUE                   NET CASH SURRENDER VALUE
                      -------------------------------  -----------------------------  -----------------------------
         PREMIUMS     ASSUMING                         ASSUMING                       ASSUMING
END      ACCUMULATED  HYPOTHETICAL GROSS               HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF       AT 5%        ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST     -------------------------------  -----------------------------  -----------------------------
YEAR     PER YEAR     0% GROSS   6% GROSS   12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
-------------------------------------------------------------------------------------------------------------------
    1     $  1,365    $100,000   $100,000   $100,000   $   945   $ 1,009   $  1,073   $    85   $   149   $    213
    2        2,798     100,000    100,000    100,000     1,868     2,055      2,249     1,008     1,195      1,389
    3        4,303     100,000    100,000    100,000     2,767     3,136      3,535     1,907     2,276      2,675
    4        5,883     100,000    100,000    100,000     3,640     4,253      4,942     2,780     3,393      4,082
    5        7,542     100,000    100,000    100,000     4,489     5,407      6,483     3,629     4,547      5,623
-------------------------------------------------------------------------------------------------------------------
    6        9,285     100,000    100,000    100,000     5,310     6,598      8,168     4,493     5,781      7,352
    7       11,114     100,000    100,000    100,000     6,103     7,827     10,014     5,329     7,053      9,240
    8       13,035     100,000    100,000    100,000     6,868     9,094     12,036     6,137     8,363     11,305
    9       15,051     100,000    100,000    100,000     7,605    10,401     14,252     6,917     9,713     13,564
   10       17,169     100,000    100,000    100,000     8,310    11,748     16,681     7,708    11,146     16,079
-------------------------------------------------------------------------------------------------------------------
   15       29,455     100,000    100,000    100,000    11,332    19,093     32,889    11,160    18,921     32,717
   20       45,135     100,000    100,000    100,000    13,271    27,448     59,060    13,271    27,448     59,060
   25       65,147     100,000    100,000    136,243    13,517    36,660    101,674    13,517    36,660    101,674
   30       90,689     100,000    100,000    206,969    11,003    46,543    169,646    11,003    46,543    169,646


The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .10%. Values illustrated are also net of any other applicable contract charges.

MULTI FUND-REGISTERED TRADEMARK-

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 35
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$1,650 ANNUAL PREMIUM USING CURRENT CHARGES

                      DEATH BENEFIT                    POLICY VALUE                   NET CASH SURRENDER VALUE
                      -------------------------------  -----------------------------  -----------------------------
         PREMIUMS     ASSUMING                         ASSUMING                       ASSUMING
END      ACCUMULATED  HYPOTHETICAL GROSS               HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF       AT 5%        ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST     -------------------------------  -----------------------------  -----------------------------
YEAR     PER YEAR     0% GROSS   6% GROSS   12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
-------------------------------------------------------------------------------------------------------------------
    1     $  1,732    $100,000   $100,000   $100,000   $ 1,228   $ 1,311   $  1,395   $   196   $   279   $    363
    2        3,552     100,000    100,000    100,000     2,431     2,674      2,927     1,399     1,642      1,895
    3        5,462     100,000    100,000    100,000     3,598     4,079      4,600     2,566     3,047      3,568
    4        7,467     100,000    100,000    100,000     4,730     5,529      6,431     3,698     4,497      5,399
    5        9,573     100,000    100,000    100,000     5,827     7,027      8,436     4,795     5,995      7,404
-------------------------------------------------------------------------------------------------------------------
    6       11,784     100,000    100,000    100,000     6,891     8,577     10,636     5,911     7,596      9,656
    7       14,106     100,000    100,000    100,000     7,912    10,170     13,043     6,983     9,241     12,114
    8       16,544     100,000    100,000    100,000     8,890    11,809     15,680     8,013    10,932     14,803
    9       19,104     100,000    100,000    100,000     9,828    13,499     18,575     9,002    12,674     17,749
   10       21,791     100,000    100,000    100,000    10,725    15,243     21,758    10,003    14,521     21,035
-------------------------------------------------------------------------------------------------------------------
   15       37,385     100,000    100,000    100,000    14,419    24,704     43,151    14,212    24,497     42,944
   20       57,287     100,000    100,000    122,744    16,432    35,450     78,200    16,432    35,450     78,200
   25       82,687     100,000    100,000    180,484    16,336    47,922    134,690    16,336    47,922    134,690
   30      115,105     100,000    100,000    274,982    13,144    62,911    225,395    13,144    62,911    225,395


The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .68% current mortality and expense risk charge and other expenses estimated at .10%. Values illustrated are also net of any other applicable contract charges.

MULTI FUND-REGISTERED TRADEMARK-

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 35
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$1,650 ANNUAL PREMIUM USING GUARANTEED CHARGES

                       DEATH BENEFIT                    POLICY VALUE                   NET CASH SURRENDER VALUE
                       -------------------------------  -----------------------------  -----------------------------
         PREMIUMS      ASSUMING                         ASSUMING                       ASSUMING
END      ACCUMULATED   HYPOTHETICAL GROSS               HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF       AT 5%         ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST PER  -------------------------------  -----------------------------  -----------------------------
YEAR     YEAR          0% GROSS   6% GROSS   12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
--------------------------------------------------------------------------------------------------------------------
    1      $  1,732    $100,000   $100,000   $100,000   $ 1,173   $ 1,253   $  1,334   $   141   $   221   $    302
    2         3,552     100,000    100,000    100,000     2,311     2,545      2,788     1,279     1,513      1,756
    3         5,462     100,000    100,000    100,000     3,411     3,872      4,370     2,379     2,840      3,338
    4         7,467     100,000    100,000    100,000     4,471     5,233      6,092     3,439     4,201      5,060
    5         9,573     100,000    100,000    100,000     5,487     6,628      7,966     4,455     5,596      6,934
--------------------------------------------------------------------------------------------------------------------
    6        11,784     100,000    100,000    100,000     6,457     8,054     10,003     5,477     7,074      9,023
    7        14,106     100,000    100,000    100,000     7,379     9,511     12,222     6,450     8,582     11,293
    8        16,544     100,000    100,000    100,000     8,251    10,998     14,639     7,374    10,121     13,762
    9        19,104     100,000    100,000    100,000     9,071    12,514     17,274     8,245    11,689     16,448
   10        21,791     100,000    100,000    100,000     9,834    14,058     20,150     9,112    13,336     19,427
--------------------------------------------------------------------------------------------------------------------
   15        37,385     100,000    100,000    100,000    12,763    22,211     39,214    12,557    22,004     39,008
   20        57,287     100,000    100,000    110,544    13,772    30,938     70,124    13,772    30,938     70,124
   25        82,687     100,000    100,000    160,052    11,835    39,900    119,442    11,835    39,900    119,442
   30       115,105     100,000    100,000    240,360     5,219    48,850    197,016     5,219    48,850    197,016


The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a 90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .10%. Values illustrated are also net of any other applicable contract charges.

MULTI FUND-REGISTERED TRADEMARK-

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 55
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$3,250 ANNUAL PREMIUM USING CURRENT CHARGES

                      DEATH BENEFIT                    POLICY VALUE                   NET CASH SURRENDER VALUE
                      -------------------------------  -----------------------------  -----------------------------
         PREMIUMS     ASSUMING                         ASSUMING                       ASSUMING
END      ACCUMULATED  HYPOTHETICAL GROSS               HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF       AT 5%        ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST     -------------------------------  -----------------------------  -----------------------------
YEAR     PER YEAR     0% GROSS   6% GROSS   12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
-------------------------------------------------------------------------------------------------------------------
    1     $  3,412    $100,000   $100,000   $100,000   $ 2,199   $ 2,356   $  2,513   $     0   $     0   $      0
    2        6,996     100,000    100,000    100,000     4,306     4,758      5,229     1,395     1,847      2,318
    3       10,758     100,000    100,000    100,000     6,322     7,208      8,172     3,411     4,297      5,261
    4       14,708     100,000    100,000    100,000     8,263     9,728     11,386     5,352     6,817      8,475
    5       18,856     100,000    100,000    100,000    10,125    12,316     14,899     7,214     9,405     11,988
-------------------------------------------------------------------------------------------------------------------
    6       23,212     100,000    100,000    100,000    11,888    14,959     18,732     9,123    12,194     15,966
    7       27,785     100,000    100,000    100,000    13,558    17,667     22,931    10,938    15,047     20,311
    8       32,586     100,000    100,000    100,000    15,127    20,439     27,542    12,652    17,965     25,067
    9       37,628     100,000    100,000    100,000    16,589    23,278     32,616    14,260    20,949     30,287
   10       42,922     100,000    100,000    100,000    17,939    26,185     38,217    15,901    24,147     36,180
-------------------------------------------------------------------------------------------------------------------
   15       73,637     100,000    100,000    100,000    22,844    42,029     77,392    22,262    41,447     76,810
   20      112,838     100,000    100,000    155,659    23,677    61,085    145,475    23,677    61,085    145,475
   25      162,869     100,000    100,000    269,838    16,726    86,332    256,988    16,726    86,332    256,988
   30      226,723           0    128,781    457,186         0   122,648    435,415         0   122,648    435,415


The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .68% current mortality and expense risk charge and other expenses estimated at .10%. Values illustrated are also net of any other applicable contract charges.

MULTI FUND-REGISTERED TRADEMARK-

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 55
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$3,250 ANNUAL PREMIUM USING GUARANTEED CHARGES

                      DEATH BENEFIT                    POLICY VALUE                   NET CASH SURRENDER VALUE
                      -------------------------------  -----------------------------  -----------------------------
         PREMIUMS     ASSUMING                         ASSUMING                       ASSUMING
END      ACCUMULATED  HYPOTHETICAL GROSS               HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF       AT 5%        ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST     -------------------------------  -----------------------------  -----------------------------
YEAR     PER YEAR     0% GROSS   6% GROSS   12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
-------------------------------------------------------------------------------------------------------------------
    1     $  3,412    $100,000   $100,000   $100,000   $ 2,128   $ 2,281   $  2,435   $     0   $     0   $      0
    2        6,996     100,000    100,000    100,000     4,161     4,599      5,056     1,250     1,688      2,145
    3       10,758     100,000    100,000    100,000     6,097     6,955      7,886     3,186     4,044      4,975
    4       14,708     100,000    100,000    100,000     7,932     9,346     10,944     5,021     6,435      8,033
    5       18,856     100,000    100,000    100,000     9,658    11,767     14,249     6,747     8,856     11,338
-------------------------------------------------------------------------------------------------------------------
    6       23,212     100,000    100,000    100,000    11,269    14,215     17,829     8,504    11,449     15,064
    7       27,785     100,000    100,000    100,000    12,757    16,685     21,713    10,138    14,066     19,094
    8       32,586     100,000    100,000    100,000    14,109    19,169     25,932    11,634    16,695     23,458
    9       37,628     100,000    100,000    100,000    15,311    21,658     30,524    12,982    19,329     28,196
   10       42,922     100,000    100,000    100,000    16,350    24,147     35,539    14,312    22,109     33,502
-------------------------------------------------------------------------------------------------------------------
   15       73,637     100,000    100,000    100,000    18,660    36,480     69,702    18,078    35,897     69,120
   20      112,838     100,000    100,000    138,782    13,464    47,964    129,703    13,464    47,964    129,703
   25      162,869           0    100,000    238,593         0    57,258    227,232         0    57,258    227,232
   30      226,723           0    100,000    398,267         0    62,786    379,302         0    62,786    379,302


The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .10%. Values illustrated are also net of any other applicable contract charges.

MULTI FUND-REGISTERED TRADEMARK-

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 55
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$4,250 ANNUAL PREMIUM USING CURRENT CHARGES

                      DEATH BENEFIT                    POLICY VALUE                   NET CASH SURRENDER VALUE
                      -------------------------------  -----------------------------  -----------------------------
         PREMIUMS     ASSUMING                         ASSUMING                       ASSUMING
END      ACCUMULATED  HYPOTHETICAL GROSS               HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF       AT 5%        ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST     -------------------------------  -----------------------------  -----------------------------
YEAR     PER YEAR     0% GROSS   6% GROSS   12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
-------------------------------------------------------------------------------------------------------------------
    1     $  4,462    $100,000   $100,000   $100,000   $ 2,676   $ 2,876   $  3,076   $     0   $     0   $      0
    2        9,148     100,000    100,000    100,000     5,250     5,819      6,414       685     1,254      1,849
    3       14,068     100,000    100,000    100,000     7,717     8,829     10,040     3,152     4,264      5,475
    4       19,234     100,000    100,000    100,000    10,081    11,918     13,999     5,516     7,353      9,434
    5       24,658     100,000    100,000    100,000    12,338    15,086     18,333     7,773    10,521     13,768
-------------------------------------------------------------------------------------------------------------------
    6       30,354     100,000    100,000    100,000    14,484    18,340     23,089    10,147    14,003     18,752
    7       36,334     100,000    100,000    100,000    16,524    21,692     28,336    12,416    17,584     24,228
    8       42,613     100,000    100,000    100,000    18,434    25,134     34,128    14,554    21,253     30,248
    9       49,206     100,000    100,000    100,000    20,211    28,674     40,550    16,559    25,022     36,898
   10       56,129     100,000    100,000    100,000    21,841    32,318     47,698    18,646    29,122     44,502
-------------------------------------------------------------------------------------------------------------------
   15       96,294     100,000    100,000    115,343    27,906    52,998     99,434    26,993    52,085     98,521
   20      147,557     100,000    100,000    199,625    29,785    80,946    186,566    29,785    80,946    186,566
   25      212,982     100,000    127,541    345,708    24,282   121,468    329,242    24,282   121,468    329,242
   30      296,483     100,000    179,697    585,097     5,556   171,140    557,235     5,556   171,140    557,235


The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .68% current mortality and expense risk charge and other expenses estimated at .10%. Values illustrated are also net of any other applicable contract charges.

MULTI FUND-REGISTERED TRADEMARK-

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 55
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$4,250 ANNUAL PREMIUM USING GUARANTEED CHARGES

                      DEATH BENEFIT                    POLICY VALUE                   NET CASH SURRENDER VALUE
                      -------------------------------  -----------------------------  -----------------------------
         PREMIUMS     ASSUMING                         ASSUMING                       ASSUMING
END      ACCUMULATED  HYPOTHETICAL GROSS               HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF       AT 5%        ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST     -------------------------------  -----------------------------  -----------------------------
YEAR     PER YEAR     0% GROSS   6% GROSS   12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
-------------------------------------------------------------------------------------------------------------------
    1     $  4,462    $100,000   $100,000   $100,000   $ 2,326   $ 2,513   $  2,699   $     0   $     0   $      0
    2        9,148     100,000    100,000    100,000     4,514     5,034      5,576         0       469      1,011
    3       14,068     100,000    100,000    100,000     6,563     7,564      8,654     1,998     2,999      4,089
    4       19,234     100,000    100,000    100,000     8,470    10,104     11,959     3,905     5,539      7,394
    5       24,658     100,000    100,000    100,000    10,230    12,652     15,520     5,665     8,087     10,955
-------------------------------------------------------------------------------------------------------------------
    6       30,354     100,000    100,000    100,000    11,832    15,201     19,367     7,495    10,864     15,030
    7       36,334     100,000    100,000    100,000    13,260    17,741     23,532     9,151    13,632     19,424
    8       42,613     100,000    100,000    100,000    14,493    20,258     28,055    10,613    16,378     24,175
    9       49,206     100,000    100,000    100,000    15,511    22,742     32,986    11,859    19,090     29,334
   10       56,129     100,000    100,000    100,000    16,295    25,184     38,395    13,099    21,988     35,199
-------------------------------------------------------------------------------------------------------------------
   15       96,294     100,000    100,000    100,000    16,151    36,785     76,737    15,238    35,872     75,824
   20      147,557     100,000    100,000    156,393     5,356    46,791    146,162     5,356    46,791    146,162
   25      212,982           0    100,000    271,158         0    53,162    258,246         0    53,162    258,246
   30      296,483           0    100,000    453,484         0    52,041    431,890         0    52,041    431,890


The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .10%. Values illustrated are also net of any other applicable contract charges.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

                 (This page has been left blank intentionally.)

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                                                           MORTALITY &
                                              CONTRACT                     EXPENSE        CONTRACT
                                              PURCHASES                    CHARGES        REDEMPTIONS
                                              DUE FROM                     PAYABLE TO     DUE TO
                                              THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                              NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                              INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                      INVESTMENTS   COMPANY        TOTAL ASSETS  COMPANY        COMPANY        NET ASSETS
--------------------------------------------------------------------------------------------------------------------
Delaware VIP Global Bond        $    634,347   $     2,900   $   637,247    $        12     $       --   $   637,235
Delaware VIP Large Cap Value       1,614,906            --     1,614,906             30         86,576     1,528,300
Delaware VIP Trend                 3,844,515            --     3,844,515             71         89,352     3,755,092
LN Aggressive Growth               4,860,261           544     4,860,805             90             --     4,860,715
LN Bond                            4,144,726         3,998     4,148,724             77             --     4,148,647
LN Capital Appreciation           10,635,782            --    10,635,782            197         19,620    10,615,965
LN Equity-Income                  11,368,380            --    11,368,380            212          8,599    11,359,569
LN Global Asset Allocation         2,594,493         2,191     2,596,684             48             --     2,596,636
LN Growth and Income              15,566,798         5,556    15,572,354            290             --    15,572,064
LN International                   5,572,275         1,081     5,573,356            103             --     5,573,253
LN Managed                         3,316,714           850     3,317,564             62             --     3,317,502
LN Money Market                    2,069,989           666     2,070,655             39             --     2,070,616
LN Social Awareness               11,018,805            --    11,018,805            205          6,747    11,011,853
LN Special Opportunities           7,407,627            --     7,407,627            138         57,651     7,349,838

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K
STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2000, 2001 AND 2002

                                DELAWARE     DELAWARE
                                VIP          VIP         DELAWARE     LN
                                GLOBAL       LARGE CAP   VIP          AGGRESSIVE   LN
                                BOND         VALUE       TREND        GROWTH       BOND
                                SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
NET INVESTMENT INCOME (LOSS):
  -  Dividends from investment
   income                       $     790    $  22,066   $        --  $        --  $  127,119
------------------------------
  -  Mortality and expense
   guarantees                        (653)      (8,471)      (45,104)     (85,743)    (13,671)
------------------------------  -----------  ----------  -----------  -----------  ----------
NET INVESTMENT INCOME (LOSS)          137       13,595       (45,104)     (85,743)    113,448
------------------------------
Net Realized Gain (Loss) on
   Investments:
  -  Net realized gain (loss)
   on investments                  (5,953)     (65,004)      202,670      591,035     (24,378)
------------------------------
  -  Dividends from net
   realized gain on
   investments                         --      111,417       321,892      603,054          --
------------------------------  -----------  ----------  -----------  -----------  ----------
NET REALIZED GAIN (LOSS) ON
   INVESTMENTS                     (5,953)      46,413       524,562    1,194,089     (24,378)
------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION OR
   DEPRECIATION ON INVESTMENTS      5,146       60,679    (1,321,932)  (1,679,661)    106,798
------------------------------  -----------  ----------  -----------  -----------  ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                   $    (670)   $ 120,687   $  (842,474) $  (571,315) $  195,868
------------------------------  ===========  ==========  ===========  ===========  ==========
YEAR ENDED DECEMBER 31, 2001
NET INVESTMENT INCOME (LOSS):
  -  Dividends from investment
   income                       $   2,147    $   2,806   $        --  $        --  $  150,153
------------------------------
  -  Mortality and expense
   guarantees                        (702)     (10,569)      (36,255)     (58,849)    (18,640)
------------------------------  -----------  ----------  -----------  -----------  ----------
NET INVESTMENT INCOME (LOSS)        1,445       (7,763)      (36,255)     (58,849)    131,513
------------------------------
Net Realized Gain (Loss) on
   Investments:
  -  Net realized gain (loss)
   on investments                    (399)     (13,109)     (204,636)    (338,305)      3,092
------------------------------
  -  Dividends from net
   realized gain on
   investments                         --           --            --    2,074,792          --
------------------------------  -----------  ----------  -----------  -----------  ----------
NET REALIZED GAIN (LOSS) ON
   INVESTMENTS                       (399)     (13,109)     (204,636)   1,736,487       3,092
------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION OR
   DEPRECIATION ON INVESTMENTS     (1,804)     (50,001)     (829,768)  (5,715,820)     76,114
------------------------------  -----------  ----------  -----------  -----------  ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                   $    (758)   $ (70,873)  $(1,070,659) $(4,038,182) $  210,719
------------------------------  ===========  ==========  ===========  ===========  ==========
YEAR ENDED DECEMBER 31, 2002
NET INVESTMENT INCOME (LOSS):
  -  Dividends from investment
   income                       $     746    $  26,051   $        --  $        --  $  190,716
------------------------------
  -  Mortality and expense
   guarantees                      (1,926)     (11,900)      (30,609)     (41,009)    (24,851)
------------------------------  -----------  ----------  -----------  -----------  ----------
NET INVESTMENT INCOME (LOSS)       (1,180)      14,151       (30,609)     (41,009)    165,865
------------------------------
Net Realized Gain (Loss) on
   Investments:
  -  Net realized gain (loss)
   on investments                   3,954      (30,109)     (338,032)    (916,516)     13,996
------------------------------
  -  Dividends from net
   realized gain on
   investments                         --           --            --           --         291
------------------------------  -----------  ----------  -----------  -----------  ----------
NET REALIZED GAIN (LOSS) ON
   INVESTMENTS                      3,954      (30,109)     (338,032)    (916,516)     14,287
------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION OR
   DEPRECIATION ON INVESTMENTS     64,171     (371,301)     (747,398)  (1,341,292)    156,716
------------------------------  -----------  ----------  -----------  -----------  ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                   $  66,945    $(387,259)  $(1,116,039) $(2,298,817) $  336,868
------------------------------  ===========  ==========  ===========  ===========  ==========

See accompanying notes.


                                LN            LN           LN            LN                                        LN
                                CAPITAL       EQUITY-      GLOBAL ASSET  GROWTH AND    LN             LN           MONEY
                                APPRECIATION  INCOME       ALLOCATION    INCOME        INTERNATIONAL  MANAGED      MARKET
                                SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
NET INVESTMENT INCOME (LOSS):
  -  Dividends from investment
   income                       $        --   $   111,387  $        --   $    280,972  $    148,926   $   131,075  $  81,071
------------------------------
  -  Mortality and expense
   guarantees                      (183,557)     (100,888)     (27,050)      (188,303)      (50,479)      (24,794)    (9,422)
------------------------------  -----------   -----------  ------------  ------------  -------------  -----------  ----------
NET INVESTMENT INCOME (LOSS)       (183,557)       10,499      (27,050)        92,669        98,447       106,281     71,649
------------------------------
Net Realized Gain (Loss) on
   Investments:
  -  Net realized gain (loss)
   on investments                 2,208,330       265,687       48,824        670,879       (43,111)       33,829         --
------------------------------
  -  Dividends from net
   realized gain on
   investments                    1,175,280     4,160,606      283,373      1,842,598       183,735       210,717         --
------------------------------  -----------   -----------  ------------  ------------  -------------  -----------  ----------
NET REALIZED GAIN (LOSS) ON
   INVESTMENTS                    3,383,610     4,426,293      332,197      2,513,477       140,624       244,546         --
------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION OR
   DEPRECIATION ON INVESTMENTS   (7,547,646)   (3,064,129)    (556,294)    (5,494,743)     (297,578)     (427,678)        --
------------------------------  -----------   -----------  ------------  ------------  -------------  -----------  ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                   $(4,347,593)  $ 1,372,663  $  (251,147)  $ (2,888,597) $    (58,507)  $   (76,851) $  71,649
------------------------------  ===========   ===========  ============  ============  =============  ===========  ==========
YEAR ENDED DECEMBER 31, 2001
NET INVESTMENT INCOME (LOSS):
  -  Dividends from investment
   income                       $        --   $   162,179  $    13,451   $    210,953  $    147,541   $   114,221  $  53,421
------------------------------
  -  Mortality and expense
   guarantees                      (125,147)      (99,434)     (23,305)      (151,112)      (47,647)      (23,948)    (9,406)
------------------------------  -----------   -----------  ------------  ------------  -------------  -----------  ----------
NET INVESTMENT INCOME (LOSS)       (125,147)       62,745       (9,854)        59,841        99,894        90,273     44,015
------------------------------
Net Realized Gain (Loss) on
   Investments:
  -  Net realized gain (loss)
   on investments                   (31,619)     (112,201)     (38,258)      (433,789)      (87,520)      (43,385)        --
------------------------------
  -  Dividends from net
   realized gain on
   investments                    1,664,636       638,651      269,893      6,652,358       604,846       524,052         --
------------------------------  -----------   -----------  ------------  ------------  -------------  -----------  ----------
NET REALIZED GAIN (LOSS) ON
   INVESTMENTS                    1,633,017       526,450      231,635      6,218,569       517,326       480,667         --
------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION OR
   DEPRECIATION ON INVESTMENTS   (7,357,648)   (1,861,793)    (535,440)    (9,240,424)   (1,425,068)     (652,927)        --
------------------------------  -----------   -----------  ------------  ------------  -------------  -----------  ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                   $(5,849,778)  $(1,272,598) $  (313,659)  $ (2,962,014) $   (807,848)  $   (81,987) $  44,015
------------------------------  ===========   ===========  ============  ============  =============  ===========  ==========
YEAR ENDED DECEMBER 31, 2002
NET INVESTMENT INCOME (LOSS):
  -  Dividends from investment
   income                       $        --   $   131,940  $    44,966   $    188,984  $     86,708   $   111,278     25,917
------------------------------
  -  Mortality and expense
   guarantees                       (88,929)      (86,385)     (19,996)      (122,420)      (42,836)      (23,326)   (12,939)
------------------------------  -----------   -----------  ------------  ------------  -------------  -----------  ----------
NET INVESTMENT INCOME (LOSS)        (88,929)       45,555       24,970         66,564        43,872        87,952     12,978
------------------------------
Net Realized Gain (Loss) on
   Investments:
  -  Net realized gain (loss)
   on investments                  (704,310)     (303,723)    (142,144)    (1,011,494)     (215,380)      (68,077)        --
------------------------------
  -  Dividends from net
   realized gain on
   investments                           --       141,997           --             --            --            --         --
------------------------------  -----------   -----------  ------------  ------------  -------------  -----------  ----------
NET REALIZED GAIN (LOSS) ON
   INVESTMENTS                     (704,310)     (161,726)    (142,144)    (1,011,494)     (215,380)      (68,077)        --
------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION OR
   DEPRECIATION ON INVESTMENTS   (3,470,727)   (2,174,126)    (282,761)    (3,774,386)     (576,600)     (445,432)        --
------------------------------  -----------   -----------  ------------  ------------  -------------  -----------  ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                   $(4,263,966)  $(2,290,297) $  (399,935)  $ (4,719,316) $   (748,108)  $  (425,557) $  12,978
------------------------------  ===========   ===========  ============  ============  =============  ===========  ==========


                                LN           LN
                                SOCIAL       SPECIAL
                                AWARENESS    OPPORTUNITIES
                                SUBACCOUNT   SUBACCOUNT
------------------------------
YEAR ENDED DECEMBER 31, 2000
NET INVESTMENT INCOME (LOSS):
  -  Dividends from investment
   income                       $   132,684  $     151,774
------------------------------
  -  Mortality and expense
   guarantees                      (133,788)       (50,278)
------------------------------  -----------  -------------
NET INVESTMENT INCOME (LOSS)         (1,104)       101,496
------------------------------
Net Realized Gain (Loss) on
   Investments:
  -  Net realized gain (loss)
   on investments                   571,031       (278,537)
------------------------------
  -  Dividends from net
   realized gain on
   investments                    1,575,849      1,442,576
------------------------------  -----------  -------------
NET REALIZED GAIN (LOSS) ON
   INVESTMENTS                    2,146,880      1,164,039
------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION OR
   DEPRECIATION ON INVESTMENTS   (3,959,223)      (235,190)
------------------------------  -----------  -------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                   $(1,813,447) $   1,030,345
------------------------------  ===========  =============
YEAR ENDED DECEMBER 31, 2001
NET INVESTMENT INCOME (LOSS):
  -  Dividends from investment
   income                       $   104,005  $     117,301
------------------------------
  -  Mortality and expense
   guarantees                      (109,107)       (55,431)
------------------------------  -----------  -------------
NET INVESTMENT INCOME (LOSS)         (5,102)        61,870
------------------------------
Net Realized Gain (Loss) on
   Investments:
  -  Net realized gain (loss)
   on investments                  (236,020)       (85,371)
------------------------------
  -  Dividends from net
   realized gain on
   investments                    4,062,992             --
------------------------------  -----------  -------------
NET REALIZED GAIN (LOSS) ON
   INVESTMENTS                    3,826,972        (85,371)
------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION OR
   DEPRECIATION ON INVESTMENTS   (5,615,895)       135,928
------------------------------  -----------  -------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                   $(1,794,025) $     112,427
------------------------------  ===========  =============
YEAR ENDED DECEMBER 31, 2002
NET INVESTMENT INCOME (LOSS):
  -  Dividends from investment
   income                       $   120,067  $     118,314
------------------------------
  -  Mortality and expense
   guarantees                       (88,841)       (55,817)
------------------------------  -----------  -------------
NET INVESTMENT INCOME (LOSS)         31,226         62,497
------------------------------
Net Realized Gain (Loss) on
   Investments:
  -  Net realized gain (loss)
   on investments                  (828,416)      (130,401)
------------------------------
  -  Dividends from net
   realized gain on
   investments                           --         39,997
------------------------------  -----------  -------------
NET REALIZED GAIN (LOSS) ON
   INVESTMENTS                     (828,416)       (90,404)
------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION OR
   DEPRECIATION ON INVESTMENTS   (2,661,816)    (1,064,861)
------------------------------  -----------  -------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                   $(3,459,006) $  (1,092,768)
------------------------------  ===========  =============

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000, 2001 AND 2002

                                        DELAWARE      DELAWARE
                                        VIP           VIP          DELAWARE    LN
                                        GLOBAL        LARGE CAP    VIP         AGGRESSIVE   LN
                                        BOND          VALUE        TREND       GROWTH       BOND
                                        SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2000           $    144,019  $ 1,464,641  $3,574,387  $10,699,464  $ 2,115,064
Changes From Operations:
  -  Net investment income (loss)                137       13,595     (45,104)     (85,743)     113,448
  -  Net realized gain (loss) on
   investments                                (5,953)      46,413     524,562    1,194,089      (24,378)
  -  Net change in unrealized
   appreciation or depreciation
     on investments                            5,146       60,679  (1,321,932)  (1,679,661)     106,798
--------------------------------------  ------------  -----------  ----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (670)     120,687    (842,474)    (571,315)     195,868
--------------------------------------
NET INCREASE (DECREASE) FROM UNIT
   TRANSACTIONS:
  -  Contract purchases                       32,995      414,702   5,606,984    5,235,805      541,216
  -  Contract redemptions                    (78,941)    (648,247) (1,708,259)  (3,374,698)    (713,599)
--------------------------------------  ------------  -----------  ----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS          (45,946)    (233,545)  3,898,725    1,861,107     (172,383)
--------------------------------------  ------------  -----------  ----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                    (46,616)    (112,858)  3,056,251    1,289,792       23,485
--------------------------------------  ------------  -----------  ----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2000               97,403    1,351,783   6,630,638   11,989,256    2,138,549
Changes From Operations:
  -  Net investment income (loss)              1,445       (7,763)    (36,255)     (58,849)     131,513
  -  Net realized gain (loss) on
   investments                                  (399)     (13,109)   (204,636)   1,736,487        3,092
  -  Net change in unrealized
   appreciation or depreciation
     on investments                           (1,804)     (50,001)   (829,768)  (5,715,820)      76,114
--------------------------------------  ------------  -----------  ----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (758)     (70,873) (1,070,659)  (4,038,182)     210,719
--------------------------------------
Net Increase (Decrease) From Unit
   Transactions:
  -  Contract purchases                       30,046      857,259   1,555,563    2,166,036    1,628,501
  -  Contract redemptions                    (18,344)    (377,177) (1,858,114)  (2,448,037)    (731,915)
--------------------------------------  ------------  -----------  ----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS           11,702      480,082    (302,551)    (282,001)     896,586
--------------------------------------  ------------  -----------  ----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                     10,944      409,209  (1,373,210)  (4,320,183)   1,107,305
--------------------------------------  ------------  -----------  ----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2001              108,347    1,760,992   5,257,428    7,669,073    3,245,854
Changes From Operations:
  -  Net investment income (loss):            (1,180)      14,151     (30,609)     (41,009)     165,865
  -  Net realized gain (loss) on
   investments                                 3,954      (30,109)   (338,032)    (916,516)      14,287
  -  Net change in unrealized
   appreciation or depreciation
     on investments                           64,171     (371,301)   (747,398)  (1,341,292)     156,716
--------------------------------------  ------------  -----------  ----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  66,945     (387,259) (1,116,039)  (2,298,817)     336,868
--------------------------------------
Net Increase (Decrease) From Unit
   Transactions:
  -  Contract purchases                      592,403      617,482   1,230,752    1,605,953    1,459,603
  -  Contract redemptions                   (130,460)    (462,915) (1,617,049)  (2,115,494)    (893,678)
--------------------------------------  ------------  -----------  ----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS          461,943      154,567    (386,297)    (509,541)     565,925
--------------------------------------  ------------  -----------  ----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                    528,888     (232,692) (1,502,336)  (2,808,358)     902,793
--------------------------------------  ------------  -----------  ----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2002         $    637,235  $ 1,528,300  $3,755,092  $ 4,860,715  $ 4,148,647
--------------------------------------  ============  ===========  ==========  ===========  ===========

See accompanying notes.


                                        LN            LN          LN            LN                                     LN
                                        CAPITAL       EQUITY-     GLOBAL ASSET  GROWTH AND  LN             LN          MONEY
                                        APPRECIATION  INCOME      ALLOCATION    INCOME      INTERNATIONAL  MANAGED     MARKET
                                        SUBACCOUNT    SUBACCOUNT  SUBACCOUNT    SUBACCOUNT  SUBACCOUNT     SUBACCOUNT  SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2000           $27,944,498   $16,004,418  $4,249,969   $29,183,392  $7,796,995    $3,871,088  $2,017,523
Changes From Operations:
  -  Net investment income (loss)          (183,557)      10,499      (27,050)      92,669       98,447       106,281     71,649
  -  Net realized gain (loss) on
   investments                            3,383,610    4,426,293      332,197    2,513,477      140,624       244,546         --
  -  Net change in unrealized
   appreciation or depreciation
     on investments                      (7,547,646)  (3,064,129)    (556,294)  (5,494,743)    (297,578)     (427,678)        --
--------------------------------------  -----------   ----------   ----------   ----------   ----------    ----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             (4,347,593)   1,372,663     (251,147)  (2,888,597)     (58,507)      (76,851)    71,649
--------------------------------------
NET INCREASE (DECREASE) FROM UNIT
   TRANSACTIONS:
  -  Contract purchases                   7,639,602    3,106,762      958,198    5,837,272    1,697,346       881,685  1,125,669
  -  Contract redemptions                (8,912,733)  (4,886,161)  (1,251,153)  (7,280,085)  (1,907,119)   (1,149,631) (1,974,631)
--------------------------------------  -----------   ----------   ----------   ----------   ----------    ----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS      (1,273,131)  (1,779,399)    (292,955)  (1,442,813)    (209,773)     (267,946)  (848,962)
--------------------------------------  -----------   ----------   ----------   ----------   ----------    ----------  ---------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                (5,620,724)    (406,736)    (544,102)  (4,331,410)    (268,280)     (344,797)  (777,313)
--------------------------------------  -----------   ----------   ----------   ----------   ----------    ----------  ---------
NET ASSETS AT DECEMBER 31, 2000          22,323,774   15,597,682    3,705,867   24,851,982    7,528,715     3,526,291  1,240,210
Changes From Operations:
  -  Net investment income (loss)          (125,147)      62,745       (9,854)      59,841       99,894        90,273     44,015
  -  Net realized gain (loss) on
   investments                            1,633,017      526,450      231,635    6,218,569      517,326       480,667         --
  -  Net change in unrealized
   appreciation or depreciation
     on investments                      (7,357,648)  (1,861,793)    (535,440)  (9,240,424)  (1,425,068)     (652,927)        --
--------------------------------------  -----------   ----------   ----------   ----------   ----------    ----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             (5,849,778)  (1,272,598)    (313,659)  (2,962,014)    (807,848)      (81,987)    44,015
--------------------------------------
Net Increase (Decrease) From Unit
   Transactions:
  -  Contract purchases                   3,855,499    3,203,729      681,363    4,410,116    1,368,179       839,309    994,870
  -  Contract redemptions                (4,483,448)  (3,309,588)    (705,504)  (5,074,211)  (1,424,555)     (696,347)  (790,963)
--------------------------------------  -----------   ----------   ----------   ----------   ----------    ----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS        (627,949)    (105,859)     (24,141)    (664,095)     (56,376)      142,962    203,907
--------------------------------------  -----------   ----------   ----------   ----------   ----------    ----------  ---------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                (6,477,727)  (1,378,457)    (337,800)  (3,626,109)    (864,224)       60,975    247,922
--------------------------------------  -----------   ----------   ----------   ----------   ----------    ----------  ---------
NET ASSETS AT DECEMBER 31, 2001          15,846,047   14,219,225    3,368,067   21,225,873    6,664,491     3,587,266  1,488,132
Changes From Operations:
  -  Net investment income (loss):          (88,929)      45,555       24,970       66,564       43,872        87,952     12,978
  -  Net realized gain (loss) on
   investments                             (704,310)    (161,726)    (142,144)  (1,011,494)    (215,380)      (68,077)        --
  -  Net change in unrealized
   appreciation or depreciation
     on investments                      (3,470,727)  (2,174,126)    (282,761)  (3,774,386)    (576,600)     (445,432)        --
--------------------------------------  -----------   ----------   ----------   ----------   ----------    ----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             (4,263,966)  (2,290,297)    (399,935)  (4,719,316)    (748,108)     (425,557)    12,978
--------------------------------------
Net Increase (Decrease) From Unit
   Transactions:
  -  Contract purchases                   3,215,590    2,680,236      659,305    3,645,833    1,348,913       834,034  2,302,625
  -  Contract redemptions                (4,181,706)  (3,249,595)  (1,030,801)  (4,580,326)  (1,692,043)     (678,241) (1,733,119)
--------------------------------------  -----------   ----------   ----------   ----------   ----------    ----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS        (966,116)    (569,359)    (371,496)    (934,493)    (343,130)      155,793    569,506
--------------------------------------  -----------   ----------   ----------   ----------   ----------    ----------  ---------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                (5,230,082)  (2,859,656)    (771,431)  (5,653,809)  (1,091,238)     (269,764)   582,484
--------------------------------------  -----------   ----------   ----------   ----------   ----------    ----------  ---------
NET ASSETS AT DECEMBER 31, 2002         $10,615,965   $11,359,569  $2,596,636   $15,572,064  $5,573,253    $3,317,502  $2,070,616
--------------------------------------  ===========   ==========   ==========   ==========   ==========    ==========  =========


                                        LN          LN
                                        SOCIAL      SPECIAL
                                        AWARENESS   OPPORTUNITIES
                                        SUBACCOUNT  SUBACCOUNT
--------------------------------------
NET ASSETS AT JANUARY 1, 2000           $20,774,829 $   8,522,684
Changes From Operations:
  -  Net investment income (loss)           (1,104)       101,496
  -  Net realized gain (loss) on
   investments                           2,146,880      1,164,039
  -  Net change in unrealized
   appreciation or depreciation
     on investments                     (3,959,223)      (235,190)
--------------------------------------  ----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS            (1,813,447)     1,030,345
--------------------------------------
NET INCREASE (DECREASE) FROM UNIT
   TRANSACTIONS:
  -  Contract purchases                  4,502,509      1,688,899
  -  Contract redemptions               (5,831,906)    (3,195,301)
--------------------------------------  ----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS     (1,329,397)    (1,506,402)
--------------------------------------  ----------  -------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                               (3,142,844)      (476,057)
--------------------------------------  ----------  -------------
NET ASSETS AT DECEMBER 31, 2000         17,631,985      8,046,627
Changes From Operations:
  -  Net investment income (loss)           (5,102)        61,870
  -  Net realized gain (loss) on
   investments                           3,826,972        (85,371)
  -  Net change in unrealized
   appreciation or depreciation
     on investments                     (5,615,895)       135,928
--------------------------------------  ----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS            (1,794,025)       112,427
--------------------------------------
Net Increase (Decrease) From Unit
   Transactions:
  -  Contract purchases                  3,670,479      2,019,288
  -  Contract redemptions               (4,098,858)    (1,802,833)
--------------------------------------  ----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS       (428,379)       216,455
--------------------------------------  ----------  -------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                               (2,222,404)       328,882
--------------------------------------  ----------  -------------
NET ASSETS AT DECEMBER 31, 2001         15,409,581      8,375,509
Changes From Operations:
  -  Net investment income (loss):          31,226         62,497
  -  Net realized gain (loss) on
   investments                            (828,416)       (90,404)
  -  Net change in unrealized
   appreciation or depreciation
     on investments                     (2,661,816)    (1,064,861)
--------------------------------------  ----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS            (3,459,006)    (1,092,768)
--------------------------------------
Net Increase (Decrease) From Unit
   Transactions:
  -  Contract purchases                  2,772,415      2,334,287
  -  Contract redemptions               (3,711,137)    (2,267,190)
--------------------------------------  ----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS       (938,722)        67,097
--------------------------------------  ----------  -------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                               (4,397,728)    (1,025,671)
--------------------------------------  ----------  -------------
NET ASSETS AT DECEMBER 31, 2002         $11,011,853 $   7,349,838
--------------------------------------  ==========  =============

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

1.  ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION
    THE VARIABLE ACCOUNT:
    Lincoln Life Flexible Premium Variable Life Account K (Variable Account) was established as a segregated investment account of The Lincoln National Life Insurance Company (Lincoln Life) on March 9, 1994. The Variable Account was registered with the Securities and Exchange Commission on May 2, 1994, under the Investment Company Act of 1940, as amended, as a unit investment trust, and commenced investment activity on May 17, 1994.

    The assets of the Variable Account are owned by Lincoln Life. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of Lincoln Life.

    BASIS OF PRESENTATION:
    The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

    INVESTMENTS:
    The assets of the Variable Account are divided into variable subaccounts each of which is invested in shares of one of fourteen mutual funds (the Funds) of two diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

      Delaware VIP Trust (Delaware VIP)*:       Lincoln National Funds (LN)*:
        Delaware VIP Global Bond Series           LN Aggressive Growth Fund, Inc.
        Delaware VIP Large Cap Value Series       LN Bond Fund, Inc.
        Delaware VIP Trend Series                 LN Capital Appreciation Fund, Inc.
                                                  LN Equity-Income Fund, Inc.
                                                  LN Global Asset Allocation Fund, Inc.
                                                  LN Growth and Income Fund, Inc.
                                                  LN International Fund, Inc.
                                                  LN Managed Fund, Inc.
                                                  LN Money Market Fund, Inc.
                                                  LN Social Awareness Fund, Inc.
                                                  LN Special Opportunities Fund, Inc.

    * Denotes an affiliate of The Lincoln National Life
    Insurance Company.

    Investments in the Funds are stated at the closing net asset value per share on December 31, 2002, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

    Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average-cost method.

    DIVIDENDS:
    Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date.
    Dividend income is recorded on the ex-dividend date.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION (CONTINUED) FEDERAL INCOME TAXES:
    Operations of the Variable Account form a part of and are taxed with operations of Lincoln Life, which is taxed as a "life insurance company" under the Internal Revenue Code.
    The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal
    Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

2. MORTALITY AND EXPENSE RISK CHARGE AND OTHER TRANSACTIONS WITH AFFILIATES PERCENT OF PREMIUM CHARGE:
    Prior to allocation of net premiums to the Variable
    Account, premiums paid are reduced by a percent of premium charge equal to 3.95% of each premium payment to cover state taxes and federal income tax liabilities. Amounts retained during 2002, 2001 and 2000 by Lincoln Life for such charges were $72,718, $231,655 and $488,866, respectively.

    VARIABLE ACCOUNT CHARGES:
    Amounts are charged daily to the Variable Account by Lincoln Life for a mortality and expense risk charge at a current annual rate of .68% of the average daily net asset value of the Variable Account. These charges are made in return for Lincoln Life's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

    OTHER CHARGES:
    Other charges which are paid to Lincoln Life by redeeming Variable Account units are for monthly administrative charges, the cost of insurance, transfer and withdrawal charges, and contingent surrender charges. These other charges for 2002, 2001 and 2000 amounted to $10,557,828,
    $10,322,919 and $10,651,790, respectively.

    The monthly administrative charge amounts to $7.50 for each policy in force and is intended to compensate Lincoln Life for continuing administration of the policies, premium billing, overhead expenses, and other miscellaneous expenses.

    Lincoln Life assumes the responsibility for providing the insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and the current death benefit. The cost of insurance can vary from month to month since the determination of both the insurance rate and the current death benefit depends upon a number of variables as described in the Variable Account's prospectus.

    A transfer charge of $10 is incurred each time a policyowner transfers funds from one account to another; however, the transfer charge is currently being waived for all transfers. A withdrawal charge is incurred which is equal to the greater of $10 or 3% of the amount withdrawn for each withdrawal from the policy value by the policyowner.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

2. MORTALITY AND EXPENSE RISK CHARGE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
    Surrender charges are deducted if the policy is surrendered during the first sixteen policy years. Surrender charges in the first five years are approximately 132% of the required base minimum annual premium. Surrender charges in years six through sixteen decrease by policy year to 0% in the seventeenth year. Surrender charges are assessed separately on the initial specified policy amount and subsequent increases to the specified policy amount. The amount of the surrender charge assessed on increases to the specified policy amount would be equal to the surrender charge that would apply to a new policy.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

3.  CONDENSED FINANCIAL INFORMATION
    A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the year ended December 31, 2002 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                         UNIT VALUE     UNIT VALUE                                                  INVESTMENT
                                         BEGINNING      END            UNITS                         TOTAL          INCOME
SUBACCOUNT                               OF PERIOD      OF PERIOD      OUTSTANDING    NET ASSETS     RETURN(1)      RATIO(2)
---------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP GLOBAL BOND                                                                                                    0.26%
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)     $     1.13     $     1.41          452,540   $     637,235         24.24%
DELAWARE VIP LARGE CAP VALUE                                                                                                1.49%
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           1.65           1.34        1,144,267       1,528,300        -19.23%
DELAWARE VIP TREND                                                                                                            --
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           1.82           1.45        2,596,207       3,755,092        -20.48%
LN AGGRESSIVE GROWTH                                                                                                          --
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           1.65           1.14        4,260,185       4,860,715        -30.69%
LN BOND                                                                                                                     5.22%
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           1.63           1.79        2,319,699       4,148,647          9.41%
LN CAPITAL APPRECIATION                                                                                                       --
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           2.33           1.69        6,268,037      10,615,965        -27.46%
LN EQUITY-INCOME                                                                                                            1.04%
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           2.56           2.14        5,295,908      11,359,569        -16.24%
LN GLOBAL ASSET ALLOCATION                                                                                                  1.53%
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           1.82           1.59        1,631,640       2,596,636        -12.58%
LN GROWTH AND INCOME                                                                                                        1.05%
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           2.44           1.89        8,252,284      15,572,064        -22.58%
LN INTERNATIONAL                                                                                                            1.38%
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           1.48           1.31        4,251,652       5,573,253        -11.38%
LN MANAGED                                                                                                                  3.25%
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           2.02           1.79        1,857,750       3,317,502        -11.66%
LN MONEY MARKET                                                                                                             1.36%
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           1.39           1.40        1,482,406       2,070,616          0.72%
LN SOCIAL AWARENESS                                                                                                         0.92%
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           2.84           2.20        5,012,312      11,011,853        -22.65%
LN SPECIAL OPPORTUNITIES                                                                                                    1.44%
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           2.37           2.08        3,531,256       7,349,838        -12.32%

(1) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

3.  CONDENSED FINANCIAL INFORMATION (CONTINUED)
    A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the year ended December 31, 2001 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                         UNIT VALUE     UNIT VALUE                                                  INVESTMENT
                                         BEGINNING      END            UNITS                         TOTAL          INCOME
SUBACCOUNT                               OF PERIOD      OF PERIOD      OUTSTANDING    NET ASSETS     RETURN(1)      RATIO(2)
---------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP GLOBAL BOND                                                                                                    2.08%
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)     $     1.15     $     1.13           95,599   $     108,347         -1.15%
DELAWARE VIP LARGE CAP VALUE                                                                                                0.18%
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           1.73           1.65        1,064,965       1,760,992         -4.54%
DELAWARE VIP TREND                                                                                                            --
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           2.16           1.82        2,890,466       5,257,428        -15.91%
LN AGGRESSIVE GROWTH                                                                                                          --
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           2.48           1.65        4,658,405       7,669,073        -33.74%
LN BOND                                                                                                                     5.48%
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           1.51           1.63        1,985,694       3,245,854          8.41%
LN CAPITAL APPRECIATION                                                                                                       --
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           3.17           2.33        6,787,108      15,846,047        -26.39%
LN EQUITY-INCOME                                                                                                            1.11%
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           2.78           2.56        5,552,612      14,219,225         -7.97%
LN GLOBAL ASSET ALLOCATION                                                                                                  0.39%
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           1.99           1.82        1,850,066       3,368,067         -8.40%
LN GROWTH AND INCOME                                                                                                        0.95%
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           2.76           2.44        8,708,907      21,225,873        -11.83%
LN INTERNATIONAL                                                                                                            2.11%
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           1.65           1.48        4,505,712       6,664,491        -10.58%
LN MANAGED                                                                                                                  3.24%
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           2.07           2.02        1,774,667       3,587,266         -2.28%
LN MONEY MARKET                                                                                                             3.86%
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           1.34           1.39        1,073,073       1,488,132          3.31%
LN SOCIAL AWARENESS                                                                                                         0.65%
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           3.16           2.84        5,425,540      15,409,581        -10.14%
LN SPECIAL OPPORTUNITIES                                                                                                    0.73%
    Multi-Fund-Registered Trademark-
      Variable Life (0.68% Fee Rate)           2.34           2.37        3,528,382       8,375,509          1.44%

(1) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

4.  PURCHASES AND SALES OF INVESTMENTS

    The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2002.

                                         AGGREGATE    AGGREGATE
                                         COST OF      PROCEEDS
                                         PURCHASES    FROM SALES
-----------------------------------------------------------------
Delaware VIP Global Bond Series          $   555,561  $    97,692
---------------------------------------
Delaware VIP Large Cap Value Series          431,553      173,426
---------------------------------------
Delaware VIP Trend Series                    496,313      822,517
---------------------------------------
LN Aggressive Growth Fund                    411,063      963,689
---------------------------------------
LN Bond Fund                               1,161,691      422,304
---------------------------------------
LN Capital Appreciation Fund                 689,136    1,725,787
---------------------------------------
LN Equity-Income Fund                        917,148    1,285,648
---------------------------------------
LN Global Asset Allocation Fund              260,360      608,129
---------------------------------------
LN Growth and Income Fund                  1,024,741    1,889,731
---------------------------------------
LN International Fund                        433,834      733,009
---------------------------------------
LN Managed Fund                              484,414      234,823
---------------------------------------
LN Money Market Fund                       2,023,278    1,436,604
---------------------------------------
LN Social Awareness Fund                     713,607    1,615,142
---------------------------------------
LN Special Opportunities Fund              1,160,876      928,479
---------------------------------------

5.  INVESTMENTS

    The following is a summary of investments owned at December 31, 2002.

                                                      NET
                                         SHARES       ASSET    VALUE OF      COST OF
                                         OUTSTANDING  VALUE    SHARES        SHARES
-----------------------------------------------------------------------------------------
Delaware VIP Global Bond Series             53,895    $ 11.77  $    634,347  $    575,578
---------------------------------------
Delaware VIP Large Cap Value Series        124,224      13.00     1,614,906     2,061,201
---------------------------------------
Delaware VIP Trend Series                  190,323      20.20     3,844,515     5,468,671
---------------------------------------
LN Aggressive Growth Fund                  743,273       6.54     4,860,261    10,514,374
---------------------------------------
LN Bond Fund                               319,095      12.99     4,144,726     3,959,788
---------------------------------------
LN Capital Appreciation Fund               838,916      12.68    10,635,782    16,837,966
---------------------------------------
LN Equity-Income Fund                      898,473      12.65    11,368,380    14,962,435
---------------------------------------
LN Global Asset Allocation Fund            238,245      10.89     2,594,493     3,418,455
---------------------------------------
LN Growth and Income Fund                  726,131      21.44    15,566,798    26,300,944
---------------------------------------
LN International Fund                      568,774       9.80     5,572,275     7,702,772
---------------------------------------
LN Managed Fund                            279,161      11.88     3,316,714     4,552,192
---------------------------------------
LN Money Market Fund                       206,999      10.00     2,069,989     2,069,989
---------------------------------------
LN Social Awareness Fund                   554,405      19.88    11,018,805    17,888,909
---------------------------------------
LN Special Opportunities Fund              329,653      22.47     7,407,627     9,123,399
---------------------------------------

6.  CHANGES IN UNITS OUTSTANDING

   The change in units outstanding for the year ended December 31, 2002 is as follows:

                                         UNITS      UNITS       NET INCREASE
                                         ISSUED     REDEEMED    (DECREASE)
----------------------------------------------------------------------------
Delaware VIP Global Bond Series            457,318    (100,376)      356,942
---------------------------------------
Delaware VIP Large Cap Value Series        396,682    (317,379)       79,303
---------------------------------------
Delaware VIP Trend Series                  772,844  (1,067,104)     (294,260)
---------------------------------------
LN Aggressive Growth Fund                1,205,946  (1,604,166)     (398,220)
---------------------------------------
LN Bond Fund                               860,125    (526,120)      334,005
---------------------------------------
LN Capital Appreciation Fund             1,620,766  (2,139,837)     (519,071)
---------------------------------------
LN Equity-Income Fund                    1,158,077  (1,414,780)     (256,703)
---------------------------------------
LN Global Asset Allocation Fund            387,483    (605,909)     (218,426)
---------------------------------------
LN Growth and Income Fund                1,728,188  (2,184,810)     (456,622)
---------------------------------------
LN International Fund                      945,037  (1,199,098)     (254,061)
---------------------------------------
LN Managed Fund                            443,591    (360,508)       83,083
---------------------------------------
LN Money Market Fund                     1,653,181  (1,243,848)      409,333
---------------------------------------
LN Social Awareness Fund                 1,125,528  (1,538,755)     (413,227)
---------------------------------------
LN Special Opportunities Fund            1,011,863  (1,008,989)        2,874
---------------------------------------

7.  NEW INVESTMENT FUNDS AND FUND NAME CHANGES

   During 2002, the Delaware Group Premium Fund (DGPF) family of funds changed its name to Delaware VIP Trust (Delaware VIP).

   Also during 2002, the Delaware VIP Growth and Income Series changed its name to the Delaware VIP Large Cap Value Series.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors of The Lincoln National Life Insurance Company
 and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account K

We have audited the accompanying statement of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account K ("Variable Account") (comprised of the following subaccounts: Delaware VIP Trust ("Delaware VIP") Global Bond, Delaware VIP Large Cap Value, Delaware VIP Trend, Lincoln National ("LN") Aggressive Growth, LN Bond, LN Capital Appreciation, LN Equity-Income, LN Global Asset Allocation, LN Growth and Income, LN International, LN Managed, LN Money Market, LN Social Awareness and LN Special Opportunities,), as of December 31, 2002, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life Flexible Premium Variable Life Account K at December 31, 2002, and the results of their operations and changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Fort Wayne, Indiana
March 3, 2003

                  The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Balance Sheets

                                                                                                December 31
                                                                                              2002        2001
                                                                                          -----------  -----------
                                                                                               (000s omitted)
                                                                                          ------------------------
ASSETS
Investments:
 Securities available-for-sale, at fair value:
   Fixed maturity (cost: 2002 -- $29,746,303; 2001 -- $26,599,804)                        $31,310,917  $26,944,945
------------------------------------------------------------------------------------------
   Equity (cost: 2002 -- $196,697; 2001 -- $260,678)                                          207,741      258,734
------------------------------------------------------------------------------------------
 Mortgage loans on real estate                                                              4,199,683    4,527,257
------------------------------------------------------------------------------------------
 Real estate                                                                                  279,485      267,700
------------------------------------------------------------------------------------------
 Policy loans                                                                               1,937,678    1,931,112
------------------------------------------------------------------------------------------
 Derivative instruments                                                                        64,780       49,251
------------------------------------------------------------------------------------------
 Other investments                                                                            377,746      506,997
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Investments                                                                          38,378,030   34,485,996
------------------------------------------------------------------------------------------
Investment in unconsolidated affiliates                                                            --        8,134
------------------------------------------------------------------------------------------
Cash and invested cash                                                                      1,246,523    2,818,382
------------------------------------------------------------------------------------------
Property and equipment                                                                        170,424      171,990
------------------------------------------------------------------------------------------
Deferred acquisition costs                                                                  2,373,234    2,267,039
------------------------------------------------------------------------------------------
Premiums and fees receivable                                                                  180,561      376,883
------------------------------------------------------------------------------------------
Accrued investment income                                                                     504,944      531,242
------------------------------------------------------------------------------------------
Assets held in separate accounts                                                           31,100,455   39,226,184
------------------------------------------------------------------------------------------
Federal income taxes                                                                          188,107           --
------------------------------------------------------------------------------------------
Amounts recoverable from reinsurers                                                         7,223,004    6,644,857
------------------------------------------------------------------------------------------
Goodwill                                                                                      919,172      899,009
------------------------------------------------------------------------------------------
Other intangible assets                                                                     1,012,773    1,118,487
------------------------------------------------------------------------------------------
Other assets                                                                                  825,686      929,799
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Assets                                                                              $84,122,913  $89,478,002
------------------------------------------------------------------------------------------
                                                                                          ===========  ===========

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Insurance and Investment Contract Liabilities:
 Insurance policy and claim reserves                                                      $21,699,308  $20,318,098
------------------------------------------------------------------------------------------
 Contractholder funds                                                                      21,402,235   19,216,595
------------------------------------------------------------------------------------------
 Liabilities related to separate accounts                                                  31,100,455   39,226,184
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Insurance and Investment Contract Liabilities                                        74,201,998   78,760,877
------------------------------------------------------------------------------------------
Short-term debt                                                                               103,696      261,839
------------------------------------------------------------------------------------------
Surplus notes payable to Lincoln National Corporation                                       1,250,000    1,250,000
------------------------------------------------------------------------------------------
Federal income taxes                                                                               --       80,113
------------------------------------------------------------------------------------------
Other liabilities                                                                           3,301,978    3,565,416
------------------------------------------------------------------------------------------
Deferred gain on indemnity reinsurance                                                        973,101    1,107,251
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Liabilities                                                                          79,830,773   85,025,496
------------------------------------------------------------------------------------------

Shareholder's Equity:
Common stock -- $2.50 par value
Authorized, issued and outstanding shares -- 10 million
  (owned by Lincoln National Corporation)                                                      25,000       25,000
------------------------------------------------------------------------------------------
Retained earnings                                                                           3,583,688    4,232,185
------------------------------------------------------------------------------------------
Accumulated Other Comprehensive Income:
 Foreign currency translation adjustment                                                          375          375
------------------------------------------------------------------------------------------
 Net unrealized gain on securities available-for-sale, net of reclassification adjustment     703,100      171,964
------------------------------------------------------------------------------------------
 Net unrealized gain on derivative instruments                                                 31,829       22,982
------------------------------------------------------------------------------------------
 Minimum pension liability adjustment                                                         (51,852)          --
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Accumulated Other Comprehensive Income                                                  683,452      195,321
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Shareholder's Equity                                                                  4,292,140    4,452,506
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Liabilities and Shareholder's Equity                                                $84,122,913  $89,478,002
------------------------------------------------------------------------------------------
                                                                                          ===========  ===========

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Income

                                                                                  Year Ended December 31
                                                                            ----------------------------------
                                                                               2002        2001        2000
                                                                            ----------  ----------  ----------
                                                                                      (000s omitted)
                                                                            ----------------------------------
Revenue:
Insurance premiums                                                          $  250,766  $1,604,161  $1,566,841
----------------------------------------------------------------------------
Insurance fees                                                               1,296,716   1,373,438   1,448,460
----------------------------------------------------------------------------
Net investment income                                                        2,509,489   2,554,180   2,586,762
----------------------------------------------------------------------------
Equity in earnings (losses) of unconsolidated affiliates                          (647)      5,672        (379)
----------------------------------------------------------------------------
Net realized loss on investments and derivative instruments (net of amounts
  restored/(amortized) against balance sheet accounts, Note 5)                (262,805)   (121,525)    (24,331)
----------------------------------------------------------------------------
Realized gain (loss) on sale of subsidiaries                                   (10,646)      4,963          --
----------------------------------------------------------------------------
Amortization of deferred gain on indemnity reinsurance                          73,115      19,267          --
----------------------------------------------------------------------------
Other revenue and fees                                                         244,938     255,203     210,645
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Total Revenue                                                                4,100,926   5,695,359   5,787,998
----------------------------------------------------------------------------

Benefits and Expenses:
Benefits                                                                     2,714,308   3,234,013   3,238,596
----------------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses (Note 5)             1,349,800   1,712,814   1,587,504
----------------------------------------------------------------------------
Interest and debt expense                                                       79,342      80,621      80,179
----------------------------------------------------------------------------
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Total Benefits and Expenses                                                  4,143,450   5,027,448   4,906,279
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
(Loss) Income Before Federal Income Taxes and Cumulative Effect of
  Accounting Changes                                                           (42,524)    667,911     881,719
----------------------------------------------------------------------------
Federal income taxes (benefit)                                                 (91,540)    156,263     232,818
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Income before Cumulative Effect of Accounting Changes                           49,016     511,648     648,901
----------------------------------------------------------------------------
Cumulative Effect of Accounting Changes (net of Federal Income Tax Benefit)         --     (15,566)         --
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Net Income                                                                  $   49,016  $  496,082  $  648,901
--------------------------------------------------------------------------- ==========  ==========  ==========


See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Shareholder's Equity

                                                          Year Ended December 31
                                                       2002        2001        2000
                                                    ----------  ----------  ----------
                                                              (000s omitted)
                                                    ----------------------------------
Common Stock:
Balance at beginning and end-of-year                $   25,000  $   25,000  $   25,000
----------------------------------------------------

Retained Earnings:
Balance at beginning-of-year                         4,232,185   4,226,839   3,931,861
----------------------------------------------------
Comprehensive income                                   537,147     744,419   1,096,435
----------------------------------------------------
Less other comprehensive income (loss)(net of
  income tax):
  Foreign Currency translation adjustment                   --         375          --
  -----------------------------------------------
  Net unrealized gain on securities                    531,136     224,980     447,534
   available-for-sale (net of reclassification
   adjustment)
  -----------------------------------------------
  Net unrealized gain on derivative instruments          8,847      22,982          --
  -----------------------------------------------
  Minimum pension liability adjustment                 (51,852)         --          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Net Income                                              49,016     496,082     648,901
----------------------------------------------------
Non-qualified stock options                              3,158       4,023       2,280
----------------------------------------------------
Additional investment by Lincoln National                9,329         241      63,797
  Corporation
----------------------------------------------------
Dividends declared on common stock                    (710,000)   (495,000)   (420,000)
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                               3,583,688   4,232,185   4,226,839
----------------------------------------------------

Foreign Currency Translation Adjustment:
Balance at beginning-of-year                               375          --          --
----------------------------------------------------
Change during the year                                      --         375          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                     375         375          --
                                                    ----------  ----------  ----------
----------------------------------------------------

Net Unrealized Gain (Loss) on Securities
  Available-for-sale:
Balance at beginning-of-year                           171,964     (53,016)   (500,550)
----------------------------------------------------
Change during the year                                 531,136     224,980     447,534
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                 703,100     171,964     (53,016)
                                                    ----------  ----------  ----------
----------------------------------------------------

Net Unrealized Gain on Derivative Instruments:
Balance at beginning-of-year                            22,982          --          --
----------------------------------------------------
Cumulative effect of accounting change                      --      17,586          --
----------------------------------------------------
Change during the year                                   8,847       5,396          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                  31,829      22,982          --
                                                    ----------  ----------  ----------
----------------------------------------------------

Minimum Pension Liability Adjustment:
Balance at beginning-of-year                                --          --          --
----------------------------------------------------
Change during the year                                 (51,852)         --          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                 (51,852)         --          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Total Shareholder's Equity at End-of-Year           $4,292,140  $4,452,506  $4,198,823
                                                    ==========  ==========  ==========
----------------------------------------------------

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Cash Flows

                                                                               Year Ended December 31
                                                                          2002          2001          2000
                                                                      ------------  ------------  -----------
                                                                                   (000s omitted)
                                                                      ---------------------------------------
Cash Flows from Operating Activities:
Net income                                                            $     49,016  $    496,082  $   648,901
----------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by (used in)
  operating activities:
----------------------------------------------------------------------
 Deferred acquisition costs                                               (325,704)     (346,362)    (428,073)
----------------------------------------------------------------------
 Premiums and fees receivable                                              196,322        36,069      (46,013)
----------------------------------------------------------------------
 Accrued investment income                                                  26,298       (55,259)     (10,239)
----------------------------------------------------------------------
 Policy liabilities and accruals                                          (929,827)     (735,307)     201,101
----------------------------------------------------------------------
 Contractholder funds                                                      983,768     1,135,927    1,070,602
----------------------------------------------------------------------
 Amounts recoverable from reinsurers                                       894,270       425,629      235,345
----------------------------------------------------------------------
 Federal income taxes                                                     (100,700)      122,011      256,403
----------------------------------------------------------------------
 Federal income taxes paid on proceeds from disposition                   (477,133)           --           --
----------------------------------------------------------------------
 Provisions for depreciation                                                22,222        15,798       24,051
----------------------------------------------------------------------
 Amortization of goodwill                                                       --        26,518       24,861
----------------------------------------------------------------------
 Amortization of other intangible assets                                   105,714        91,837      129,362
----------------------------------------------------------------------
 Net realized loss on investments and derivative instruments               262,805       121,525       24,331
----------------------------------------------------------------------
 (Gain) loss on sale of subsidiaries                                        10,646        (4,963)          --
----------------------------------------------------------------------
 Amortization of deferred gain                                             (73,115)      (19,267)          --
----------------------------------------------------------------------
 Other                                                                    (375,564)     (926,106)      45,187
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Adjustments                                                            220,002      (111,950)   1,526,918
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Cash Provided by Operating Activities                                  269,018       384,132    2,175,819
--------------------------------------------------------------------- ------------  ------------  -----------

Cash Flows from Investing Activities:
Securities available-for-sale:
 Purchases                                                             (14,002,161)  (10,634,019)  (4,449,537)
----------------------------------------------------------------------
 Sales                                                                   8,078,426     5,487,077    3,664,930
----------------------------------------------------------------------
 Maturities                                                              2,484,637     2,448,425    1,785,790
----------------------------------------------------------------------
Purchase of other investments                                           (1,280,211)   (1,830,448)  (1,899,655)
----------------------------------------------------------------------
Sale or maturity of other investments                                    1,739,382     1,867,069    1,735,091
----------------------------------------------------------------------
Proceeds from (adjustments to) disposition of business                    (195,000)    1,831,095           --
----------------------------------------------------------------------
Increase (decrease) in cash collateral on loaned securities                (95,341)      150,930      274,838
----------------------------------------------------------------------
Other                                                                      142,592       674,146     (474,800)
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Cash (Used in) Provided by Investing Activities                     (3,127,676)       (5,725)     636,657
--------------------------------------------------------------------- ------------  ------------  -----------

Cash Flows from Financing Activities:
Net increase (decrease) in short-term debt                                (158,143)       42,764        8,780
----------------------------------------------------------------------
Universal life and investment contract deposits                          5,305,499     4,897,828    3,543,763
----------------------------------------------------------------------
Universal life and investment contract withdrawals                      (3,262,194)   (3,288,290)  (4,524,371)
----------------------------------------------------------------------
Investment contract transfers                                              108,479      (373,000)  (1,347,000)
----------------------------------------------------------------------
Nonqualified employee stock option exercise tax benefit                      3,158         4,023        2,280
----------------------------------------------------------------------
Dividends paid to shareholder                                             (710,000)     (495,000)    (420,000)
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Cash Provided by (Used in) Financing Activities                      1,286,799       788,325   (2,736,548)
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Increase (Decrease) in Cash                                         (1,571,859)    1,166,732       75,928
----------------------------------------------------------------------
Cash and Invested Cash at Beginning-of-Year                              2,818,382     1,651,650    1,575,722
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Cash and Invested Cash at End-of-Year                                 $  1,246,523  $  2,818,382  $ 1,651,650
--------------------------------------------------------------------- ============  ============  ===========

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies

Basis of Presentation
The accompanying consolidated financial statements include
The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries. The Company, together with its subsidiaries, are defined as ("LNL"). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("Lincoln Life New York"). Prior to the fourth quarter of 2001, the Company owned 100% of the outstanding common stock of two additional insurance company subsidiaries that were part of the Reinsurance business segment: Lincoln National Health & Casualty Insurance Company ("LNH&C") and Lincoln National Reassurance Company ("LNRAC"). These subsidiaries were sold as part of the sale of LNC's reinsurance business to Swiss Re on December 7, 2001. The Company also owns six non-insurance subsidiaries: Lincoln National Insurance Associates, Inc. ("LNIA"), Lincoln Financial Advisors ("LFA"), Lincoln Financial Distributors ("LFD"), Lincoln Realty Capital Corporation, Lincoln Retirement Services Company and The Administrative Management Group, Inc. which was acquired in 2002 (see Note 11). LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels and prior to Swiss Re's acquisition of LNC's reinsurance business, the reinsurance of individual and group life and health business. LNL is licensed and sells its products throughout the United States, Canada, several U.S. territories and select international markets. Operations are divided into two business segments: Lincoln Retirement and Life Insurance (see Note 9). These consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States.

Use of Estimates
The nature of the insurance business requires management to make numerous estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results will differ from those estimates.

Investments
LNL classifies its fixed maturity and equity securities as available-for-sale and, accordingly, such securities are carried at fair value. The cost of fixed maturity securities is adjusted for amortization of premiums and discounts. The cost of fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other than temporary.

For the mortgage-backed securities portion of the fixed maturity securities portfolio, LNL recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate, which are primarily held in the Life Insurance and Retirement segments, are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, LNL will be unable to collect all amounts due under the contractual terms of the loan agreement. When LNL determines that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the collateral. The provision for losses is reported as a realized loss on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as a realized loss on investments.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

Realized gain (loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method. Changes in the fair values of securities carried at fair value are reflected directly in shareholder's equity, after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold

The Lincoln National Life Insurance Company at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

Realized gain (loss) on sale of subsidiaries, net of taxes, is recognized in net income.

Derivative Instruments
For the years ended December 31, 2002, 2001 and 2000, LNL hedged certain portions of its exposure to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations, credit risk, foreign exchange risk, commodity risk and equity risk fluctuations by entering into derivative transactions. A description of LNL's accounting for its hedging of such risks is discussed in the following paragraphs.

Effective upon the adoption of Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("FAS, 133") on January 1, 2001, LNL recognizes all derivative instruments as either assets or liabilities in the consolidated balance sheet at fair value. FAS 133 standardized the accounting for derivative instruments, including certain derivative instruments embedded in other contracts. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, LNL must designate the hedging instrument based upon the exposure being hedged--as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2002 and 2001, LNL had derivative instruments that were designated and qualified as cash flow hedges. In addition, LNL had derivative instruments that were economic hedges, but were not designated as hedging instruments under FAS 133.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in current income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current income during the period of change in fair values. For derivative instruments that are designated and qualify as a hedge of a net investment in a foreign operation, the gain or loss is reported in OCI as part of the cumulative translation adjustment to the extent it is effective. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in current income during the period of change.

See Note 7 for further discussion of LNL's accounting policy for derivative instruments.

Prior to January 1, 2001, derivative instruments were carried in other investments. The premiums paid for interest rate caps and swaptions were deferred and amortized to net investment income on a straight-line basis over the term of the respective derivative. Interest rate caps that hedged interest credited on fixed annuity liabilities were carried at amortized cost. Any settlement received in accordance with the terms of the interest rate caps was also recorded as net investment income. Realized gain (loss) from the termination of the interest rate caps was included in net income.

Swaptions, put options, spread-lock agreements, interest rate swaps, commodity swaps and financial futures that hedge fixed maturity securities available-for-sale were carried at fair value. The change in fair value was reflected directly in shareholders' equity. Settlements on interest rate swaps and commodity swaps were recognized in net investment income. Realized gain
(loss) from the termination of swaptions, put options, spread-lock agreements, interest rate swaps, and financial futures were deferred and amortized over the life of the hedged assets as an adjustment to the yield. Forward-starting interest rate swaps were also used to hedge the forecasted purchase of investments. These interest rate swaps were carried off-balance sheet until the occurrence of the forecasted transaction at which time the interest rate swaps were terminated and any gain (loss) on termination was used to adjust the basis of the forecasted purchase. If the forecasted purchase did not occur or the interest rate swaps were terminated early, changes in the fair value of the swaps were recorded in net income.

Over-the-counter call options which hedged liabilities tied to the S&P stock index were carried at fair value. The change in fair value was reflected directly in net income. Gain (loss) realized upon termination of these call options was included in net income. Over-the-counter call options which hedge stock appreciation rights were carried at fair value when hedging vested stock appreciation rights and at cost when hedging unvested stock appreciation rights. The change in fair value of call options hedging vested stock appreciation rights was included in net income. Gain (loss) upon termination was reported in net income.

Foreign currency swaps, which hedged some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies, were carried at fair value. The change in fair value was included in shareholder's equity. Realized gain (loss) from the termination of such derivatives was included in net income.

Prior to January 1, 2001, hedge accounting was applied as indicated above after LNL determined that the items to be hedged exposed LNL to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations, credit risk, foreign exchange risk or equity risk. Moreover, the derivatives used to hedge these exposures were designated as hedges and reduced the indicated risk demonstrating a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. If such criteria was not met or if the hedged items were sold,

The Lincoln National Life Insurance Company terminated or matured, the change in value of the derivatives was included in net income.

Loaned Securities
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. In other instances, LNL will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in LNL's consolidated balance sheet in accordance with accounting guidance for secured borrowings and collateral. LNL's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. LNL values collateral daily and obtains additional collateral when deemed appropriate.

Property and Equipment
Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

Premiums and Fees on Investment Products and Universal Life and Traditional Life Insurance Products
Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance, bank-owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

Assets Held in Separate Accounts/Liabilities Related to Separate Accounts
These assets and liabilities represent segregated funds administered and invested by LNL for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by LNL for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue.

Deferred Acquisition Costs
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: Statement of Financial Accounting Standards No. 97, "Accounting by Insurance Companies For Certain Long-Duration Contracts & Realized Gains & Losses on Investment Sales" ("FAS 97") and Statement of Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance Enterprises" ("FAS 60"). Under FAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include unit-linked products and fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges; investment, mortality net of reinsurance ceded and expense margins; and actual realized gain (loss) on investments.

Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 13 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under FAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There are currently no deferred acquisition costs being amortized under FAS 60 for fixed and variable payout annuities.

For all FAS 97 and FAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

The Lincoln National Life Insurance Company

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads") and are amortized into income over the life of the policy in a manner consistent with that used for deferred acquisition costs. (See above for discussion of amortization.)

Benefits and Expenses
Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in LNL's general account during 2000 through 2002 ranged from 4.00% to 10.00%. For traditional life, group health and disability income products, benefits and expenses, other than deferred acquisition costs, are recognized when incurred in a manner consistent with the related premium recognition policies.

Goodwill and Other Intangible Assets
Prior to January 1, 2002, goodwill, as measured by the excess of the cost of acquired subsidiaries or businesses over the fair value of net assets acquired, was amortized using the straight-line method over periods of 20 to 40 years in accordance with the benefits expected to be derived from the acquisitions. Effective January 1, 2002, goodwill is not amortized, but is subject to impairment tests conducted at least annually.

Insurance businesses typically produce ongoing profit streams from expected new business generation that extend significantly beyond the maximum 40-year period allowed for goodwill amortization. Accordingly, for acquired insurance businesses where financial modeling indicated that anticipated new business benefits would extend for 40 years or longer, goodwill was amortized over a 40-year period.

Other intangible assets for acquired insurance businesses consist of the value of existing blocks of business (referred to as the "present value of in-force"). The present value of in-force is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life and investment-type products acquired and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for present value of in-force vary depending upon the particular characteristics of the underlying blocks of acquired insurance business.

Prior to January 1, 2002, the carrying values of goodwill and other intangible assets were reviewed periodically for indicators of impairment in value that are other than temporary, including unexpected or adverse changes in the following: (1) the economic or competitive environments in which the company operates, (2) profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If there was an indication of impairment then the cash flow method would be used to measure the impairment and the carrying value would be adjusted as necessary. However, effective January 1, 2002, goodwill is subject to impairment tests conducted at least annually. Other intangible assets will continue to be reviewed periodically for indicators of impairment consistent with the policy that was in place prior to January 1, 2002.

Insurance and Investment Contract Liabilities
The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 6.75% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.55%.

The liabilities for future claim reserves for the guaranteed minimum death benefit ("GMDB") feature on certain variable annuity contracts are a function of the net amount at risk ("NAR"), mortality, persistency and incremental death benefit mortality and expense assessments ("M&E") expected to be incurred over the period of time for which the NAR is positive. At any point in time, the NAR is the difference between the potential death benefit payable and the total variable annuity account values subject to the GMDB. At each quarterly valuation date, the GMDB reserves are calculated for every variable annuity contract with a GMDB feature based on projections of account values and NAR followed by the computation of the present value of expected NAR death claims using product pricing mortality assumptions less expected GMDB M&E revenue during the period for which the death benefit options are assumed to be in the money. As part of the estimate of future NAR, gross equity growth rates which are consistent with those used in the DAC valuation process are utilized.

With respect to its insurance and investment contract liabilities, LNL continually reviews its: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

Reinsurance
LNL's insurance companies enter into reinsurance agreements with other companies in the normal course of their business. Prior to the acquisition of LNL's reinsurance operations by Swiss Re on December 7, 2001, LNL's reinsurance subsidiaries assumed reinsurance from unaffiliated companies. The transaction with Swiss Re involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operations. Assets/liabilities and premiums/benefits from certain reinsurance contracts that granted statutory surplus to other insurance companies are netted on the consolidated balance sheets and income statements, respectively, since there is a right of offset.

The Lincoln National Life Insurance Company

All other reinsurance agreements including the Swiss Re indemnity reinsurance transaction are reported on a gross basis.

Postretirement Medical and Life Insurance Benefits
LNL accounts for its postretirement medical and life insurance benefits using the full accrual method.

Stock Options
Through 2002, LNL recognized compensation expense for stock options on LNC stock granted to LNL employees using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at the grant date, or other measurement date, over the amount an employee must pay to acquire the stock. Accordingly, no compensation expense has been recognized for stock option incentive plans. On August 8, 2002, LNC announced plans to expense the fair value of employee stock options beginning in 2003 under Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("FAS 123"). On December 31, 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure" ("FAS 148"), which provides alternative methods of transition for entities that change to the fair value method of accounting for stock-based employee compensation. In addition, FAS 148 amends the disclosure provisions of FAS 123 to require expanded and more prominent disclosure of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements.

The three transition methods provided under FAS 148 are the prospective method, the modified prospective and the retroactive restatement method. LNC will adopt the retroactive restatement method, which requires that companies restate all periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994. FAS 148's amendment of the transition and annual disclosure requirements of FAS 123 is effective for fiscal years ending after December 15, 2002. As the recognition provisions of FAS 123 should be applied as of the beginning of the year, LNL will adopt the fair value method of accounting under FAS 123, as amended by FAS 148, as of January 1, 2003 and will present restated financial statements for the years 2002 and 2001 in its 2003 audited financial statements (see Note 6 for further discussion of stock-based employee compensation cost).

The following table illustrates the effect on net income and earnings per share for 2002, 2001 and 2000 if LNL had applied the fair value recognition provisions of FAS 123.

                                               Year Ended December 31,
                                               2002     2001    2000
                                               -----------------------
                                                  (in millions)
                                               -----------------------
             Net income, as reported.......... $49.0   $496.1  $648.9
             Less:
             Total stock-based employee
              compensation expense
              determined under the fair value
              based method for all awards, net
              of tax effects..................   9.2     16.2     9.5
                                                -----  ------  ------
             Pro forma net income............. $39.8   $479.9  $639.4
                                                =====  ======  ======

Income Taxes
LNL and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, LNL provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that LNL will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.


--------------------------------------------------------------------------------
2. Changes in Accounting Principles and Change in Estimates

Accounting for Derivative Instruments and Hedging Activities
In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). In July 1999, the FASB issued Statement of Financial Accounting Standards No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of the Effective Date of FASB Statement No. 133" ("FAS 137"), which delayed the effective date of FAS 133 one year (i.e., adoption required no later than the first quarter of 2001). In June 2000, the FASB issued Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" ("FAS 138"), which addresses a limited number of implementation issues arising from FAS 133.

LNL adopted FAS 133, as amended, on January 1, 2001. Upon adoption, the provisions of FAS 133 were applied prospectively. The transition adjustments that LNL recorded upon adoption of FAS 133 on January 1, 2001 resulted in a net loss of $4.3 million after-tax ($6.6 million pre-tax) recorded in net income, and a net gain of $17.6 million after-tax ($27.1 million pre-tax) recorded as a component of Other Comprehensive Income ("OCI") in equity. Deferred acquisition costs of $4.8 million were restored and netted against the transition loss on derivatives recorded in net income and deferred acquisition costs of $18.3 million were amortized and netted against the transition gain recorded in OCI. A portion of the transition adjustment ($3.5 million after-tax) recorded in net income upon adoption of FAS 133 was reclassified from the OCI account, Net Unrealized Gain on Securities Available-
 for-Sale. These transition adjustments were reported in the financial statements as a cumulative effect of a change in accounting principle.

The Lincoln National Life Insurance Company

Change in Estimate of Premium Receivables on Certain Client-Administered Individual Life Reinsurance
During the first quarter of 2001, LNL's former Reinsurance segment refined its estimate of due and unpaid premiums on its client-administered individual life reinsurance business. As a result of the significant growth in the individual life reinsurance business generated in recent years, the Reinsurance segment initiated a review of the block of business in the last half of 2000. An outgrowth of that analysis resulted in a review of the estimation of premiums receivable for due and unpaid premiums on client-administered business. During the first quarter of 2001, the Reinsurance segment completed the review of this matter, and concluded that enhanced information flows and refined actuarial techniques provided a basis for a more precise estimate of premium receivables on this business. As a result, the Reinsurance segment recorded income of $25.5 million ($39.3 million pre-tax) related to periods prior to 2001.

Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets
On April 1, 2001, LNL adopted Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" ("EITF 99-20"). EITF
99-20 was effective for fiscal quarters beginning after March 15, 2001. EITF 99-20 changed the manner in which LNL determined impairment of certain investments including collateralized bond obligations. Upon the adoption of EITF 99-20, LNL recognized a net realized loss on investments of $11.3 million after-tax ($17.3 million pre-tax) reported as a cumulative effect of change in accounting principle. In arriving at this amount, deferred acquisition costs of $12.2 million were restored and netted against net realized loss on investments.

Accounting for Business Combinations and Goodwill and Other Intangible Assets In June 2001, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards No. 141, "Business Combinations" ("FAS 141"), and No. 142, "Goodwill and Other Intangible Assets" ("FAS 142"). FAS 141 is effective for all business combinations initiated after June 30, 2001, and FAS 142 is effective for fiscal years beginning after December 15, 2001. Under the new rules, goodwill and indefinite lived intangible assets are no longer amortized, but are subject to impairment tests conducted at least annually in accordance with the new standard. Intangible assets that do not have indefinite lives continue to be amortized over their estimated useful lives. LNL adopted FAS 142 on January 1, 2002. After consideration of the provisions of the new standards regarding proper classification of goodwill and other intangible assets on the consolidated balance sheet, LNL did not reclassify any goodwill or other intangible balances held as of January 1, 2002.

In compliance with the transition provision of FAS 142, LNL completed the first step of the transitional goodwill impairment test during the second quarter of 2002. The valuation techniques used by LNL to estimate the fair value of the group of assets comprising the different reporting units varied based on the characteristics of each reporting unit's business and operations. A number of valuation approaches, including, discounted cash flow modeling, were used to assess the goodwill of the reporting units within LNL's Lincoln Retirement and Life Insurance segments. The results of the first step of the tests indicate that LNL does not have impaired goodwill. In accordance with FAS 142, LNL has chosen October 1 as its annual review date. As such, LNL performed another valuation review during the fourth quarter of 2002. The results of the first step of the tests performed as of October 1, 2002 indicate that LNL does not have impaired goodwill. The valuation techniques used by LNL for each reporting unit were consistent with those used during the transitional testing.

As a result of the application of the non-amortization provisions of the new standards, LNL had an increase in net income of $24.9 million during the year ended December 31, 2002.

During 2002, the change in the carrying value of the Lincoln Retirement segment's goodwill was a result of the acquisition of The Administrative Management Group, Inc. ("AMG"). Total purchased goodwill in 2002 was $20.2 million (see Note 11).

The Lincoln National Life Insurance Company

The carrying amount of goodwill by reportable segment as of December 31, 2002 is as follows:

                                               (in millions)
                                               -------------
                    Lincoln Retirement Segment    $ 64.1
                    Life Insurance Segment....     855.1
                                                  ------
                    Total.....................    $919.2
                                                  ======

The reconciliation of reported net income to adjusted net income is as follows:

                                                        Year Ended
                                                       December 31,
                                                        2001   2000
                                                       -------------
                                                       (in millions)
                                                       -------------
           Reported Net Income........................ $496.1 $648.9
           Add back: Goodwill Amortization (after-tax)   26.5   24.9
                                                       ------ ------
           Adjusted Net Income........................ $522.6 $673.8
                                                       ====== ======

For intangible assets subject to amortization, the total gross carrying amount and accumulated amortization in total and for each major intangible asset class by segment are as follows:

                                   As of December 31, 2002 As of December 31, 2001
                                    Gross                   Gross
                                   Carrying  Accumulated   Carrying  Accumulated
                                    Amount   Amortization   Amount   Amortization
                                   -----------------------------------------------
                                                  (in millions)
                                   -----------------------------------------------
  Amortized Intangible Assets:
    Lincoln Retirement Segment:
      Present value of in-force... $  225.0     $102.3     $  225.0     $ 70.5
    Life Insurance Segment:
      Present value of in-force... $1,254.2     $364.1      1,254.2      290.2
                                   --------     ------     --------     ------
  Total........................... $1,479.2     $466.4     $1,479.2     $360.7
                                   ========     ======     ========     ======

The aggregate amortization expense for other intangible assets for the years ended December 31, 2002, 2001 and 2000 was $105.7 million, $91.8 million and $129.4 million, respectively.

Future estimated amortization of other intangible assets is as follows (in millions):

                               2003...... $ 74.7
                               2004......   71.5
                               2005......   70.4
                               2006......   71.3
                               2007......   72.3
                               Thereafter  652.6

Accounting for the Impairment or Disposal of Long-lived Assets
In August 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations" for a disposal of a segment of a business. FAS 144 is effective for fiscal years beginning after December 15, 2001. LNL adopted FAS 144 on January 1, 2002 and the adoption of the Statement did not have a material impact on the consolidated financial position and results of operations of LNL.

Accounting for Costs Associated with Exit or Disposal Activities
In June 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("FAS 146"), which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Action (including Certain Costs Incurred in a Restructuring)" ("Issue 94-3"). The principal difference between FAS 146 and Issue 94-3 is that FAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, rather than at the date of an entity's commitment to an exit

The Lincoln National Life Insurance Company plan. FAS 146 is effective for exit or disposal activities after December 31, 2002. Adoption of FAS 146 by LNL will result in a change in timing of when expense is recognized for restructuring activities after December 31, 2002.

Change in Estimate for Personal Accident Reinsurance Reserves
As a result of developments and information obtained during 2002 relating to personal accident matters, LNL increased these exited business reserves by $184.1 million after-tax ($283.2 million pre-tax). After giving effect to LNC's $100 million indemnification obligation to Swiss Re, LNL recorded a $119.1 after-tax ($183.2 million pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain. (See Note 11 for further explanation of LNL's Reinsurance transaction with Swiss Re.)

Accounting for Variable Interest Entities
In January 2003, the Financial Accounting Standards Board issued Financial Accounting Standards Board Interpretation No. 46, "Consolidation of Variable Interest Entities" ("Interpretation No. 46"), which requires the consolidation of variable interest entities ("VIE") by an enterprise if that enterprise has a variable interest that will absorb a majority of the VIE's expected losses if they occur, receive a majority of the entity's expected residual returns if they occur, or both. If one enterprise will absorb a majority of a VIE's expected losses and another enterprise will receive a majority of that VIE's expected residual returns, the enterprise absorbing a majority of the losses shall consolidate the VIE. VIE refers to an entity in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. This Interpretation applies in the third quarter of 2003 to VIEs in which an enterprise holds a variable interest that is acquired before February 1, 2003. This Interpretation may be applied prospectively with a cumulative-effect adjustment as of the date on which it is first applied or by restating previously issued financial statements for one or more years with a cumulative-effect adjustment as of the beginning of the first year restated. Although LNL and the indus-
 try continue to review the new rules, at the present time LNL does not believe there are VIEs that would result in consolidation with LNL.

Accounting for Modified Coinsurance
Currently, there are ongoing discussions surrounding the implementation and interpretation of FAS 133, "Accounting for Derivative Instruments and Hedging Activities," by the Financial Accounting Standards Board's ("FASB") Derivative Implementation Group regarding receivables and payables that are indexed to a pool of assets; and specific to LNL, modified coinsurance agreements and coinsurance with funds withheld reinsurance agreements that reference a pool of securities. An exposure draft for this issue has been issued by the FASB. It is not expected to be finalized by the FASB until sometime in the second quarter of 2003. If the definition of derivative instruments is altered, this may impact LNL's prospective reported consolidated net income and consolidated financial position. Until the FASB finalizes the Statement 133 Implementation Issue, LNL is unable to determine what, if any, impact it will have on LNL's consolidated financial statements.

The Lincoln National Life Insurance Company

3. Investments

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                           Amortized Cost  Gains    Losses  Fair Value
                                           -------------- -------- -------  ----------
                                                          (in millions)
                                           -------------------------------------------
December 31, 2002:
  Corporate bonds.........................   $23,690.5    $1,797.3 $(630.8) $24,857.0
  U.S. Government bonds...................       400.7       104.7    (2.3)     503.1
  Foreign government bonds................       783.4        40.8   (25.7)     798.5
  Asset and mortgage-backed securities:
    Mortgage pass-through securities......       704.2        26.3    (1.8)     728.7
    Collateralized mortgage obligations...     2,084.4       113.9    (0.4)   2,197.9
    Other asset-backed securities.........     1,899.3       149.8   (12.4)   2,036.7
  State and municipal bonds...............       106.0         5.0    (0.1)     110.9
  Redeemable preferred stocks.............        77.8         1.5    (1.2)      78.1
                                             ---------    -------- -------  ---------
Total fixed maturity securities...........    29,746.3     2,239.3  (674.7)  31,310.9
Equity securities.........................       196.7        19.4    (8.3)     207.8
                                             ---------    -------- -------  ---------
Total.....................................   $29,943.0    $2,258.7 $(683.0) $31,518.7
                                             =========    ======== =======  =========
December 31, 2001:
  Corporate bonds.........................   $21,944.7    $  704.0 $(555.1) $22,093.6
  U.S. Government bonds...................       346.7        56.8    (4.8)     398.7
  Foreign government bonds................       810.5        46.3    (9.3)     847.5
  Asset and mortgage-backed securities:
    Mortgage pass-through securities......       606.5        15.0    (7.4)     614.1
    Collateralized mortgage obligations...     1,462.6        63.0    (5.6)   1,520.0
    Other asset-backed securities.........     1,300.3        51.4   (11.3)   1,340.4
  State and municipal bonds...............        45.9         0.3    (1.5)      44.7
  Redeemable preferred stocks.............        82.6         3.5    (0.2)      85.9
                                             ---------    -------- -------  ---------
Total fixed maturity securities...........    26,599.8       940.3  (595.2)  26,944.9
Equity securities.........................       260.7        17.8   (19.8)     258.7
                                             ---------    -------- -------  ---------
Total.....................................   $26,860.5    $  958.1 $(615.0) $27,203.6
                                             =========    ======== =======  =========

The Lincoln National Life Insurance Company

Future maturities of fixed maturity securities available-for-sale are as follows:

                                             Amortized Cost Fair Value
                                             -------------- ----------
                                                   (in millions)
                                             -------------------------
         December 31, 2002:
           Due in one year or less..........   $   816.0    $   820.1
           Due after one year through five
            years...........................     6,138.3      6,425.8
           Due after five years through ten
            years...........................     9,545.3     10,051.5
           Due after ten years..............     8,558.8      9,050.2
                                               ---------    ---------
           Subtotal.........................    25,058.4     26,347.6
           Asset/mortgage-backed
            securities......................     4,687.9      4,963.3
                                               ---------    ---------
           Total............................   $29,746.3    $31,310.9
                                               =========    =========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Par value, amortized cost and estimated fair value of investments in asset/mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                                Par Value Amortized Cost Fair Value
                                --------- -------------- ----------
                                           (in millions)
                                -----------------------------------
             December 31, 2002:
               Below 7%........ $2,172.7     $1,527.6     $1,584.7
               7%-8%...........  2,309.4      2,307.3      2,464.4
               8%-9%...........    598.1        587.1        635.3
               Above 9%........    264.6        265.9        278.9
                                --------     --------     --------
               Total........... $5,344.8     $4,687.9     $4,963.3
                                ========     ========     ========

The quality ratings of fixed maturity securities available-for-sale are as follows:

                                         December 31, 2002
                                       Fair Value  % of Total
                                       ----------  ----------
                                       (in millions except %)
                                       --------------------
                    Treasuries and AAA $ 6,111.8      19.5%
                      AA..............   1,815.5       5.8
                      A...............  10,404.6      33.2
                      BBB.............  10,922.5      34.9
                      BB..............   1,215.2       3.9
                      Less than BB....     841.3       2.7
                                       ---------     -----
                      Total........... $31,310.9     100.0%
                                       =========     =====

The major categories of net investment income are as follows:

                                         Year Ended December 31
                                         2002      2001     2000
                                       --------  -------- --------
                                              (in millions)
                                       ---------------------------
             Fixed maturity securities $2,030.3  $2,008.4 $2,015.5
             Equity securities........     10.1       9.7     12.7
             Mortgage loans on real
              estate..................    356.3     373.9    373.1
             Real estate..............     45.8      48.1     50.3
             Policy loans.............    133.6     124.3    123.8
             Invested cash............     30.4      63.5     85.5
             Other investments........     18.8      67.5     50.8
                                       --------  -------- --------
             Investment revenue.......  2,625.3   2,695.4  2,711.7
             Investment expense.......   (115.8)    141.2    124.9
                                       --------  -------- --------
             Net investment income.... $2,509.5  $2,554.2 $2,586.8
                                       ========  ======== ========

The detail of the net realized loss on investments and derivative instruments is as follows:

                                             Year Ended December 31
                                             2002     2001     2000
                                           -------  -------  -------
                                                 (in millions)
                                           -------------------------
          Fixed maturity securities
           available-for-sale:
            Gross gain.................... $ 163.8  $ 163.4  $ 131.3
            Gross loss....................  (578.5)  (421.1)  (203.3)
          Equity securities available-for-
           sale:
            Gross gain....................    11.8     13.4     32.6
            Gross loss....................   (22.2)    (5.7)   (25.5)
          Other investments...............    27.2     39.8     12.9
          Associated restoration of
           deferred acquisition costs and
           Provision for policyholder
           commitments....................   143.2    106.9     34.7
          Investment expenses.............    (9.3)    (9.0)    (7.0)
                                           -------  -------  -------
          Total Investments...............  (264.0)  (112.3)   (24.3)
          Derivative Instruments, net of
           associated amortization of
           deferred acquisition costs.....     1.2     (9.2)      --
                                           -------  -------  -------
          Total Investments and
           Derivative Instruments......... $(262.8) $(121.5) $ (24.3)
                                           =======  =======  =======

The Lincoln National Life Insurance Company

Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the net realized loss on investments and derivative instruments shown above, are as follows:

                                             Year Ended December 31
                                              2002     2001   2000
                                             ------   ------  -----
                                                (in millions)
                                             --------------------
               Fixed maturity securities.... $296.6   $237.2  $41.2
               Equity securities............   21.4     15.7   14.6
               Mortgage loans on real estate    9.7     (2.7)   0.2
               Real estate..................     --      0.7     --
               Other long-term investments..    6.4      0.9     --
                                             ------   ------  -----
               Total........................ $334.1   $251.8  $56.0
                                             ======   ======  =====

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities is as follows:

                                          Year Ended December 31
                                           2002    2001    2000
                                         -----------------------
                                              (in millions)
                                         -----------------------
               Fixed maturity securities $1,219.5 $319.7  $684.0
               Equity securities........     13.0  (16.6)   (3.2)
                                         -------- ------  ------
               Total.................... $1,232.5 $303.1  $680.8
                                         ======== ======  ======

During the second quarter of 1998, LNL purchased three bonds issued with offsetting interest rate characteristics. Subsequent to the purchase of these bonds, interest rates increased and the value of one of these bonds decreased. This bond was sold at the end of the second quarter 1998 and a realized loss of $28.8 million ($18.7 million after-tax) was recorded. The other two bonds are still owned by LNL and are producing net investment income on an annual basis of $9.9 million ($6.4 million after-tax). Subsequent to these transactions being recorded, the Emerging Issues Task Force of the Financial Accounting Standards Board reached consensus with regard to accounting for this type of investment strategy. LNL is not required to apply the new accounting rules, however, if such rules were applied, the realized loss on the sale of $28.8 million ($18.7 million after-tax) on one of these bonds recorded at the end of the second quarter of 1998 would be reduced to $8.8 million ($5.7 million after-tax) and the difference would be applied as a change in the carrying amount of the two bonds that remain in LNL's portfolio. Also, net investment income for the year ended December 31, 2002, 2001 and 2000 would be less than reported by $2.9 million ($1.9 million after-tax), $2.7 million ($1.8 million after-tax) and $2.5 million ($1.6 million after-tax), respectively.

The balance sheet captions, "Real Estate" and "Property and Equipment," are shown net of allowances for depreciation as follows:

                                             December 31
                                             2002    2001
                                             ------------
                                             (in millions)
                                             ------------
                      Real estate........... $41.0  $ 38.4
                      Property and equipment  86.5   105.4

Impaired mortgage loans along with the related allowance for losses are as follows:

                                                      December 31
                                                      2002    2001
                                                     -------------
                                                     (in millions)
                                                     -------------
            Impaired loans with allowance for losses $ 72.3  $25.6
            Allowance for losses....................  (11.9)  (2.2)
            Impaired loans with no allowance for
             losses.................................     --     --
                                                     ------  -----
            Net impaired loans...................... $ 60.4  $23.4
                                                     ======  =====

The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on LNL's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                                    Year Ended
                                                   December 31
                                                2002   2001   2000
                                               -------------------
                                                  (in millions)
                                               -------------------
            Balance at beginning-of-year...... $ 2.2  $ 4.9  $ 4.7
            Provisions for losses.............  12.7    0.7    1.8
            Releases due to principal paydowns  (3.0)  (3.4)  (1.6)
            Releases due to foreclosures......    --     --     --
                                               -----  -----  -----
            Balance at end-of-year............ $11.9  $ 2.2  $ 4.9
                                               =====  =====  =====

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                  Year Ended
                                                  December 31
                                               2002  2001  2000
                                               -----------------
                                                 (in millions)
                                               -----------------
                Average recorded investment in
                 impaired loans............... $54.0 $25.0 $27.9
                Interest income recognized on
                 impaired loans...............   5.6   3.0   2.6

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2002 and 2001, LNL had mortgage loans on non-accrual status of $1.8 million and $0.0 million, respectively. As of December 31, 2002 and 2001, LNL had no mortgage loans past due 90 days and still accruing.

The Lincoln National Life Insurance Company

As of December 31, 2002 and 2001, LNL had restructured mortgage loans of $4.6 million and $5.2 million, respectively. LNL recorded $0.4 million and $0.5 million of interest income on these restructured mortgage loans in 2002 and 2001, respectively. Interest income in the amount of $0.4 million and $0.5 million would have been recorded on these mortgage loans according to their original terms in 2002 and 2001, respectively. As of December 31, 2002 and December 31, 2001, LNL had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2002, LNL's investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $558.9 million. As of December 31, 2002, this includes $168.1 million of standby commitments to purchase real estate upon completion and leasing.

For the year ended December 31, 2002, fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing were not significant. As of December 31, 2002 and 2001, the carrying value of non-income producing securities was $34.8 million and $32.4 million, respectively.

The balance sheet account for other liabilities includes a reserve for guarantees of third-party debt in the amount of $0.4 million and $0.3 million at December 31, 2002 and 2001, respectively.

During the fourth quarter of 2000, LNL completed a securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $186.0 million and carrying value of $185.7 million. LNL retained a 6.3% beneficial interest in the securitized assets. LNL received $172.7 million from the trust for the sale of the senior trust certificates representing the other 93.7% beneficial interest. A realized gain of $0.4 million pre- tax was recorded on this sale. A recourse liability was not recorded since LNL is not obligated to repurchase any loans from the trust that may later become delinquent. Cash flows received during 2002, 2001 and 2000 from interests retained in the trust were $2.6 million, $2.6 million and $0.4 million, respectively. The fair values of the mortgage loans were based on a discounted cash flow method based on credit rating, maturity and future income. Prepayments are expected to be less than 1% with an expected weighted-average life of 6.4 years. Credit losses are anticipated to be minimal over the life of the trust.

During the fourth quarter of 2001, LNL completed a second securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $209.7 million and a carrying value of $198.1 million. LNL received $209.7 million from the trust for the sale of the loans. A recourse liability was not recorded since LNL is not obligated to repurchase any loans from the trust that may later become delinquent. Servicing fees of $0.2 million and $0.03 million were received in 2002 and 2001, respectively. The transaction was hedged with total return swaps to lock in the value of the loans. LNL recorded a loss on the hedge of $10.1 million pre-tax and a realized gain on the sale of $11.6 million pre-tax resulting in a net gain of $1.5 million pre-tax. Upon securitization, LNL did not retain an interest in the securitized assets; however, LNL later invested $14.3 million of its general account assets in the certificates issued by the trust. This investment is included in fixed maturity securities on the balance sheet.

--------------------------------------------------------------------------------
4. Federal Income Taxes


The Federal income tax expense (benefit) is as follows:

                                           Year Ended December 31
                                            2002     2001    2000
                                          -------  -------  ------
                                               (in millions)
                                          ------------------------
              Current.................... $(140.4) $ 456.1  $ 54.0
              Deferred...................    48.9   (299.7)  178.8
                                          -------  -------  ------
              Total tax expense (benefit) $ (91.5) $ 156.4  $232.8
                                          =======  =======  ======

The effective tax rate on pre-tax income is lower than the prevailing corporate Federal Income tax rate. A reconciliation of this difference is as follows:

                                            Year Ended December 31
                                             2002    2001    2000
                                           ------   ------  ------
                                                (in millions)
                                           -----------------------
             Tax rate times pre-tax income
              (loss)...................... $(14.9)  $233.9  $308.6
             Effect of:
               Tax-preferred investment
                income....................  (39.7)   (62.6)  (61.3)
               Other items................  (36.9)   (14.9)  (14.5)
                                           ------   ------  ------
             Provision for income taxes
              (benefit)................... $(91.5)  $156.4  $232.8
                                           ======   ======  ======
             Effective tax rate...........   (215)%     23%     26%

The effective tax rate is a ratio of tax expense (benefit) over pre-tax income
(loss). Since the pre-tax loss of $42.5 million resulted in a tax benefit of $91.5 million in 2002, an unusual effective tax rate of (215)% is reported.

The Lincoln National Life Insurance Company

The Federal income tax asset (liability) is as follows:

                                                        December 31
                                                       2002    2001
                                                      ------ -------
                                                       (in millions)
                                                      --------------
           Current receivable from (payable to)
            LNC...................................... $ 92.8 ($462.0)
           Deferred..................................   95.3   381.9
                                                      ------ -------
           Total Federal income tax asset (liability) $188.1  $(80.1)
                                                      ====== =======

Significant components of LNL's deferred tax assets and liabilities are as follows:

                                                     December 31
                                                    2002     2001
                                                  -------- --------
                                                    (in millions)
                                                  -----------------
            Deferred tax assets:
              Insurance and investment contract
               liabilities....................... $1,152.6 $  969.3
              Reinsurance deferred gain..........    397.5    392.3
              Net operating and capital loss
               carryforwards.....................     80.1     18.1
              Postretirement benefits other than
               pensions..........................     27.1     36.6
              Ceding commission asset............     16.7     18.6
              Compensation related...............     49.3     38.0
              Other..............................     87.4     84.4
                                                  -------- --------
            Total deferred tax assets............  1,810.7  1,557.3
                                                  -------- --------
            Deferred tax liabilities:
              Deferred acquisition costs.........    527.5    494.5
              Investment related.................    220.9     51.3
              Net unrealized gain on securities
               available-for-sale................    572.7    135.5
              Present value of business in-force.    354.5    391.5
              Other..............................     39.8    102.6
                                                  -------- --------
            Total deferred tax liabilities.......  1,715.4  1,175.4
                                                  -------- --------
            Net deferred tax asset............... $   95.3 $  381.9
                                                  ======== ========

The Company and its affiliates are part of a consolidated filing to the Internal Revenue Service with their common parent, Lincoln National Corporation. Cash paid to LNC for Federal income taxes in 2002 and 2001 was $396.5 million and $58.2 million, respectively. Cash received from LNC for Federal income taxes in 2000 was $38.0 million due to the carry back of 1999 tax losses.

The Company is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2002, 2001, and 2000, LNL concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2002 and 2001.

At December 31, 2002, LNL had net operating loss carryforwards for Federal income tax purposes of $31.7 million for Lincoln Life New York that expire in the year 2013. The Company had net capital loss carryforwards of $156.2 million and First Penn had net capital loss carryforwards of $7.4 million that expire in the year 2007. Lincoln Life New York had net capital loss carryforwards of $33.5 million expiring in years 2004 through 2007. The net operating loss carryforwards and net capital loss carryforwards can be used in future LNC consolidated U.S. tax returns filed by its common parent. Accordingly, LNL believes that it is more likely than not that the net operating loss carryforwards and capital loss carryforwards will be fully utilized within the allowable carryforward period.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." At December 31, 2002, LNL has approximately $196.0 million of untaxed "Policyholders' Surplus" on which no payment of Federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable tax legislation, LNL does not believe that any significant portion of the account will be taxed in the foreseeable future. Accordingly, no deferred tax liability has been recognized relating to LNL's Policyholders' Surplus balance. If the entire Policyholders' Surplus balance became taxable at the current Federal rate, the tax would be approximately $68.6 million.

--------------------------------------------------------------------------------
5. Supplemental Financial Data



Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees," are as follows:

                                         Year Ended December 31
                                         2002*    2001*     2000
                                       --------  -------- --------
                                              (in millions)
                                       ---------------------------
              Insurance assumed....... $  909.7  $1,363.7 $1,279.3
              Insurance ceded.........  1,750.1     953.2    513.6
                                       --------  -------- --------
              Net reinsurance premiums
               and fees............... $ (840.4) $  410.5 $  765.7
                                       ========  ======== ========

--------
*The reinsurance activity for the year ended December 31, 2001 includes the activity of the former Reinsurance segment for the eleven months ended November 30, 2001 and the activity related to the indemnity reinsurance transaction with Swiss Re for the one month ended December 31, 2001. The reinsurance activity for 2002 includes activity related to the indemnity reinsurance transaction with Swiss Re.

The income statement caption, "Benefits," is net of reinsurance recoveries of $1,145.0 million; $555.1 million and $356.9 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Detailed below is a breakdown of amounts included in LNL's balance sheet related to the reinsurance business sold to Swiss Re through indemnity reinsurance. Because LNL is not relieved of its liability to the ceding companies for this business,

The Lincoln National Life Insurance Company the liabilities and obligations associated with the reinsured contracts remain on the consolidated balance sheet of LNL with a corresponding reinsurance receivable from Swiss Re. At December 31, 2002, amounts recoverable from reinsurers included $5.1 billion related to the reinsurance business sold to Swiss Re.

A roll forward of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                                 Year Ended December 31
                                                   2002        2001
                                                  --------   ---------
                                                    (in millions)
                                                 ---------------------
           Balance at beginning-of-year......... $2,267.0    $2,385.6
           Deferral.............................    622.4       673.5
           Amortization.........................   (296.7)     (327.1)
           Adjustment related to realized losses
            on securities available-for-sale....    115.0       112.9
           Adjustment related to
            unrealized gains on securities
            available-for-sale..................   (338.5)     (187.2)
           Other................................      4.0      (390.7)
                                                  --------   --------
           Balance at end-of-period............. $2,373.2    $2,267.0
                                                  ========   ========

Realized gains and losses on investments and derivative instruments on the Statements of Income for the year ended December 31, 2002, 2001 and 2000 are net of amounts restored against deferred acquisition costs of $115.0 million, $112.9 million and $38.2 million, respectively. In addition, realized gains and losses for the years ended December 31, 2002, 2001 and 2000 are net of adjustments made to policyholder reserves of $25.6 million, $10.6 million and $(3.5) million, respectively. LNL has either a contractual obligation or has a consistent historical practice of making allocations of investment gains or losses to certain policyholders.

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                          Year Ended December 31
                                         2002      2001      2000
                                       --------  --------  --------
                                               (in millions)
                                       ----------------------------
            Commissions............... $  566.7  $  812.3  $  830.5
            Other volume related
             expenses.................    264.2     191.4     222.3
            Operating and
             administrative expenses..    643.1     796.4     719.5
            Deferred acquisition costs
             net of amortization......   (325.7)   (346.4)   (428.1)
            Restructuring charges.....       --      37.4      (1.0)
            Goodwill amortization.....       --      26.5      24.9
            Other intangibles
             amortization.............    105.7      91.8     129.4
            Other.....................     95.8     103.4      90.0
                                       --------  --------  --------
            Total..................... $1,349.8  $1,712.8  $1,587.5
                                       ========  ========  ========

A reconciliation of the present value of business in-force for LNL's insurance subsidiaries included in other intangible assets is as follows:

                                                 December 31
                                          2002      2001      2000
                                        --------  --------  --------
                                                (in millions)
                                        ----------------------------
          Balance at
           beginning-of-year........... $1,118.5  $1,209.7  $1,353.3
          Adjustments to balance.......       --      (0.7)    (15.7)
          Interest accrued on
           unamortized balance
           (Interest rates range from
           5% to 7%)...................     61.4      71.0      77.6
          Amortization.................   (167.1)   (161.5)   (205.5)
                                        --------  --------  --------
          Balance at end-of-year.......  1,012.8   1,118.5   1,209.7
          Other intangible assets (non-
           insurance)..................
          Total other intangible assets
           at end-of-year.............. $     --  $     --  $   12.8
                                        ========  ========  ========

The Lincoln National Life Insurance Company

Details underlying the balance sheet caption, "Contractholder Funds," are as follows:

                                               December 31
                                             2002      2001
                                           --------- ---------
                                              (in millions)
                                           -------------------
                 Premium deposit funds.... $20,634.6 $18,553.7
                 Undistributed earnings on
                  participating business..     156.7     100.2
                 Other....................     610.9     562.7
                                           --------- ---------
                 Total.................... $21,402.2 $19,216.6
                                           ========= =========

Details underlying the balance sheet captions of short-term debt and surplus notes payable to LNC are as follows:

                                                    December 31
                                                   2002     2001
                                                 -------- --------
                                                   (in millions)
                                                 -----------------
              Short-term debt................... $  103.7 $  261.8
                                                 ======== ========
              Surplus notes due Lincoln National
               Corporation:
                6.56% surplus note, due 2028....   $500.0 $  500.0
                6.03% surplus note, due 2028....    750.0    750.0
                                                 -------- --------
              Total surplus notes............... $1,250.0 $1,250.0
                                                 ======== ========

The short-term debt represents short-term notes payable to LNC.

The surplus note for $500 million was issued to LNC in connection with the CIGNA indemnity reinsurance transaction on January 5, 1998 (see Note 7). This note calls for LNL to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory surplus exceeds specified levels ($2.316 billion at December 31, 2002), and subject to approval by the Indiana Insurance Commissioner.

The surplus note for $750 million was issued on December 18, 1998 to LNC in connection with the Aetna indemnity reinsurance transaction (see Note 7). This note calls for the LNL to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory surplus exceeds specified levels ($2.38 billion at December 31, 2002), and subject to approval by the Indiana Insurance Commissioner.

Cash paid for interest on both the short-term debt and the surplus notes for 2002, 2001 and 2000 was $79.3 million, $80.6 million and $80.2 million, respectively.


--------------------------------------------------------------------------------
6. Employee Benefit Plans


Pension and Other Postretirement Benefit Plans -- U.S.
LNC maintains funded defined benefit pension plans for most of its U.S. employees (including those of LNL), and prior to January 1, 1995, most full-time agents (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the better of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. The amendment to the employees' pension plan resulted in a $25.4 million pre-tax negative unrecognized prior service cost in 2001 that will be evenly recognized over future periods. All benefits applicable to the defined benefit plan for agents were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. LNL's funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law. Effective January 1, 2000, one of these plans was amended to limit the maximum compensation recognized for benefit payment calculation purposes. The effect of this amendment was to reduce LNL's pension benefit obligation by $5.4 million.

The salary continuation plan provides certain officers of LNL defined pension benefits based on years of service and final monthly salary upon death or retirement.

The supplemental executive retirement plan provides defined pension benefits for certain executives who became employees of LNL as a result of the acquisition of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). Effective January 1, 2000, this plan was amended to freeze benefits payable under this plan. The effect of this plan curtailment was to decrease LNL's pension benefit obligation by $2.4 million. Effective January 1, 2000, a second supplemental executive retirement plan was established for this

The Lincoln National Life Insurance Company same group of executives to guarantee that the total benefit payable under the LNL employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of December 31, 1999. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees and agents who, depending on the plan, have worked for LNL 10 years and attained age 55 for employees and 60 for agents (including those of LNL). Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Life insurance benefits are noncontributory; however, participants can elect supplemental contributory life benefits up to age 70. Effective July 1, 1999, the agents' postretirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretirement plan was changed to require employees not yet age 50 with five years of service by year end 2001 to pay the full medical and dental premium cost when they retire. This change in the plan resulted in the immediate recognition at the end of 2001 of a one-time curtailment gain of $10.7 million pre-tax.

On December 1, 2001, Swiss Re acquired LNL's reinsurance business. This transaction resulted in the immediate recognition of a one-time curtailment gain on post retirement benefits of $6 million pre-tax and additional expense of $1.4 million pre-tax related to pension benefits for a net curtailment gain of $4.6 million pre-tax. This net curtailment gain was included in the realized gain on sale of subsidiaries for the year ended December 31, 2001. Due to the release of the pension obligations on these former LNL employees, there was a $16 million gain in the pension plan that was used to offset prior plan losses.

The Lincoln National Life Insurance Company

Information with respect to defined benefit plan asset activity and defined benefit plan obligations is as follows:

                                                      Year Ended December 31
                                                  ------------------------------------
                                                                   Other Postretirement
                                                  Pension Benefits    Benefits
                                                  ---------------  --------------------
                                                   2002     2001    2002       2001
                                                  ------   ------  ---------  --------
                                                           (in millions)
                                                  -------------------------------------
Change in plan assets:
  Fair value of plan assets at beginning-of-year. $340.4   $334.5  $   --     $   --
  Transfers of assets............................   (1.4)     2.5      --         --
  Actual return on plan assets...................  (31.1)   (15.5)     --         --
  Company contributions..........................   58.0     33.8      --         --
  Administrative expenses........................   (1.6)    (0.9)     --         --
  Benefits paid..................................  (21.3)   (14.0)     --         --
                                                  ------   ------   ------     ------
  Fair value of plan assets at end-of-year....... $343.0   $340.4  $   --     $   --
                                                  ======   ======   ======     ======
Change in benefit obligation:
  Benefit obligation at beginning-of-year........ $399.3   $388.2  $ 81.9     $ 88.5
  Transfers of benefit obligations...............   (1.3)     2.7    (0.9)       0.1
  Plan amendments................................     --    (25.4)     --         --
  Service cost...................................   17.3     13.4     1.4        2.6
  Interest cost..................................   26.8     28.8     5.1        6.2
  Plan participants' contributions...............     --       --     1.1        1.7
  Sale of business segment.......................     --       --      --       (6.0)
  Plan curtailment gain..........................     --    (16.0)     --      (11.2)
  Actuarial (gains) losses.......................   20.3     21.6     6.8        7.6
  Benefits paid..................................  (21.3)   (14.0)   (6.5)      (7.6)
                                                  ------   ------   ------     ------
  Benefit obligation at end-of-year.............. $441.1   $399.3  $ 88.9     $ 81.9
                                                  ======   ======   ======     ======
Underfunded status of the plans.................. $(98.1)  $(58.9) $(88.9)    $(81.9)
Unrecognized net actuarial losses................  109.3     32.4     8.2        1.0
Unrecognized negative prior service cost.........  (19.8)   (24.7)     --         --
                                                  ------   ------   ------     ------
Accrued benefit cost............................. $ (8.6)  $(51.2) $(80.7)    $(80.9)
                                                  ======   ======   ======     ======
Weighted-average assumptions as of December 31:
  Weighted-average discount rate.................   6.50%    7.00%   6.50%      7.00%
  Expected return on plan assets.................   8.25%    9.00%     --         --
Rate of increase in compensation:
  Salary continuation plan.......................   5.00%    5.00%     --         --
  All other plans................................   4.00%    4.00%   4.00%      4.00%

In 2002, all plans have projected benefit obligations in excess of plan assets. In 2001, the funded status amounts in the pension benefits columns above combine plans with projected benefit obligations in excess of plan assets and plans with plan assets in excess of projected benefit obligations. At December 31, 2001, for plans that have projected benefit obligations in excess of plan assets, the aggregate projected benefit obligations were $269.8 million, the aggregate accumulated benefit obligations were $245.9 million and the aggregate fair value of plan assets was $208.5 million.

As is required by SFAS No. 87, "Employer's Accounting for Pensions," for plans where the accumulated benefit obligation exceeds the fair value of plan assets, the Company has recognized the minimum pension liability of the unfunded accumulated benefit obligation as a liability with an offsetting adjustment to Other Comprehensive Income, net of tax impact. As of December 31, 2002, this minimum pension liability amounted to $51.9 million ($79.8 million pre-tax).

Plan assets for both the funded employees and agents plans are principally invested in equity and fixed income funds managed by LNL's affiliate, Delaware Management Holdings, Inc.

The Lincoln National Life Insurance Company

The components of net defined benefit pension plan and postretirement benefit plan costs are as follows:

                                                   Year Ended December 31
                                        -------------------------------------------
                                                                Other Postretirement
                                           Pension Benefits           Benefits
                                        ----------------------  --------------------
                                           2002    2001    2000   2002   2001   2000
                                        ------  ------  ------  -----  -----  -----
                                                       (in millions)
                                        -------------------------------------------
Service cost........................... $ 17.8  $ 13.9  $ 12.5  $ 1.4  $ 2.6  $ 2.1
Interest cost..........................   26.8    28.8    26.1    5.1    6.2    5.7
Expected return on plan assets.........  (27.1)  (29.8)  (29.0)    --     --     --
Amortization of prior service cost.....   (2.4)    0.2     0.2     --     --     --
Recognized net actuarial (gains) losses    0.2     0.2    (2.0)  (0.4)  (0.4)  (0.7)
                                        ------  ------  ------  -----  -----  -----
Net periodic benefit cost.............. $ 15.3  $ 13.3  $  7.8  $ 6.1  $ 8.4  $ 7.1
                                        ======  ======  ======  =====  =====  =====

The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capital cost of covered benefits (i.e. health care cost trend rate) of 10.0% for 2002. It further assumes the rate will gradually decrease to 5.0% by 2014 and remain at that level. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefits obligation as of December 31, 2002 and 2001 by $6.2 million and $5.7 million, respectively. The aggregate of the estimated service and interest cost components of net periodic postretirement benefits cost for the year ended December 31, 2002 and 2001 would increase by $0.5 million and $0.7 million, respectively.

LNL maintains a defined contribution plan for its U.S. insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, LNL assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain highly compensated LNL agents. The combined pre-tax expenses for these plans amounted to $1.0 million, $2.8 million and $4.2 million in 2002, 2001 and 2000, respectively. These expenses reflect both LNL's contribution as well as changes in the measurement of LNL's liabilities under these plans.

401(k) Plans
LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees and agents (including those of LNL). LNL's contributions to the 401(k) plans for its U.S. employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. As a result of LNC attaining the goals established under the three-year long-term incentive plan for 1998 through 2000, an additional match was made in 2001 on a participant's 2000 pre-tax contribution, not to exceed 6% of base pay, multiplied by 50%. LNL's expense for the 401(k) plan amounted to $12.6 million, $13.5 million and $21.0 million in 2002, 2001 and 2000, respectively.

Deferred Compensation Plans
LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, LNL agrees to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in an LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. LNL makes matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of LNL's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense (income) for these plans amounted to $(3.6) million, $(2.9) million and $3.0 million in 2002, 2001 and 2000, respectively. These expenses reflect both LNL's employer matching contributions, as well as changes in the measurement of LNL's liabilities under these plans.

In the fourth quarter of 1999, LNC modified the terms of the deferred compensation plans to provide that plan participants who selected LNC stock as the measure for their investment return would receive shares of LNC stock in satisfaction of this portion of their deferral. In addition, participants were precluded from diversifying any portion of their deferred compensation plan account that is measured by LNC's stock performance. As a result of these modifications to the plans, ongoing changes in value of LNC's stock no longer affect the expenses associated with this portion of the deferred compensation plans.

The Lincoln National Life Insurance Company

In connection with the acquisition of the block of individual life insurance and annuity business from CIGNA, LNL assumed the liability for an unfunded contributory deferred compensation plan covering certain former CIGNA employees and agents. These participants became immediately eligible for the LNC contributory deferred compensation plans, and therefore this plan was frozen as to future deferrals as of January 1, 1998. Effective January 1, 2001, this frozen plan was merged into the LNC contributory deferred compensation plans and the associated expenses for 2002, 2001 and 2000 are included in those plan expenses disclosed above.

LNL's total liabilities associated with these plans were $103.7 million and $101.4 million at December 31, 2002 and 2001, respectively.

Incentive Plans
LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans to LNL employees and agents are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire 10 years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

In 2000, as a result of changes in the interpretation of the existing accounting rules for stock options, LNC decided not to continue issuing stock options to agents that do not meet the stringent definition of a common law employee. In the first quarter of 2000, LNC adopted a stock appreciation right ("SAR") program as a replacement to the agent stock option program for agents. The first awards under this program were also made in the first quarter of 2000. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

LNL recognizes compensation expense for its agents in the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through net income. This accounting treatment causes volatility in net income as a result of changes in the market value of LNC stock. LNL hedges this volatility by purchasing call options on LNC stock. Call options hedging vested SARs are also marked-to-market through net income. Total compensation expense (income) recognized by LNL for the SAR program for 2002, 2001 and 2000 was $(0.7) million, $4.8 million and $3.1 million, respectively. The mark-to-market gain
(loss) recognized through net income on call options on LNC stock for 2002, 2001 and 2000 was $(6.7) million, $0.8 million and $1.3 million, respectively. The SAR liability at December 31, 2002 and 2001 was $3.7 million and $6.5 million, respectively.

Through 2002, LNL recognized compensation expense for LNC stock option grants to LNL employees and agents using the intrinsic value method of accounting and provided the required pro forma information for stock options granted after December 31, 1994. Accordingly, no compensation expense has been recognized for stock option incentive plans through 2002. Had compensation expense for LNC stock option grants to LNL employees been determined based on the estimated fair value at the grant dates for awards under those plans, LNL's pro forma net income for the last three years (2002, 2001 and 2000) would have been $39.8 million, $479.9 million and $639.4 million, respectively (a decrease of $9.2 million, $16.2 million and $9.5 million, respectively).

The above effects on pro forma net income of expensing the estimated fair value of stock options are not necessarily representative of the effects on reported net income for future years due to factors such as the vesting period of the stock options and the potential for issuance of additional stock options in future years.

The fair value of options used as a basis for the pro forma disclosures, shown above, was estimated as of the date of grant using a Black-Scholes option-pricing model. Included in the above pro forma decrease in net income for 2001 was $5.9 million after-tax of stock option expense related to the former Reinsurance segment.

On August 8, 2002, LNC announced plans to expense the fair value of employee stock options beginning in 2003 under FAS 123. FAS 148, issued on December 31, 2002, provides for alternative methods of transition for entities that change to the fair value method of accounting for stock-based compensation. LNC will adopt the fair value method of accounting under FAS 123, as amended by FAS 148, as of January 1, 2003; therefore, LNL will present restated financial statements for the years 2002 and 2001 in its 2003 audited financial statements.

Effective January 1, 2003, LNC's stock option employee compensation plan and long-term cash incentive compensation plan were revised and combined to provide for performance vesting, and to provide for awards that may be paid out in a combination of stock options, performance shares of LNC stock and cash. The performance measures for the initial grant under the new plan will be calculated over a three-year period from grant date and will compare LNC's performance relative

The Lincoln National Life Insurance Company to a selected group of peer companies. Comparative performance measures will include relative growth in earnings per share, return on equity and total share performance. Certain participants in the new plans will select from seven different combinations of stock options, performance shares and cash in determining the form of their award. Other participants will have their award paid in performance shares. This plan will replace the current LNC stock option plan.

Information with respect to LNC stock options outstanding for LNL employees and agents at December 31, 2002 is as follows:

                   Options Outstanding                          Options Exercisable
--------------------------------------------------------- -------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at    Weighted-
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Average Exercise
 Prices       2002          (Years)       Exercise Price       2002           Price
-------- -------------- ---------------- ---------------- -------------- ----------------
$10-$20       94,042          0.87            $19.80           94,042         $19.80
 21- 30    1,515,448          6.12             25.43        1,038,904          25.76
 31- 40      285,735          6.95             35.23          163,785          35.89
 41- 50    2,512,254          6.49             43.66        1,721,058          43.67
 51- 60    2,231,192          7.58             51.38        1,017,538          50.84
-------    ---------                                        ---------
$10-$60    6,638,671                                        4,035,327
=======    =========                                        =========

The option price assumptions used for grants to LNL employees and agents were as follows:

                                                    Year Ended December 31
                                                    2002    2001    2000
                                                    ------  ------  -----
     Dividend yield................................    2.5%    2.8%   4.6%
     Expected volatility...........................   39.6%   40.0%  39.2%
     Risk-free interest rate.......................    4.5%    4.6%   6.5%
     Expected life (in years)......................    4.2     4.2    4.9
     Weighted-average fair value per option granted $16.00  $13.38  $7.84

Information with respect to the incentive plans involving stock options granted to LNL employees and agents is as follows:

                                        Options Outstanding       Options Exercisable
                                     -------------------------- ------------------------
                                                   Weighted-                Weighted-
                                                    Average                  Average
                                       Shares    Exercise Price  Shares   Exercise Price
                                     ----------  -------------- --------- --------------
Balance at January 1, 2000..........  5,994,960      $39.88     2,143,460     $30.25
Granted-original....................  1,970,665       26.04
Granted-reloads.....................     40,278       45.99
Exercised (includes shares tendered)   (372,902)      21.98
Forfeited...........................   (464,048)      45.18
                                     ----------      ------     ---------     ------
Balance at December 31, 2000........  7,168,953      $36.69     2,813,438      13.92
                                     ==========      ======     =========     ======
Granted-original....................  1,418,190       43.52
Granted-reloads.....................     60,111       48.64
Exercised (includes shares tendered) (1,162,373)      28.45
Forfeited...........................   (251,604)      44.01
                                     ----------      ------     ---------     ------
Balance at December 31, 2001........  7,233,277       39.20     4,213,907      39.05
                                     ==========      ======     =========     ======
Granted-original....................  1,035,180       51.59
Granted-reloads.....................     12,103       48.41
Exercised (includes shares tendered) (1,316,702)      36.31
Forfeited...........................   (331,487)      46.09
Intercompany transfer...............      6,300       41.39
                                     ----------      ------     ---------     ------
Balance at December 31, 2002........  6,638,671      $41.39     4,035,327     $40.00
                                     ==========      ======     =========     ======

The Lincoln National Life Insurance Company

Information with respect to the LNC incentive plan SARs outstanding for LNL agents at December 31, 2002 is as follows:

                SARs Outstanding                                 SARs Exercisable
-        ------------------------------- ---------------- -------------------------------
-----------------------------------------------------------------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Weighted-Average
 Prices       2002          (Years)       Exercise Price       2002       Exercise Price
-----------------------------------------------------------------------------------------
$21-$30      487,710          2.19            $24.72         183,364          $24.72
 31- 40        3,875          2.45             36.98           1,788           36.90
 41- 50      518,588          3.20             43.57         115,956           43.59
 51- 60      372,075          4.20             52.10              --              --
-------    ---------                                         -------
$10-$60    1,382,248                                         301,108
=======    =========                                         =======

The option price assumptions used for grants to LNL agents under the LNC SAR plan for 2002, 2001 and 2000 were as follows:

                                                   2002    2001    2000
                                                  ------  ------  ------
      Dividend yield.............................    2.7%    2.7%    3.8%
      Expected volatility........................   29.5%   42.0%   46.0%
      Risk-free interest rate....................    5.0%    5.5%    7.3%
      Expected life (in years)...................    5.0     5.0     5.0
      Weighted-average fair value per SAR granted $10.86  $18.84  $14.62

Information with respect to the LNC incentive plan involving SARs granted to LNL agents is as follows:

                                          SARs Outstanding           SARs Exercisable
                                     --------------------------- ------------------------
                                                Weighted-Average         Weighted-Average
                                       Shares    Exercise Price  Shares   Exercise Price
                                     ---------  ---------------- ------- ----------------
Balance at January 1, 2000..........        --       $   --           --      $   --
Granted-original....................   866,168        24.94
Exercised (includes shares tendered)   (72,823)       24.72
Forfeited...........................   (42,293)       25.19
                                     ---------       ------      -------      ------
Balance at December 31, 2000........   751,052        24.94       82,421       24.72
                                     =========       ======      =======      ======
Granted-original....................   544,205        43.51
Exercised (includes shares tendered)  (142,785)       24.74
Forfeited...........................   (27,381)       28.92
                                     ---------       ------      -------      ------
Balance at December 31, 2001........ 1,125,091        33.85      102,710       25.02
                                     =========       ======      =======      ======
Granted-original....................   383,675        51.95
Exercised (includes shares tendered)   (90,818)       28.57
Forfeited...........................   (35,700)       34.95
                                     ---------       ------      -------      ------
Balance at December 31, 2002........ 1,382,248       $39.20      301,108      $32.06
                                     =========       ======      =======      ======

Restricted LNC stock (non-vested stock) awarded to LNL employees and agents from 2000 through 2002 was as follows:

                                                     Year Ended December 31
                                                       2002   2001    2000
                                                     ------- ------- -------
   Restricted stock (number of shares)..............  46,500  32,639  80,929
   Weighted-average price per share at time of grant $ 33.55 $ 45.59 $ 39.64

--------------------------------------------------------------------------------
7. Restrictions, Commitments and Contingencies


Statutory Information and Restrictions
Net income (loss) as determined in accordance with statutory accounting practices for The Lincoln National Life Insurance Company (the "Company") and its insurance subsidiaries excluding the insurance subsidiaries sold to Swiss Re in 2001 was $(0.252) billion, $0.197 billion and $0.621 billion for 2002, 2001 and 2000, respectively. On December 7, 2001, Swiss Re acquired LNC's reinsurance operations. The trans-

action structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNC's reinsurance operation. See Note 11 for further discussion of Swiss Re's acquisition of LNC's reinsurance operations.

Shareholder's equity as determined in accordance with statutory accounting practices for the Company and its insurance

The Lincoln National Life Insurance Company subsidiaries was $2.6 billion and $3.5 billion for December 31, 2002 and 2001, respectively.

The National Association of Insurance Commissioners revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual became effective January 1, 2001. The domiciliary states of the Company and its insurance subsidiaries have adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and has resulted in changes to the accounting practices that the Company and its insurance subsidiaries use to prepare their statutory-basis financial statements. The impact of these changes to the Company and its insurance subsidiaries' statutory-based capital and surplus as of January 1, 2001 was not significant.

The Company acquired a block of individual life insurance and annuity business from CIGNA Corporation in January 1998 and a block of individual life insurance from Aetna Inc. in October 1998. These acquisitions were structured as indemnity reinsurance transactions. The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related statutory ceding commission flows through the statement of operations as an expense resulting in a reduction of statutory earned surplus. As a result of these acquisitions, the Company's statutory earned surplus was negative.

The Company and its insurance subsidiaries are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNC. Generally, these restrictions pose no short-term liquidity concerns for LNC. As a result of negative statutory earned surplus, the Company was required to obtain the prior approval of the Indiana Insurance Commissioner ("Commissioner") before paying any dividends to LNC until its statutory earned surplus became positive. During the first quarter of 2002, the Company received approval from the Commissioner to reclassify total dividends of $495 million paid to LNC in 2001 from the Company's earned surplus to paid-in-capital. This change plus the increase in statutory earned surplus from the disposition of LNC's reinsurance operations through an indemnity reinsurance transaction with Swiss Re resulted in positive statutory earned surplus for the Company at December 31, 2001.

In general, dividends are not subject to prior approval from the Commissioner provided the Company's statutory earned surplus is positive and such dividends do not exceed the standard limitation of the greater of 10% of total statutory earned surplus or the amount of statutory earnings in the prior calendar year. Dividends of $710 million were paid by the Company to LNC in the second quarter of 2002. These distributions were made in two installments. The first installment of $60 million was paid in April. The second installment of $650 million was paid in June. As both installments exceeded the standard limitation noted above, a special request was made for each payment and each was approved by the Commissioner. Both distributions represented a portion of the proceeds received from the indemnity reinsurance transaction with Swiss Re. As a result of the payment of dividends plus the statutory loss in 2002, the Company's statutory earned surplus is negative as of December 31, 2002. Due to the negative statutory earned surplus as of December 31, 2002, any dividend(s) paid by the Company in 2003 will be subject to prior approval from the Commissioner. As occurred in 2001, dividends approved and paid while statutory earned surplus is negative will be classified as a reduction to paid-in-capital.

The Company is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, the Company is also subject to the regulatory requirements that the State of New York imposes upon accredited reinsurers.

Reinsurance Contingencies

See Note 11, "Acquisition and Divestitures," for discussion of contingencies surrounding Swiss Re's acquisition of LNC's reinsurance operations on December 7, 2001.

Marketing and Compliance Issues

Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. LNL's management continues to monitor the company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future developments will not materially affect the consolidated financial position of LNL.

Leases

LNL leases its Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide LNL with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. LNL also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods.

Total rental expense on operating leases in 2002, 2001 and 2000 was $55.5 million, $63.2 million and $61.7 million, respectively. Future minimum rental commitments are as follows (in millions):

                                2003...... $50.7
                                2004......  49.8
                                2005......  49.2
                                2006......  46.2
                                2007......  44.7
                                Thereafter  48.6

The Lincoln National Life Insurance Company

Information Technology Commitment

In February 1998, LNL signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. Annual costs are dependent on usage but are expected to range from $60.0 million to $70.0 million.

Insurance Ceded and Assumed

LNL's insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. LNL seeks reinsurance coverage within the businesses that sell life insurance to limit its liabilities. As of December 31, 2002, LNL's retention policy is to retain no more than $10.0 million on a single insured life. For 2003, the retention policy was changed to limit retention on new sales to $5 million. Portions of LNL's deferred annuity business have also been co-insured with other companies to limit LNC's exposure to interest rate risks. At December 31, 2002, the reserves associated with these reinsurance arrangements totaled $2,009.0 million. To cover products other than life insurance, LNL acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see Note 5). LNL's insurance companies remain liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

Vulnerability from Concentrations

At December 31, 2002, LNL did not have a material concentration of financial instruments in a single investee or industry. LNL's investments in mortgage loans principally involve commercial real estate. At December 31, 2002, 28% of such mortgages, or $1.2 billion, involved properties located in California and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $38.2 million. Also at December 31, 2002, LNL did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to LNL's financial position. Although LNL does not have any significant concentration of customers, LNL's Retirement segment has a long-standing distribution relationship with American Funds Distributors ("AFD") that is significant to this segment. In 2002, the American Legacy Variable Annuity product line sold through AFD accounted for about 15% of LNL's total gross annuity deposits. In addition, the American Legacy Variable Annuity product line represents approximately 31% of LNL's total gross annuity account values at December 31, 2002. Recently, LNL and AFD have agreed to transition the wholesaling of American Legacy to LFD. Currently, AFD uses wholesalers who focus on both American Funds mutual funds as well as the American Legacy Variable Annuity products. Segment management believes that this change to a dedicated team focused on key broker/dealer relationships developed in conjunction with AFD, should lead to renewed growth in American Legacy Variable Annuity sales.

Other Contingency Matters

LNL is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the consolidated financial position of LNL.

In 2001, LNL concluded the settlement of all class action lawsuits alleging fraud in the sale of LNL non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998. Since 2001, LNL has reached settlements with a substantial number of the owners of policies that opted out of the class action settlement. LNL continues to defend a small number of opt out claims and lawsuits. While there is continuing uncertainty about the ultimate costs of settling the remaining opt out cases, it is management's opinion that established reserves are adequate and future developments will not materially affect the consolidated financial position of LNL.

LNL has pursued claims with their liability insurance carriers for reimbursement of certain costs incurred in connection with the class action settlement and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, LNL settled their claims against three liability carriers on a favorable basis. LNL continues to pursue similar claims against a fourth liability insurance carrier.

For discussion of the resolution of legal proceedings related to LNC's sale of its former reinsurance business to Swiss Re, refer to the discussion within
Note 11, "Acquisitions and Divestitures."

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. LNL has accrued for expected assessments net of estimated future premium tax deductions.

Guarantees

LNL has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Guarantees with off-balance sheet risks having contractual values of $9.0 million and $10.3 million were outstanding at December 31, 2002 and 2001, respectively.

Certain subsidiaries of LNL have sold commercial mortgage loans through grantor trusts, which issued pass-through

The Lincoln National Life Insurance Company certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, LNL has recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to LNL. These guarantees expire in 2004 through 2009.

Derivative Instruments

LNL maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. LNL assesses these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of LNL's interest rate risk management strategy include interest rate swaps, interest rate caps and swaptions. Derivative instruments that are used as part of LNL's foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of LNL's equity market risk management strategy. Call options on the S&P 500 index were used for reinsurance programs and as a result of the acquisition by Swiss Re of LNC's reinsurance operations in December 2001, this equity market risk management strategy was terminated. LNL also uses credit default swaps as part of its credit risk management strategy.

By using derivative instruments, LNL is exposed to credit and market risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes LNL and, therefore, creates a payment risk for LNL. When the fair value of a derivative contract is negative, LNL owes the counterparty and therefore LNL has no payment risk. LNL minimizes the credit (or payment) risk in derivative instruments by entering into transactions with high quality counterparties that are reviewed periodically by LNL. LNL also maintains a policy of requiring that all derivative contracts be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.

LNL is required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under the majority of ISDA agreements and as a matter of policy, LNL has agreed to maintain financial strength or claims-paying ratings above S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by LNL would be dependent on the market value of the underlying derivative contract. In certain transactions, LNL and the counterparty have entered into a collateral support agreement requiring LNL to post collateral upon significant downgrade. LNC is required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa2. LNL also requires for its own protection minimum rating standards for counterparty credit protection. LNL is required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. LNL does not believe the inclusion of termination or collateralization events pose any material threat to its liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. LNL manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

LNL's derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of LNL's derivative activities. LNC's derivative instruments committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into LNL's overall risk management strategies.

The Lincoln National Life Insurance Company

LNL has derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                           Assets (Liabilities)
                                                                      ------------------------------
                                                       Notional or    Carrying Fair   Carrying Fair
                                                     Contract Amounts  Value   Value   Value   Value
                                                     ---------------  -------- -----  -------- -----
                                                       December 31      December 31    December 31
                                                      2002     2001     2002   2002     2001   2001
                                                     -------  ------- -------- -----  -------- -----
                                                                     (in millions)

                                                     ----------------------------------------------
Interest rate derivative instruments:
  Interest rate cap agreements...................... 1,276.8  1,258.8  $ 4.7   $ 4.7   $ 0.6   $ 0.6
  Swaptions.........................................   180.0  1,752.0    0.0     0.0     0.1     0.1
  Interest rate swap agreements.....................   429.1    335.1   51.9    51.9    21.0    21.0
                                                     -------  -------  -----   -----   -----   -----
    Total interest rate derivative instruments...... 1,885.9  3,345.9   56.6    56.6    21.7    21.7
Foreign currency derivative instruments:
  Foreign currency swaps............................    61.5     94.6   (2.4)   (2.4)    5.9     5.9
                                                     -------  -------  -----   -----   -----   -----
    Total foreign currency derivative instruments...    61.5     94.6   (2.4)   (2.4)    5.9     5.9
Credit derivative instruments:
  Credit default swaps..............................    26.0     29.0    0.9     0.9     0.9     0.9
Equity indexed derivative instruments:
  Call options (based on LNC Stock).................     1.3      1.1    7.4     7.4    20.5    20.5
                                                     -------  -------  -----   -----   -----   -----
    Total equity indexed derivative instruments.....     1.3      1.1    7.4     7.4    20.5    20.5
Embedded derivatives per FAS 133....................      --       --    2.3     2.3     0.3     0.3
                                                     -------  -------  -----   -----   -----   -----
    Total derivative instruments.................... 1,974.7  3,470.6  $64.8   $64.8   $49.3   $49.3
                                                     =======  =======  =====   =====   =====   =====

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                               Interest Rate                     Interest Rate
                              Cap Agreements       Swaptions     Swap Agreements
                             ----------------  ----------------- -------------
                                December 31       December 31     December 31
                               2002     2001     2002     2001    2002    2001
                             -------  -------  --------  ------- -----   ------
                                               (in millions)
                             -------------------------------------------------
Balance at beginning-of-year 1,258.8  1,558.8   1,752.0  1,752.0 335.1    708.2
New contracts...............   800.0       --        --       -- 146.6       --
Terminations and maturities.  (782.0)  (300.0) (1,572.0)      -- (52.6)  (373.1)
                             -------  -------  --------  ------- -----   ------
Balance at end-of-year...... 1,276.8  1,258.8     180.0  1,752.0 429.1    335.1
                             =======  =======  ========  ======= =====   ======

                                                Foreign Currency
                                                Swap Agreements
                                                ---------------
                                                 December 31
                                                 2002    2001
                                                 -----   ------
                                                (in millions)
                                                ---------------
                   Balance at beginning-of-year  94.6     37.5
                   New contracts...............    --     80.9
                   Terminations and maturities. (33.1)   (23.8)
                   Foreign exchange adjustment.    --       --
                                                 -----   -----
                   Balance at end-of-year......  61.5     94.6
                                                 =====   =====

The Lincoln National Life Insurance Company

                                                    Call Options Call Options
                                     Credit Default  (Based on    (Based on
                                       Swaps            S&P)     LNC Stock)
                                     -------------- ------------ -----------
                                     December 31    December 31  December 31
                                     2002    2001   2002  2001   2002   2001
                                     ----    ------ ---- ------  ----   ----
                                                (in millions)
                                     --------------------------------------
        Balance at beginning-of-year 29.0    29.0    --   183.3   1.1    0.6
        New contracts...............   --      --    --   141.9   0.3    0.6
        Terminations and maturities. (3.0)     --    --  (325.2) (0.1)  (0.1)
                                      ----    ----   --  ------  ----   ----
        Balance at end-of-year...... 26.0    29.0    --      --   1.3    1.1
                                      ====    ====   ==  ======  ====   ====

                                                Total Return Swaps
                                                December 31
                                                ------------------
                                                2002     2001
                                                ------- ---------
                                                (in millions)
                                                ------------------
                   Balance at beginning-of-year  --         --
                   New contracts...............  --      190.0
                   Terminations and maturities.  --     (190.0)
                                                 --      ------
                   Balance at end-of-year......  --         --
                                                 ==      ======

Accounting for Derivative Instruments and Hedging Activities

As of December 31, 2002 and 2001, LNL had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. LNL did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 to the consolidated financial statements for detailed discussion of the accounting treatment for derivative instruments. For the year ended December 31, 2002 and 2001, LNL recognized a net gain of $2.5 million after-tax and a net loss of $6.0 million after-tax, respectively, in net income as a component of realized gains and losses on investments and derivative instruments. These gains (losses) relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain
(loss) on swap terminations. For the year ended December 31, 2002 and 2001, LNL recognized a gain of $8.8 million after-tax and $4.9 million after-tax, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges. In addition, for the year ended December 31, 2001, $0.5 million after-tax was reclassified from unrealized gain (loss) on securities available-for-sale to unrealized gain
(loss) on derivative instruments, both in OCI. This reclassification relates to derivative instruments that were marked to market through unrealized gain
(loss) on securities available-for-sale prior to the adoption of FAS 133.

Derivative Instruments Designated in Cash Flow Hedges

Interest Rate Swap Agreements
LNL uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. LNL is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued.

LNL also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2002, there were no interest rate swaps hedging forecasted asset purchases.

Foreign Currency Swaps
LNL uses foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging

The Lincoln National Life Insurance Company foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2003 through 2006.

Call Options on LNC Stock
LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to LNL agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. LNL's call option positions will be maintained until such time the SARs are either exercised or expire and LNL's SAR liabilities are extinguished. The SARs expire five years from the date of grant.

Total Return Swaps
LNL used total return swaps in 2001 to hedge its exposure to interest rate and spread risk resulting from the forecasted sale of assets in a securitization of certain LNL mortgage loans in 2001. A total return swap is an agreement that allows the holder to protect itself against loss of value by effectively transferring the economic risk of asset ownership to the counterparty. The holder pays (receives) the total return equal to interest plus capital gains or losses on a referenced asset and receives a floating rate of interest. As of December 31, 2002, LNL did not have any open total return swaps.

Gains and losses on derivative contracts are reclassified from accumulated OCI to current period earnings. As of December 31, 2002, $13.7 million of the deferred net gains on derivative instruments accumulated in OCI are expected to be reclassified as earnings during the next twelve months. The amount reclassed from accumulated OCI to earnings for derivative instruments was $16.1 million and $9.7 million for the year ended December 31, 2002 and 2001, respectively. This reclassification is primarily due to the receipt of interest payments associated with variable rate securities and forecasted purchases, the receipt of interest payments associated with foreign currency securities, and the periodic vesting of SARs.

All Other Derivative Instruments

LNL uses various other derivative instruments for risk management purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by LNL for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in current income during the period of change (reported as realized gain (loss) on investments in the consolidated statement of income except where otherwise noted below).

Interest Rate Cap Agreements
The interest rate cap agreements, which expire in 2003 through 2007, entitle LNL to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of LNL's interest rate cap agreement program is to provide a level of protection for its annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under FAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under FAS 133.

Swaptions
Swaptions, which expire in 2003, entitle LNL to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of LNL's swaption program is to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provide an economic hedge of the annuity line of business. However, the swaptions are not linked to specific assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under FAS 133. Therefore, the swaptions do not qualify for hedge accounting under FAS 133.

Credit Default Swaps
LNL uses credit default swaps which expire in 2003 through 2006 to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows LNL to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. LNL has not currently qualified credit default swaps for hedge accounting under FAS 133 as amounts are insignificant.

Call Options on S&P 500 Index
Prior to Swiss Re's acquisition of LNC's reinsurance operation in December 2001, LNL used S&P 500 index call options to offset the increase in its liabilities resulting from certain reinsurance agreements which guaranteed payment of the appreciation of the S&P 500 index on certain underlying annuity products. The call options provided LNL with settlement payments from the counterparties on specified expiration dates. The payment, if any, was the percentage increase in the index, over the strike price defined in the contract, applied to the notional amount. The S&P 500 call options provided an economic hedge of the reinsurance liabilities, but the hedging relationship was not eligible for hedge accounting treatment under FAS 133.

The Lincoln National Life Insurance Company

Call Options on LNC Stock
As discussed previously in the Cash Flow Hedges section, LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to LNL agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under FAS 133.

Derivative Instrument Embedded in Deferred Compensation Plan
LNC has certain deferred compensation plans that have embedded derivative instruments. LNL's liability related to these plans varies based on the investment options selected by its participants. The liability related to certain investment options selected by the participants is marked to market through net income. This derivative instrument is not eligible for hedge accounting treatment under FAS 133.

Call Options on Bifurcated Remarketable Put Bonds
LNL owns various debt securities that contain call options attached by an investment banker before the sale to the investor. These freestanding call options are exercisable by a party other than the issuer of the debt security to which they are attached and are accounted for separately from the debt security. LNL has not currently qualified call options bifurcated from remarketable put bonds for hedge accounting treatment as amounts are insignificant.

LNL has used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, any derivative type that was not outstanding from January 1, 2001 through December 31, 2002 is not discussed in this disclosure. Other derivative instruments LNL has used include spread-lock agreements, financial futures, put options, and commodity swaps. At December 31, 2002, there are no outstanding positions in these derivative instruments.

Additional Derivative Information
Income and (expenses) for the agreements and contracts described above amounted to $12.2 million, $3.5 million and $(7.3) million in 2002, 2001 and 2000, respectively. The increase in income for 2002 was primarily because of payments received on interest rate swaps. The increase in 2001 was primarily because under FAS 133 premiums for caps and swaptions are no longer amortized.

LNL is exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, LNL does not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in LNL's favor. At December 31, 2002, the exposure was $62.5 million.


--------------------------------------------------------------------------------
8. Fair Value of Financial Instruments


The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of LNL's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of LNL's financial instruments.

Fixed Maturity and Equity Securities
Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

Mortgage Loans on Real Estate
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans
The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Derivative Instruments
LNL employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices for financial futures contracts; 2) industry standard models that are commercially available for interest rate cap agreements, swaptions, spread-lock agreements, interest rate swaps, commodity swaps, credit default swaps and total return swaps; 3) Monte Carlo techniques for the equity call options on LNC stock. These techniques project cash flows of the derivatives using current and implied future market conditions. The cash flows are then present valued to arrive at the derivatives' current fair market values; and 4) Black-Scholes pricing methodology for standard European equity call options.

Other Investments, and Cash and Invested Cash
The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance

The Lincoln National Life Insurance Company sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

Investment Type Insurance Contracts
The balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds," include investment type insurance contracts (i.e. deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions "Insurance Policy and Claims Reserves" and "Contractholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by LNL. It is LNL's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about LNL's shareholders' equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. LNL and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Short-term Debt and Surplus Notes Due LNC
Fair values for the surplus notes due LNC are based on quoted market prices of similar issues or are estimated using discounted cash flow analysis based on LNL's current incremental borrowing rate for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, the carrying value approximates fair value.

Guarantees
LNL's guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to the mortgage loan pass-through certificates is insignificant.

Investment Commitments
Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts
Assets held in separate accounts are reported in the accompanying consolidated balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of LNL's financial instruments are as follows:

                                                               Carrying Value Fair Value  Carrying Value Fair Value
                                                               ----------------------------------------------------
                                                                                    December 31
                                                               ----------------------------------------------------
                                                                    2002         2002          2001         2001
                                                               ----------------------------------------------------
                                                                                   (in millions)
                                                               ----------------------------------------------------
Assets (liabilities):
  Fixed maturities securities.................................   $ 31,310.9   $ 31,310.9    $ 26,944.9   $ 26,944.9
  Equity securities...........................................        207.7        207.7         258.7        258.7
  Mortgage loans on real estate...............................      4,199.7      4,672.5       4,527.3      4,682.6
  Policy loans................................................      1,937.7      2,109.4       1,931.1      2,089.5
  Derivative Instruments......................................         64.8         64.8          49.3         49.3
  Other investments...........................................        377.7        377.7         507.0        507.0
  Cash and invested cash......................................      1,246.5      1,246.5       2,818.4      2,818.4
Investment type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.    (20,175.0)   (20,408.3)    (18,220.7)   (18,261.5)
  Remaining guaranteed interest and similar contracts.........       (112.6)      (120.3)       (123.5)      (129.8)
  Short-term debt.............................................       (103.7)      (103.7)       (261.8)      (261.8)
  Surplus notes payable to LNC................................     (1,250.0)    (1,125.4)     (1,250.0)      (962.0)
  Guarantees..................................................         (0.4)          --          (0.3)          --
  Investment commitments......................................           --          0.9            --         (5.3)

The Lincoln National Life Insurance Company

As of December 31, 2002 and 2001, the carrying value of the deposit contracts and certain guaranteed contracts is net of deferred acquisition costs of $486.0 million and $338.9 million, respectively, excluding adjustments for deferred acquisition costs applicable to changes in fair value of securities. The carrying values of these contracts are stated net of deferred acquisition costs so that they are comparable with the fair value basis.

--------------------------------------------------------------------------------
9. Segment Information

LNL has two business segments: Lincoln Retirement (formerly known as the Annuities segment) and Life Insurance. Prior to the fourth quarter of 2001, LNL had a Reinsurance segment. LNL's reinsurance business was acquired by Swiss Re in December 2001. As the majority of the business acquired by Swiss Re was via indemnity reinsurance agreements, LNL is not relieved of its legal liability to the ceding companies for this business. This means that the liabilities and obligations associated with the reinsured contracts remain on the balance sheets of LNL with a corresponding reinsurance receivable from Swiss Re. In addition, the gain resulting from the indemnity reinsurance portion of the transaction was deferred and is being amortized into earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. The ongoing management of the indemnity reinsurance contracts and the reporting of the deferred gain is within LNL's Other Operations. Given the lengthy period of time over which LNL will continue to amortize the deferred gain, and the fact that related assets and liabilities will continue to be reported on LNL's financial statements, the historical results for the Reinsurance segment prior to the close of the transaction with Swiss Re are not reflected in discontinued operations, but as a separate line in Other Operations. The results for 2001 related to the former Reinsurance segment are for the eleven months ended November 30, 2001.

The Lincoln Retirement segment, headquartered in Fort Wayne, Indiana, provides tax-deferred investment growth and lifetime income opportunities for its clients through the manufacture and sale of fixed and variable annuities. Through a broad-based distribution network, Lincoln Retirement provides an array of annuity products to individuals and employer-sponsored groups in all 50 states of the United States. Lincoln Retirement distributes some of its products through LNL's wholesaling unit, LFD, as well as LNL's retail unit, LFA. In addition, group fixed and variable annuity products and the Alliance program are distributed to the employer-sponsored retirement market through Lincoln Retirement's Fringe Benefit Division dedicated sales force.

The Life Insurance segment, headquartered in Hartford, Connecticut, focuses on the creation and protection of wealth for its clients through the manufacture and sale of life insurance products throughout the United States. The Life Insurance segment offers universal life, variable universal life, interest-sensitive whole life, term life and corporate owned life insurance. The segment also offers linked-benefit life insurance (a universal life product with a long-term care benefit). A majority of the Life Insurance segment's products are currently distributed through LFD and LFA. In the third quarter 2002, the Life Insurance segment entered into a marketing agreement to distribute life insurance products through the M Financial Group, a well-respected and successful nationwide organization of independent firms serving the needs of affluent individuals and corporations.

LNL reports operations not directly related to the business segments and unallocated corporate items (i.e., unallocated overhead expenses including interest on short-term and long-term borrowings and the operations of the Fort Wayne, Indiana based 401(k) business; LFA and LFD in "Other Operations". As noted above, the financial results of the former Reinsurance segment were moved to Other Operations upon the close of the transaction with Swiss Re in December 2001.

The Lincoln National Life Insurance Company

Financial data by segment for 2000 through 2002 is as follows:

                                                                                            Year Ended December 31
                                                                                           2002      2001      2000
                                                                                         --------  --------  --------
                                                                                                 (in millions)
                                                                                         ----------------------------
Revenue, Excluding Net Investment Income and Net Realized Gain (Loss) on Investments and
 Derivative Instruments and Sale of Subsidiaries:
  Lincoln Retirement.................................................................... $  552.4  $  663.1  $  745.4
  Life Insurance........................................................................    982.6     987.3     964.9
  Other Operations......................................................................    558.3   1,835.5   1,738.7
  Consolidating adjustments.............................................................   (228.4)   (228.1)   (223.5)
                                                                                         --------  --------  --------
Total................................................................................... $1,864.9  $3,257.8  $3,225.5
                                                                                         ========  ========  ========
Net Investment Income:
  Lincoln Retirement.................................................................... $1,424.2  $1,370.0  $1,393.5
  Life Insurance........................................................................    899.1     910.2     871.5
  Other Operations......................................................................    186.2     274.0     321.8
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $2,509.5  $2,554.2  $2,586.8
                                                                                         ========  ========  ========
Realized Gain (Loss) on Investments and Derivative Instruments and Sale of Subsidiaries:
  Lincoln Retirement.................................................................... $ (195.3) $  (64.8) $   (5.2)
  Life Insurance........................................................................    (96.7)    (56.9)    (17.4)
  Other Operations......................................................................     18.5       5.1      (1.7)
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $ (273.5) $ (116.6) $  (24.3)
                                                                                         ========  ========  ========
Income (Loss) before Federal Income Taxes and Cumulative Effect of Accounting Changes:
  Lincoln Retirement.................................................................... $   (3.7) $  312.8  $  438.0
  Life Insurance........................................................................    298.7     369.8     392.7
  Other Operations......................................................................   (337.5)    (14.7)     51.0
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $  (42.5) $  667.9  $  881.7
                                                                                         ========  ========  ========
Federal Income Tax Expense (Benefit):
  Lincoln Retirement.................................................................... $  (58.6) $   36.3  $   79.4
  Life Insurance........................................................................     89.7     131.2     143.4
  Other Operations......................................................................   (122.6)    (11.3)     10.0
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $  (91.5) $  156.2     232.8
                                                                                         ========  ========  ========
Cumulative Effect of Accounting Changes:
  Lincoln Retirement.................................................................... $     --  $   (7.3) $     --
  Life Insurance........................................................................       --      (5.5)       --
  Other Operations......................................................................       --      (2.8)       --
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $     --  $  (15.6) $     --
                                                                                         ========  ========  ========
Net Income (Loss):
  Lincoln Retirement.................................................................... $   54.9  $  269.2  $  358.6
  Life Insurance........................................................................    209.0     233.1     249.3
  Other Operations......................................................................   (214.9)     (6.2)     41.0
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total Net Income........................................................................ $   49.0  $  496.1  $  648.9
                                                                                         ========  ========  ========

                                                December 31
                                         2002       2001      2000
                                       --------- ---------  ---------
                                               (in millions)
                                       ------------------------------
          Assets:
            Lincoln Retirement........ $52,827.2 $56,888.2  $60,267.1
            Life Insurance............  19,591.6  18,409.7   17,939.1
            Other Operations..........  11,517.3  14,181.4   11,546.1
            Consolidating adjustments.     186.8      (1.3)     112.6
                                       --------- ---------  ---------
          Total Assets................ $84,122.9 $89,478.0  $89,864.9
                                       ========= =========  =========

The Lincoln National Life Insurance Company

During 2000, management initiated a plan to change the operational and management reporting structure of its wholesale distribution organization. Beginning with the quarter ended March 31, 2001, LFD, the wholesaling arm of LNL's distribution network, was reported within Other Operations. Previously, LNL's wholesaling efforts were conducted separately within the Lincoln Retirement and Life Insurance segments.

Also, in the fourth quarter of 2000, a decision was made to change the management reporting and operational responsibilities for First Penn's Schaumburg, Illinois annuities business. Beginning with the quarter ended March 31, 2001, the financial reporting for First Penn's annuities business was included in the Lincoln Retirement segment. This business was previously managed and reported in the Life Insurance segment.

LNL has an immaterial amount of foreign operations reported in its segments. Foreign intracompany revenues are not significant.

--------------------------------------------------------------------------------
10. Shareholder's Equity


All of the 10 million authorized, issued and outstanding shares of $2.50 par value common stock of LNL are owned by LNC.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                      December 31
                                                    2002       2001
                                                 ---------  ---------
                                                     (in millions)
                                                 --------------------
         Fair value of securities available-for-
          sale.................................. $31,518.7  $27,203.6
         Cost of securities available-for-sale..  29,943.0   26,860.5
                                                 ---------  ---------
         Unrealized gain........................   1,575.7      343.1
         Adjustments to deferred acquisition
          costs.................................    (418.4)     (81.3)
         Amounts required to satisfy
          policyholder commitments..............     (58.7)        --
         Foreign currency exchange rate
          adjustment............................       9.8         --
         Deferred income credits (taxes)........    (405.3)     (89.8)
                                                 ---------  ---------
         Net unrealized gain on securities
          available-for-sale.................... $   703.1  $   172.0
                                                 =========  =========

Adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments are netted against the Deferred Acquisition Costs asset line and included within the Insurance Policy and Claim Reserve line on the balance sheet, respectively.

Details underlying the change in "Net Unrealized Gain (Loss) on Securities Available-for-Sale, Net of Reclassification Adjustment" shown on the Consolidated Statements of Shareholder's Equity are as follows:

                                               Year Ended December 31
                                                2002    2001   2000
                                               ---------------------
           Unrealized gains on securities
            available-for-sale arising during
            the year.......................... $774.4  $381.3 $289.8
           Less: reclassification adjustment
            for gains (losses) included in net
            income (1)........................  (72.1)   36.2  (65.4)
           Less: Federal income tax expense
            (benefit).........................  315.4   120.1  (92.3)
                                               ------  ------ ------
           Net Unrealized gain on securities
            available-for-sale, net of
            reclassification and Federal
            income tax expense (benefit)...... $531.1  $225.0 $447.5
                                               ======  ====== ======

--------
/(1)/The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments.

The "Net Unrealized Gain (Loss) on Derivative Instruments" component of other comprehensive income shown on the Consolidated Statements of Shareholder's Equity for 2002 and 2001 is net of Federal income tax expense (benefit) of $(1.2) million and $12.6 million ($9.5 million of the tax expense for 2001 relates to the transition adjustment recorded in the first quarter of 2001 for the adoption of FAS 133), respectively, and adjustments to deferred amortization costs of $1.6 million and $23.8 million ($18.3 million of the adjustments for 2001 relate to the transition adjustment recorded for the adoption of FAS 133), respectively.

The Lincoln National Life Insurance Company
Notes to Consolidated Financial Statements (continued)

--------------------------------------------------------------------------------
11. Acquisitions and Divestitures


On August 30, 2002, LNL acquired The Administrative Management Group, Inc. ("AMG"), an employee benefits record keeping firm for $21.6 million in cash. Contingent payments up to an additional $14 million will be paid over a period of 4 years (2003-2006) if certain criteria are met. Any such contingent payments will be expensed as incurred. AMG, a strategic partner of LNL's Retirement segment for several years, provides record keeping services for the Lincoln Alliance Program along with approximately 400 other clients nationwide. As of December 31, 2002, the application of purchase accounting to this acquisition resulted in goodwill of $20.2 million.

On December 7, 2001, Swiss Re acquired LNC's reinsurance operation for $2.0 billion. In addition, LNC retained the capital supporting the reinsurance operation. After giving affect to the increased levels of capital needed within the Life Insurance and Lincoln Retirement segments that result from the change in the ongoing mix of business under LNC's internal capital allocation models, the disposition of LNC's reinsurance operation has freed-up approximately $100 million of retained capital.

The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNC's reinsurance operation. Two of the stock companies sold, LNH&C and LNRAC, were wholly-owned subsidiaries of the Company. At the time of closing, an immediate gain of $5.6 million after-tax was recognized on the sale of the stock companies. A gain of $698.0 million after-tax ($1.1 billion pre-tax) relating to the indemnity reinsurance agreements was reported at the time of closing by LNL. This gain was recorded as a deferred gain on LNL's consolidated balance sheet, in accordance with the requirements of FAS 113, and is being amortized in earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years.

Effective with the closing of the transaction, the former Reinsurance segment's historical results were included in "Other Operations." During December 2001, LNL recognized in Other Operations $4.3 million ($6.8 million pre-tax) of deferred gain amortization. In addition, in December 2001, LNL recognized $7.9 million ($12.5 million pre-tax) of accelerated deferred gain amortization relating to the fact that certain Canadian indemnity reinsurance contracts were novated after the sale, but prior to December 31, 2001.

On October 29, 2002 LNC and Swiss Re settled disputed matters totaling about $770 million that had arisen in connection with the final closing balance sheets associated with Swiss Re's acquisition of LNC's reinsurance operations. The settlement provided for a payment by LNL of $195 million to Swiss Re, which was recorded by LNL as a reduction in deferred gain. As a result of additional information made available to LNC following the settlement with Swiss Re in the fourth quarter of 2002, LNL recorded a further reduction in the deferred gain of $30.8 million after-tax ($47.4 million pre-tax), as well as a $6.9 million after-tax ($10.6 million pre-tax) reduction in the gain on the sale of subsidiaries.

As part of the dispute settlement, LNL also paid $100 million to Swiss Re in satisfaction of LNC's $100 million indemnification obligation with respect to personal accident business. As a result of this payment, LNC has no further underwriting risk with respect to the reinsurance business sold. However, because LNL has not been relieved of its legal liabilities to the underlying ceding companies with respect to the portion of the business reinsured by Swiss Re, under FAS 113 the reserves for the underlying reinsurance contracts as well as a corresponding reinsurance recoverable from Swiss Re will continue to be carried on LNL's balance sheet during the run-off period of the underlying reinsurance business. This is particularly relevant in the case of the exited personal accident reinsurance line of business where the underlying reserves are based upon various estimates that are subject to considerable uncertainty.

As a result of developments and information obtained during 2002 relating to personal accident matters, LNL increased these exited business reserves by $184.1 million after-tax ($283.2 million pre-tax). After giving effect to LNC's $100 million indemnification obligation, LNL recorded a $119.1 million after-tax ($183.2 million pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain.

The combined effects of the 2002 settlement of disputed matters and exited business reserve increases reduced the $698 million after-tax ($1.1 billion pre-tax) deferred gain reported at closing by $38.5 million after-tax ($59.2 million pre-tax). During 2002, LNL amortized $46.2 million after-tax ($71.1 million pre-tax) of the deferred gain. An additional $1.3 million after-tax ($2 million pre-tax) of deferred gain was recognized due to a novation of certain Canadian business during 2002.

Through December 31, 2002, of the original $1.84 billion in proceeds received by LNL, approximately $0.52 billion was paid for taxes and deal expenses and approximately $0.825 billion was paid to LNC as dividends. LNL also paid $195 million to Swiss Re to settle the closing balance sheet disputed matters and $100 million to satisfy LNC's personal accident business indemnification obligations. The remaining proceeds have been dedicated to the ongoing capital needs of the Company.

Because of ongoing uncertainty related to the personal accident business, the reserves related to this exited business line carried on LNL's balance sheet at December 31, 2002 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under FAS 113 LNL would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, LNL would record a corresponding increase in reinsurance recoverable from Swiss Re. However, FAS 113 does not permit LNL to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, LNL would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re

The Lincoln National Life Insurance Company and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. No cash would be transferred between LNL and Swiss Re as a result of these developments.

Accordingly, even though LNL has no continuing underwriting risk, and no cash would be transferred between LNL and Swiss Re, in the event that future developments indicate LNL's December 31, 2002 personal accident reserves are deficient or redundant, FAS 113 requires LNL to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

As noted above, effective with the closing of the transaction, the Reinsurance segment's results for the eleven months ended November 30, 2001 and the year ended December 31, 2000 were included in "Other Operations."

Earnings from LNL's reinsurance operations were as follows:

                                                                                         Year Ended December 31
                                                                                  -------------------------------------
                                                                                  Eleven Months Ended    Year Ended
                                                                                   November 30, 2001  December 31, 2000
                                                                                  ------------------- -----------------
                                                                                              (in millions)
                                                                                  -------------------------------------
Revenue..........................................................................      $1,521.0           $1,532.2
Benefits and Expenses............................................................       1,383.5            1,384.8
                                                                                       --------           --------
  Income before Federal Income Taxes and Cumulative Effect of Accounting Changes.         137.5              147.4
Federal Income Taxes.............................................................          45.6               44.3
                                                                                       --------           --------
  Income before Cumulative Effect of Accounting Changes..........................          91.9              103.1
Cumulative Effect of Accounting Changes (after-tax)..............................          (2.4)                --
                                                                                       --------           --------
  Net Income.....................................................................         $89.5           $  103.1
                                                                                       ========           ========

--------------------------------------------------------------------------------
12. Restructuring Charges

In 1999, LNL implemented a restructuring plan relating to the discontinuance of HMO excess-of-loss reinsurance programs. The charge associated with this restructuring plan totaled $3.2 million after-tax ($4.9 million pre-tax) and was included in Underwriting, Acquisition, Insurance and Other Expenses on the Consolidated Statement of Income for the year ended December 31, 1999. The pre-tax costs for this plan included $2.4 million for employee severance and termination benefits and $2.5 million for costs relating to exiting business activities. Through December 31, 2001, actual pre-tax costs of $3.7 million were expended or written-off under this restructuring plan. During the fourth quarter of 2000, $1.0 million (pre-tax) of the original charge for the discontinuance of the HMO excess-of-loss restructuring plan was reversed. During the fourth quarter of 2001, the remaining restructuring reserve of $0.2 million relating to the HMO excess-of-loss reinsurance programs was transferred to Swiss Re as part of its acquisition of LNC's reinsurance operations.

During 2001, LNL implemented restructuring plans relating to 1) the consolidation of the Syracuse operations of Lincoln Life New York into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine; 2) the elimination of duplicative functions in the Schaumburg, Illinois operations of First Penn, and the absorption of these functions into the Lincoln Retirement and Life Insurance segment operations in Fort Wayne, Indiana and Hartford, Connecticut; 3) the reorganization of the life wholesaling function within the independent planner distribution channel, consolidation of retirement wholesaling territories, and streamlining of the marketing and communications functions in LFD; 4) the reorganization and consolidation of the life insurance operations in Hartford, Connecticut related to the streamlining of underwriting and new business processes and the completion of outsourcing of administration of certain closed blocks of business; 5) the combination of LFD channel oversight, positioning of LFD to take better advantage of ongoing "marketplace consolidation" and expansion of the customer base of wholesalers in certain non-productive territories and 6) the consolidation of operations and space in LNL's Fort Wayne, Indiana operations. In light of the divestiture of LNL's reinsurance operations, which were headquartered in Fort Wayne, excess space and printing capacity will not be used.

The Syracuse restructuring charge was recorded in the first quarter of 2001. The Schaumburg, Illinois restructuring charge was recorded in the second quarter of 2001, the LFD restructuring charges were recorded in the second and fourth quarters of 2001, and the remaining restructuring charges were recorded in the fourth quarter of 2001. The LFD restructuring plan that was initiated in the second quarter of 2001 was completed in the fourth quarter of 2002. The Life Insurance segment restructuring plan that was initiated in the fourth quarter of 2001 was completed in the fourth quarter of 2002.

The Lincoln National Life Insurance Company

The aggregate charges associated with all restructuring plans entered into during 2001 totaled $24.3 million after-tax ($37.4 million pre-tax) and were included in Underwriting, Acquisition, Insurance and Other Expenses on the Consolidated Statement of Income for the year ended December 31, 2001. The component elements of these aggregate pre-tax costs include employee severance and termination benefits of $12.2 million, write-off of impaired assets of $3.2 million and other exit costs of $22.0 million primarily related to the termination of equipment leases ($1.4 million) and rent on abandoned office space ($19.5 million). Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under the Syracuse restructuring plan. The total amount expended for this plan exceeded the original restructuring reserve by $0.3 million. Actual pre-tax costs totaling $1.8 million were expended or written-off and 26 positions were eliminated under the second quarter of 2001 LFD restructuring plan. The amount expended for this plan was equal to the original reserve. Actual pre-tax costs totaling $2.3 million were expended or written-off and 36 positions were eliminated under the fourth quarter of 2001 Life Insurance segment restructuring plan. The amount expended for this plan was in excess of the original reserve by less than $0.1 million. In addition, $0.1 million of excess reserve on the FPP restructuring plan was released during the second quarter of 2002 and $1.5 million of excess reserve on the Fort Wayne restructuring plan was released during the third quarter of 2002. The release of the reserve on the Fort Wayne restructuring plan was due to LNC's purchase and ultimate sale of the vacant building on terms which were favorable to what was included in the original restructuring plan for rent on this abandoned office space. Actual pre-tax costs totaling $29.8 million have been expended or written off for the three remaining plans through December 31, 2002. As of December 31, 2002, a balance of $0.9 million remains in the restructuring reserves for these plans and is expected to be utilized in the completion of the plans. Details of each of these 2001 restructuring plans are provided below.

During the first quarter of 2001, LNL recorded a restructuring charge in its Lincoln Retirement segment of $0.65 million ($1.0 million pre-tax). The objective of this restructuring plan was to consolidate the Syracuse operations of Lincoln Life & Annuity Company of New York into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine, in order to reduce on-going operating costs and eliminate redundant facilities. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $0.8 million related to the elimination of 30 positions and (2) other costs of $0.2 million related primarily to lease payments on abandoned office space. This plan was completed in the first quarter of 2002. Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under this plan. The $0.3 million expended in excess of the restructuring charge was expensed as incurred.

During the second quarter of 2001, LNL recorded restructuring charges in its Lincoln Retirement and Life Insurance segments of $0.63 million ($0.97 million pre-tax) and $2.03 million ($3.12 million pre-tax), respectively, related to a restructuring plan for the Schaumburg, Illinois operations of First Penn-Pacific. The objective of this plan was to eliminate duplicative functions in Schaumburg, Illinois by transitioning them into the Lincoln Retirement and Life Insurance segment operations in Fort Wayne, Indiana and Hartford, Connecticut, respectively, in order to reduce ongoing operating costs. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $3.19 million related to the elimination of 27 positions and (2) other costs of $0.9 million. Actual pre-tax costs totaling $3.7 million have been expended or written-off and 26 positions have been eliminated under this plan through December 31, 2002. In the second quarter of 2002, $0.1 million of the original charge for this plan was reversed. As of December 31, 2002, a balance of $0.3 million remains in the restructuring reserve for this plan. Expenditures under this plan are expected to be completed in the first quarter of 2004.

During the second quarter of 2001, LNL recorded a restructuring charge for LFD in "Other Operations" of $1.2 million ($1.8 million pre-tax). The objectives of this restructuring plan were to reorganize the life wholesaling function with the independent planner distribution channel, consolidate retirement wholesaling territories, and streamline the marketing and communications functions. The restructuring plan identified severance and termination benefits of $1.8 million (pre-tax) related to the elimination of 33 positions. This plan was completed in the fourth quarter of 2002. Actual pre-tax costs totaling $1.8 million were expended and 26 positions were eliminated under this plan.

During the fourth quarter of 2001, LNL recorded a restructuring charge in its Life Insurance segment of $1.5 million ($2.3 million pre-tax). The objectives of this restructuring plan were to reorganize and consolidate the life insurance operations in Hartford, Connecticut related to the streamlining of underwriting and new business processes and the completion of outsourcing of administration of certain closed blocks of business. The restructuring plan identified severance and termination benefits of $2.3 million (pre-tax) related to the elimination of 36 positions. This plan was completed in the fourth quarter of 2002. Actual pre-tax costs totaling $2.3 million were expended and 36 positions were eliminated under this plan. The amount expended for this plan was in excess of the original reserve by less than $0.1 million.

During the fourth quarter of 2001, LNL recorded a restructuring charge for LFD in "Other Operations" of $2.5 million ($3.8 million pre-tax). The objectives of this restructuring plan were to combine channel oversight, position LFD to take better advantage of ongoing "marketplace consolidation" and to expand the customer base of wholesalers in certain territories. The restructuring plan identified severance and termination benefits of $3.8 million (pre-tax) related to the elimination of 63 positions. Actual pre-tax costs totaling $3.8 million have been expended and 62 positions have been eliminated under this plan through December 31, 2002. As of December 31, 2002, a balance of less than $0.1 million remains in the re-

The Lincoln National Life Insurance Company structuring reserve for this plan. Expenditures under this restructuring plan are expected to be completed in the first quarter of 2003.

During the fourth quarter of 2001, LNL recorded a restructuring charge in "Other Operations" of $15.8 million ($24.4 million pre-tax). The objectives of this restructuring plan were to consolidate operations and reduce excess space in LNL's Fort Wayne, Indiana operations. In light of the divestiture of LNL's reinsurance operations, which were headquartered in Fort Wayne, excess space and printing capacity will not be used. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $0.3 million related to the elimination of 9 positions; (2) write-off of leasehold improvements of $3.2 million and (2) other costs of $20.9 million primarily related to termination of equipment leases ($1.4 million) and rent on abandoned office space ($19.5 million). In the third quarter of 2002, $1.5 million of the original charge for this plan was reversed due to LNL's purchase and ultimate sale of the vacant building on terms which were favorable to what was included in the original restructuring plan for rent on this abandoned office space. Actual pre-tax costs totaling $22.3 million have been expended and 19 positions have been eliminated under this plan through December 31, 2002. As of December 31, 2002, a balance of $0.6 million remains in the restructuring reserve for this plan. Expenditures under this restructuring plan are expected to be completed in 2004. LNL estimates an annual reduction in future operating expenses of $4.6 million (pre-tax) after the plan is fully implemented.

During the second quarter of 2002, Lincoln Retirement completed a review of its entire internal information technology organization. As a result of that review, Lincoln Retirement decided in the second quarter of 2002 to reorganize its IT organization in order to better align the activities and functions conducted within its own organization and its IT service providers. This change was made in order to focus Lincoln Retirement on its goal of achieving a common administrative platform for its annuities products, to better position the organization and its service providers to respond to changing market conditions, and to reduce overall costs in response to increased competitive pressures. The restructuring plan implemented to achieve these objectives included aggregate pre-tax costs of $1.6 million, which included $1.4 million for employee severance and $0.2 million for employee outplacement relative to 49 eliminated positions. Actual pre-tax costs totaling $0.9 million have been expended and 49 positions have been eliminated under this plan through December 31, 2002. As of December 31, 2002, a balance of $0.7 million remains in the restructuring reserve for this plan. The plan is expected to be completed in the third quarter of 2003.

--------------------------------------------------------------------------------
13. Transactions with Affiliates


Cash and short-term investments at December 31, 2002 and 2001 include LNL's participation in a short-term investment pool with LNC of $257.2 million and $310.9 million, respectively. Related investment income amounted to $5.1 million, $15.1 million and $26.2 million in 2002, 2001 and 2000, respectively. Short-term debt at December 31, 2002 and 2001 of $103.7 million and $261.8 million, respectively, represents notes payable to LNC. Total interest expense for this short-term debt was $1.3 million, $2.6 million and $2.2 million in 2002, 2001 and 2000, respectively. As shown in Note 5, LNC supplied funding to LNL totaling $1.25 billion in exchange for surplus notes. The interest expense on these surplus notes was $78.0 million per year in 2002, 2001 and 2000.

Beginning in 2001, a transfer pricing arrangement was put in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, LNL received fees of $16.3 million and $12.7 million from DMH for transfer pricing in 2002 and 2001, respectively.

LNL paid fees of $95.3 million, $98.3 million and $105.0 million to DMH for investment management services in 2002, 2001 and 2000, respectively.

LNL provides services to and receives services from affiliated companies plus it receives an allocation of corporate overhead from LNC. This allocation is based on a calculation which utilizes income and equity of the business units. These activities with affiliated companies resulted in a net payment of $79.7 million, $65.2 million and $44.9 million in 2002, 2001 and 2000, respectively.

LNL cedes and accepts reinsurance from affiliated companies. Although no new reinsurance transactions have been executed between LNL and its affiliates since the sale of the reinsurance operations to Swiss Re, there are certain reinsurance deals between LNL and affiliates that were in place at the time of the sale and continue to be in place as of December 31, 2002. As of December 31, 2002, all of these transactions are between LNL and LNR Barbados and LNL and Lincoln Assurance Limited. As of December 31, 2001, there were also reinsurance transactions in place between LNL and Lincoln Ireland. LNC's investment in Lincoln Ireland was put to Swiss Re in May 2002. Premiums in the accompanying statements of income include premiums on insurance business accepted and exclude premiums ceded with other affiliated companies as follows:

                                       Year Ended December 31
                                        2002   2001    2000
                                       ------  ------- ------
                                          (in millions)
                                       ----------------------
                     Insurance assumed $   --. $  0.6. $ 1.2.
                     Insurance ceded..  100.4.  145.9.  98.1.

The Lincoln National Life Insurance Company

The balance sheets include reinsurance balances with affiliated companies as follows:

                                                       December 31
                                                       2002  2001
             -                                        ------ ------
                                                      (in millions)
                                                      -------------
             Future policy benefits and claims
              assumed................................ $  4.1 $  3.9
             Future policy benefits and claims ceded.  799.7  905.6
             Amounts recoverable from reinsurers on
              paid and unpaid losses.................   21.5   76.5
             Reinsurance payable on paid losses......    5.7    5.8
             Funds held under reinsurance treaties --
              net liability..........................  735.5  968.3

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, LNL holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $140.2 million and $528.6 million at December 31, 2002 and 2001, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 2002 and 2001, LNC had guaranteed $140.2 million and $528.6 million, respectively, of these letters of credit. At December 31, 2001, LNL had a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $101.6 million for statutory surplus relief received under financial reinsurance ceded agreements. As of December 31, 2002, LNL did not have any statutory surplus relief transactions with affiliates.
--------------------------------------------------------------------------------
14. Subsequent Events

In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. The financial impact of the realignment will result in the Life Insurance segment incurring costs of approximately $15-$17 million after-tax during 2003.

In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. Restructuring costs under the plan are expected to be $3-$5 million after-tax and are expected to be incurred in 2003.

Report of Ernst & Young LLP,
Independent Auditors

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2002 and 2001, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluat-ing the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2002 and 2001, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the consolidated financial statements, in 2002 the Company changed its method of accounting for goodwill and its related amortization. As discussed in Notes 2 and 7 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivative instruments and hedging activities as well as its method of accounting for impairment of certain investments.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 7, 2003

                                    PART II
                    CONTENTS OF THIS REGISTRATION STATEMENT

    This filing is made pursuant to Rule 6e-3(T)

UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

INDEMNIFICATION

(a)  Brief description of indemnification provisions.
     In general, Article VII of the By-Laws of The Lincoln
     National Life Insurance Company (LNL) provides that LNL will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNL. Certain additional conditions apply to indemnification in criminal proceedings.
     In particular, separate conditions govern indemnification of directors, officers, and employees of LNL in connection with suits by, or in the right of, LNL.
     Please refer to Article VII of the By-Laws of LNL (Exhibit
     No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

(b)  Undertaking pursuant to Rule 484 of Regulation C under the
     Securities Act of 1933.
     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF THE INVESTMENT COMPANY ACT OF
  1940


    The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the Policies registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT


    This Post-Effective Amendment No. 9 to the Registration Statement comprises the following papers and documents:


    The facing sheet.

    A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.


    The Prospectus consisting of 106 pages.


    The undertaking to file reports

    Indemnification

    The representation pursuant to Section 26(e) (2) (A) of the Investment Company Act of 1940

    The signatures

    Power of Attorney

    The written opinions/consents of the following persons:
    Robert A. Picarello, Esquire
    Vaughn W. Robbins, FSA
    Ernst & Young LLP

    The following exhibits:


 1. (1) Certified Resolution of the Board of Directors of the Company establishing the Account.(2)
     (2) Not applicable.
     (3) (a)  Selling Agreement between The Lincoln National Life
               Insurance Company and Lincoln Financial Advisors
               Corporation.(3)
         (b)  Not applicable.
         (c)  Commission Schedule (Revised).(2)
     (4) Not applicable.
     (5) (a)  Application.(2)
         (b)  Policy.(2)
     (6) (a)  Articles of Incorporation of the Company.(1)
         (b)  By-Laws of the Company.(1)
     (7) Not applicable.
     (8) Fund Participation Agreements and Amendments thereto:
           Agreements between The Lincoln National Life Insurance Company and:
         (a)  Delaware Group Premium Fund
         (b)  Lincoln VIP Trust.
     (9) (a)  Proposed Form of Indemnification Agreement (Revised).*
     (9) (b)  Services Agreement and amendments thereto between The
               Lincoln National Life Insurance Company, Delaware
               Management Company, Inc. and Delaware Services Company,
               Inc.(4)
    (10) Form of Application see Exhibit 1(5)(a)
 2. See Exhibit 1(5)(b)
3.  Opinion and Consent of Robert A. Picarello, Esquire.

 4. Not applicable.
 5. Opinion and Consent of Vaughn W. Robbins, FSA, Vice President
 6. Consent of Ernst & Young LLP, Independent Auditors.
 7. Memorandum describing the Company's issuance, transfer and redemption and conversion procedures for the Policy.(2)
 8. N/A
 9. Other Exhibits.


*Previously filed as an Exhibit to the Registration Statement.

(1) Incorporated by reference to registration statement filed on Form S-6 (File No. 333-40745) filed on November 21, 1997.

(2) Incorporated by reference to registrant's Post-Effective Amendment No. 4 (File No. 033-76432) filed on April 20, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 1 Form S-6 (File No. 333-82663) filed on April 13, 2000.

(4) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-43373) filed on April 4, 2002.

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account K (File No. 033-76432), has caused this Post-Effective Amendment No. 9 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 3rd day of April, 2003. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.



                                  LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE
                                            ACCOUNT K (Registrant)

                                By:              /s/ GARY W. PARKER
                                     ------------------------------------------
                                                   Gary W. Parker
                                               SENIOR VICE PRESIDENT
                                        THE LINCOLN NATIONAL LIFE INSURANCE
                                                      COMPANY

                                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                                  (DEPOSITOR)

                                By:              /s/ GARY W. PARKER
                                     ------------------------------------------
                                                   Gary W. Parker
                                               SENIOR VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to this Registration Statement (File No. 033-76432) has been signed below on April 3, 2003 by the following persons, as officers and directors of the Depositor, in the capacities indicated:



                   SIGNATURE                                             TITLE
                   ---------                                             -----
               /s/ JON A. BOSCIA*                 President and Director (Principal Executive
     --------------------------------------        Officer)
                 Jon A. Boscia

               /s/ JOHN H. GOTTA*                 Executive Vice President, Chief Executive Officer
     --------------------------------------        of Life Insurance, Assistant Secretary and
                 John H. Gotta                     Director

             /s/ LORRY J. STENSRUD*               Executive Vice President, Chief Executive Officer
     --------------------------------------        of Lincoln Retirement and Director
               Lorry J. Stensrud

               /s/ JANET CHRZAN*                  Senior Vice President, Chief Financial Officer and
     --------------------------------------        Director (Principal Financial Officer and
                  Janet Chrzan                     Principal Accounting Officer)

               /s/ SEE YENG QUEK*                 Director, Chief Investment Officer and Chairman of
     --------------------------------------        the Investment Committee
                 See Yeng Quek

             /s/ JUDE T. DRISCOLL*
     --------------------------------------       Director
                Jude T. Driscoll

            /s/ RICHARD C. VAUGHAN*
     --------------------------------------       Director
               Richard C. Vaughan

           /s/ BARBARA S. KOWALCZYK*
     --------------------------------------       Director
              Barbara S. Kowalczyk



                                          *By:         /s/ GARY W. PARKER

                                              ----------------------------------

                                                Gary W. Parker, pursuant to a
                                               Power of Attorney filed with this
                                               Post-Effective Amendment No. 9 to
                                                  the Registration Statement

                               POWER OF ATTORNEY



    We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



    WITNESS our hands and common seal on this 28th day of January, 2000.



                   SIGNATURE                                             TITLE
                   ---------                                             -----
               /s/ JON A. BOSCIA
     --------------------------------------       President and Director
                 Jon A. Boscia

             /s/ RICHARD C. VAUGHAN
     --------------------------------------       Director
               Richard C. Vaughan



                               POWER OF ATTORNEY



    We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



    WITNESS our hands and common seal on this 14th day of January, 2003.



                   SIGNATURE                                             TITLE
                   ---------                                             -----
             /s/ LORRY J. STENSRUD                Executive Vice President, Chief Executive
     --------------------------------------        Officer of Lincoln Retirement and Director
               Lorry J. Stensrud



STATE OF             )
INDIANA
                     )SS:
COUNTY OF ALLEN      )

                                  Subscribed and sworn to before me this
                                  14th day of January, 2003
                                  /s/ SHARLENE K. GEER
                                  -------------------------------
                                  Notary Public
                                  Commission Expires 2/29/08

                               POWER OF ATTORNEY



    We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



    WITNESS our hands and common seal on this 11th day of August, 2000.



                /s/ JANET CHRZAN                  Senior Vice President, Chief Financial Officer
     --------------------------------------        and Director
                  Janet Chrzan



STATE OF             )
INDIANA
                     )SS:
COUNTY OF ALLEN      )

                                  Subscribed and sworn to before me this
                                  11th day of August, 2000
                                  /s/ JANET L. LINDENBERG
                                  -------------------------------
                                  Notary Public
                                  Commission Expires 7/10/01



                               POWER OF ATTORNEY



    We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



    WITNESS our hands and common seal on this 13th day of January, 2003.



                   SIGNATURE                                             TITLE
                   ---------                                             -----
               /s/ SEE YENG QUEK                  Director, Chief Investment Officer and
     --------------------------------------        Chairman of the Investment Committee
                 See Yeng Quek

                               POWER OF ATTORNEY



    We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



    WITNESS our hands and common seal on this 4th day of January, 2002.



                   SIGNATURE                                             TITLE
                   ---------                                             -----
            /s/ BARBARA S. KOWALCZYK
     --------------------------------------       Director
              Barbara S. Kowalczyk



                               POWER OF ATTORNEY



    We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



    WITNESS our hands and common seal on this 18th day of January, 2002.



                   SIGNATURE                                             TITLE
                   ---------                                             -----
               /s/ JOHN H. GOTTA                  Executive Vice President, Chief Executive Officer
     --------------------------------------        of Life Insurance, Assistant Secretary, and
                 John H. Gotta                     Director



                               POWER OF ATTORNEY



    We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



    WITNESS our hands and common seal on this 23rd day of January, 2003.



                   SIGNATURE                                             TITLE
                   ---------                                             -----
              /s/ JUDE T. DRISCOLL
     --------------------------------------       Director
                Jude T. Driscoll